PROSPECTUS
MAY 1, 2025
INTELLIGENT VARIABLE ANNUITY
Individual Flexible Premium Deferred Variable Annuity Contract Funded Through TIAA-CREF Life Separate Account
VA-1
 of TIAA-CREF Life Insurance Company
This Prospectus (“Prospectus”) describes information you should know before investing in the Intelligent Variable Annuity, an individual flexible premium deferred variable annuity contract (the “Contract”) offered by TIAA-CREF Life Insurance Company (“TIAA Life”) and funded through the TIAA-CREF Life Separate Account
VA-1
(the “Separate Account”). Before you invest, please read this Prospectus carefully, along with the underlying Portfolio Prospectuses and keep it for future reference.
The Contract is designed for individual investors who desire to accumulate funds on a tax-deferred
basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or through other payment options. The Contract is not available for purchase as part of any tax-qualified
retirement plan.
Subject to the terms of your Contract, if you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the Premiums you paid with your application or your total Contract value on the date that you returned the Contract and the refund request to us. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Prospectus describes the variable annuity issued by TIAA Life. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this Prospectus. If anyone does so, you should not rely on it.
Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Intelligent Variable Annuity Prospectus	1

DEFINITIONS
Throughout the Prospectus, “TIAA Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contract owner or any prospective Contract owner.
The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.
1940 Act.
 The Investment Company Act of 1940, as amended.
Administrative Office.
 The office you must contact to exercise any of your rights under the Contract. You should send all payments and requests to: TIAA-CREF Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.
Accumulation Period or Accumulation Phase.
The period that begins with your first Premium and continues as long as you still have an amount accumulated in the Separate Account.
Accumulation Unit.
A share of participation in the Separate Account.
Accumulation Value.
The total value of your Accumulation Units.
Annuitant.
The natural person whose life is used in determining the annuity payments to be received. The Annuitant may be the Contract owner or another person.
Beneficiary.
 Any person or institution named to receive benefits if you die during the Accumulation Period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same Beneficiary for both of these two situations.
Business Day.
Any day the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.
Contract.
The individual, flexible premium, deferred variable annuity contract described in this Prospectus.
Contract owner or Owner.
The person (or persons) who controls all the rights and benefits under a Contract.
General Account.
All of our assets other than those allocated to the Separate Account or to any other TIAA Life Separate Account.
Good Order.
An instruction that is received by TIAA Life that is sufficiently complete and clear, along with all forms, information, and supporting legal documentation so that TIAA Life does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a transfer request, a request to begin receiving annuity payments, or a death benefit claim, must be in Good Order. With respect to purchase requests, Good Order also generally includes receipt by us of sufficient funds to effect the transaction.
Income Option.
Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”
Internal Revenue Code (IRC).
The Internal Revenue Code of 1986, as amended.
Investment Account.
A sub-account of the Separate Account that invests its assets in shares of a corresponding Portfolio.
Non-Qualified Contracts.
Annuity Contracts that are not issued in connection with a retirement plan intended to qualify for special federal income tax treatment under the IRC.
Nuveen Life Funds.
Formerly known as TIAA-CREF Life Funds.
Portfolio (s) or Underlying Portfolio(s).
An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Contract allows you to indirectly invest in a series of investment companies that are described in this Prospectus under Appendix A—Portfolios Available Under the Contract.
Premium.
Any amount you invest in the Contract.
Qualified Contracts.
Annuity Contracts that are intended to qualify for special federal income tax treatment under the IRC Section 408, 408A, 403, 401 and 457. Currently, we are not offering Qualified Contracts.
Second Annuitant.
The natural person whose life, together with the Annuitant’s life, is used in determining the amount of annuity payments and how long those payments will be received under the Two-Life Annuities Income Option.
Separate Account.
TIAA-CREF Life Separate Account VA-1, which was established by TIAA Life under New York state law to fund your variable annuity. The Separate Account holds its assets apart from TIAA Life’s other assets.
TC Services.
 TIAA-CREF Individual & Institutional Services, LLC.
TIAA.
Teachers Insurance and Annuity Association of America
TIAA Life.
TIAA-CREF Life Insurance Company, wholly owned subsidiary of TIAA.
Valuation Day.
Any Business Day. Valuation Days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded.

2	Prospectus Intelligent Variable Annuity

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	None	Surrenders and Cash Withdrawals
Transaction Charges	None	Transfers and Withdrawals

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year
, depending on the options you choose. The fees and expenses do not reflect any advisory fees-paid to financial intermediaries and, if such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year
based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract	0.10% 1	0.50% 1	Charges
	Investment Options (Underlying Portfolio fees and expenses)	0.08% 2	2.13% 2	Appendix A—Portfolios Available Under the Contract
	Optional benefits available for an additional charge (for single optional benefit, if elected)	0.10% 3	0.10% 3	Guaranteed Minimum Death Benefit Charge

1
   Deducted daily from your average Accumulation Value to equal the annual percentage shown.
2
   As a percentage of average daily net assets.
3
   A Guaranteed Minimum Death Benefit (“GMDB”) fee will be assessed against your Accumulation Value on an annual basis. It is the only optional benefit that charges a fee.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year
, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

Lowest Annual Cost: $440	Highest Annual Cost: $2,611

Assumes:

•
 Investment of $100,000

•
 5% annual appreciation

•
 Least expensive combination of optional benefits, Underlying Portfolio fees and expenses

•
 No optional benefits

•
 No sales charges or advisory fees

•
 No additional purchase payments, transfers or withdrawals

Assumes:

•
 Investment of $100,000

•
 5% annual appreciation

•
 Most expensive combination of optional benefits and Underlying Portfolio fees and expenses

•
 No sales charges or advisory fees

•
 No additional purchase payments, transfers or withdrawals

1 We do not assess a surrender or withdrawal charge.

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in your Contract, including loss of principal.	Principal Risks of Investing In The Contract
Not a Short-Term Investment
•
 The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•
  The benefits of a tax deferred product, adding premiums over time to the value your Contract and long-term
income means the Contract is generally more beneficial to investors with a long-term horizon.

•
 If you make a withdrawal, it will reduce the value of your Contract and the amount of money you will receive when you annuitize.
Principal Risks of Investing In The Contract
Risks Associated with Investment Options
•
 An investment in the Contract is subject to the risk of poor inve st
ment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract (e.g., Underlying Portfolios).

•
 Each investment option has its own unique risks.

•
 You should review the investment options before making an investment decision.
Principal Risks of Investing In The Contract
Insurance Company Risks
•
 An investment in the Contract is subject to risks related to TIAA Life and any obligations, guarantees or benefits of the Contract are subject to TIAA Life’s claims-paying ability. More information about TIAA Life, including its financial strength ratings, is available upon request by visiting our website at: tiaa.org/public/.
Principal Risks of Investing In The Contract

	RESTRICTIONS	Location in Prospectus
Investments
•
 Not all of the underlying Portfolios listed in this Prospectus under “Appendix A—Portfolios Under the Contract” may be available to you as an investment option.

•
 We have adopted policies and procedures to discourage market timing and frequent transaction activity and to limit certain transfer activity.

•
 We reserve the right to limit transfers and exchanges into or out of an Investment Account in circumstances of frequent activity.

•
 We reserve the right to add or close Investment Accounts, substitute another fund or other investment vehicles or combine Investment Accounts.
The Portfolios Transfer Policies Regarding Market Timing and Frequent Trading Transfer Policies Regarding Market Timing and Frequent Trading Changes to the Separate Account

Intelligent Variable Annuity Prospectus	3

Optional Benefits
•
 Certain optional benefits available under your Contract are subject to a minimum dollar amount.

•
 Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn.

•
 There are restrictions on the frequency of transactions within a certain time period.

•
 We reserve the right terminate or restrict certain optional benefits under the Contract.
Transfers and Withdrawals Transfers and Withdrawals Transfer Policies Regarding Market Timing and Frequent Trading Transfers and Withdrawals

	TAXES	Location in Prospectus
Tax Implications
•
 You should consult with a qualified tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

•
 Generally, you are not taxed until you make a withdrawal from the Contract. Withdrawals from your Contract will be subject to ordinary income tax and may be subject to a premature distribution tax if taken before age 59
1
⁄
2
.

•
 Premium taxes may apply.
Possible Adverse Tax Consequences Transfer Policies Premium Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
•
 Your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment.
Conflicts Of Interest
Exchanges
•
 Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.
Conflicts Of Interest
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Contract is a flexible premium deferred variable annuity contract. It is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or other payment options. You make investments in the Contract’s Investment Accounts during the Accumulation Phase. At the end of the Accumulation Phase, the value of your investments or Accumulation Units is used to calculate lifetime income or other payment options that you choose. The Contract also includes a death benefit payable at the death of the Contract owner or Annuitant during the Accumulation Phase.
This Contract may be appropriate for you if you have a long investment time horizon. Any withdrawals made during the Accumulation Phase will reduce the Accumulation Value your Contract. Because withdrawals will be subject to ordinary income tax and may be subject to a premature distribution tax on early withdrawals if taken before age 59
1
⁄
2
, the Contract is not intended for individuals who may need to access of invested funds within a short-term timeframe or on a frequent basis. In addition, the Contract is not intended for individuals who intend to engage in frequent transfers among the Investment Accounts.
Phases of the Contract
The Contract has two phases: (1) an Accumulation Phase (for savings) and (2) an Annuity phase (for income).
Accumulation Phase
The Accumulation Phase begins when your Contract becomes effective. During this phase, earnings accumulate on a tax-deferred basis. Premium payments may continue during this phase until the annuity starting date.
You allocate your Premiums to the Investment Accounts of the Separate Account that are available to you under the Contract which, in turn, invest in one or more of the Underlying Portfolios. As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Portfolio underlying the Investment Account performs over time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.
You should consider the investment objectives, risks, and charges and expenses of each Underlying Portfolio carefully before making an investment decision. Additional information about each Underlying Portfolio is provided in Appendix A—Portfolios Available Under the Contract”.
Annuity Phase
The annuity or income phase begins on the annuity starting date you select. During this phase, you will receive fixed income payments based on the Income Option you elect. Your payments are based on your Contract Accumulation Value selected for annuitization determined on the last Business Day before the annuity starting date. Subject to the provisions of your Contract, you can elect any one of the following options to receive annuity payments: (1) one-life annuity with or without a guaranteed

4	Prospectus Intelligent Variable Annuity

period; (2) two-life annuity with or without a guaranteed period or (3) annuity for a fixed period. Please note that when you annuitize, your accumulation will be converted to income payments. Once the annuity phase begins you will no longer be able to submit premiums or make withdrawals from your Contract, and all Accumulation Phase benefits terminate, including the death benefit.
Contract Features
The Contract provides for the accumulation of retirement savings and income. The Contract offers Income Options, death benefit protection and various payout options.
Accessing Your Money.
Before you annuitize your Contract, you can take withdrawals from your Contract accumulation. Withdrawals will reduce your Contract value, will be subject to ordinary income tax and may be subject to a premature distribution tax if you take a withdrawal before age 59
1
⁄
2
.
Tax Treatment.
You can transfer money between Investment Accounts without tax implications and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) when you receive an income payment from the Contract; or (4) payment of a death benefit.
Death Benefits.
The Contract includes a standard death benefit, or for an additional charge, the Contract offers a guaranteed minimum death benefit. Either death benefit will pay your designated Beneficiary a benefit at the time of your death.
Additional Benefits
Systematic Withdrawals.
If your Contract accumulation is at least $10,000, you may elect to have withdrawals redeemed from one or more of the Investment Accounts on a systematic basis at no additional charge. The initial periodic withdrawal amount must be at least $100 and if paid by check, it may be subject to a fee of up to $5 per payment and can be paid monthly, quarterly, semi-annually or annually. Withdrawals will reduce your Contract value. Withdrawals will be subject to ordinary income tax and may be subject to a premature distribution tax if taken before age 59
1
⁄
2
.
Dollar Cost Averaging.
If your Accumulation Value is at least $10,000, you may elect to participate in our dollar cost averaging (“DCA”) program, at no additional charge. DCA allows you to make scheduled transfers from the Money Market Account to one or more other Investment Accounts on a monthly or quarterly basis and the initial amount must be at least $100. You may not participate in DCA while automatic account rebalancing is in effect.
Automatic Account Rebalancing Program.
You can elect to have your account value automatically rebalanced, at no additional charge, to periodically transfer accumulations among your Investment Accounts in order to maintain the allocation percentages that you specify. You may direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis. You may not participate in automatic account rebalancing while dollar cost averaging is in effect.
Withdrawals to Pay Advisory Fees.
You may authorize withdrawals to pay the fees of your financial advisor on a quarterly basis. We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement and we do not assess a charge for this service. Withdrawals will reduce your Contract value.
Fee and Expense Tables
The fees and expenses do not reflect any advisory fees-paid to financial intermediaries from the Contract’s Accumulation Value or other assets of the Owner and, if such fees were reflected, the fees and expenses would be higher.
Transaction Expenses

Charge
Sales Load Imposed on Purchases (as a percentage of premiums)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of premiums or amount surrendered, as applicable)	None
Exchange Fee	None
The next table describes the fees and expenses that you will pay each year
during the time that you own the Contract (not including Portfolio fees and expenses).

Intelligent Variable Annuity Prospectus	5

If you elect to purchase the GMDB optional benefit, you will pay the additional charges, as shown below:
Annual Contract Expenses

	Charge Without a Fee or Expense Waiver 1	Charge With a Fee or Expense Waiver 1,2
Administrative Expenses (Annual Maintenance Fee)	$25	$0.00
Maximum Base Contract Expenses (as a percentage of average Accumulation Value)	0.70%	0.50%
Band 1—Base Contract Expenses: If Accumulation Value is less than $100,000	0.70%	0.50%
Band 2—Base Contract Expenses: If Accumulation Value is between $100,000 and $500,000	0.55%	0.35%
Band 3—Base Contract Expenses: If Accumulation Value is greater than $500,000	0.45%	0.25%
Band 4—Base Contract Expenses: After the first 10 years of the Contract	0.30%	0.10%
Optional Benefit Expenses (as a percentage of average account value) 3	0.10%	N/A

1	The contractual Administrative Expense Charge, which is component of the Base Contract Expense, is 0.30%. It is subject to an expense waiver of 0.20%, which reduces the current Administrative Expense Charge to 0.10%.
2	The Annual Maintenance Fee will be waived if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or on the date of a full surrender of the Contract.
3	The GMDB is the only optional benefit that charges a fee, which is assessed against your Accumulation Value on an annual basis.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay per iodic
ally during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found in this Prospectus under: Appendix A—“Portfolios Available Under The Contract”.
Annual Portfolio Expenses

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses (before fee waiver/expense reimbursements)	0.08%	2.29%

Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses (after fee waiver/expense reimbursements*)	0.08%	2.13%
*	Certain Portfolios are subject to an expense reimbursement arrangement between such Portfolio and the investment adviser, which is expected to continue until at least February 28, 2025.
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Portfolio expenses.
The Examples assume that you invest $100,000 in the Contract for the time periods indicated. Example 1 also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and elected optional benefits for an additional charge
1
. The second Example also assumes that your investment has a 5% return each year and assumes the least expensive combination of Annual Portfolio Expenses and no elected optional benefit. The Examples do not reflect any advisory fees paid to financial intermediaries from Contract value or other assets of the Owner and, if such fees were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:
Example 1: Maximum Expenses

Contract Value	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of applicable time period	$2,970	$9,096	$15,476	$32,613
If you annuitize at the end of the applicable time period	$2,970	$9,096	$15,476	$32,613
If you do not take a total withdrawal of your Contract Value	$2,970	$9,096	$15,476	$32,613
1	The GMDB is the only optional benefit that charges a fee.
Example 2: Minimum Expenses

Contract Value	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of applicable time period	$440	$1,816	$3,314	$7,673
If you annuitize at the end of the applicable time period	$440	$1,816	$3,314	$7,673
If you do not take a total withdrawal of your Contract Value	$440	$1,816	$3,314	$7,673

6	Prospectus Intelligent Variable Annuity

PRINCIPAL
RISKS
OF INVESTING IN THE CONTRACT

Investing in the Contract involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider these risks in addition to the other information contained in this Prospectus. Additional risks and details regarding various risks and benefits of investing in the Contract are described in relevant sections of this Prospectus. The Contract may be subject to additional risks other than those identified and described in the Prospectus.
Risk of Loss.
The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, you can lose money by investing in the Contract, including loss of principal. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Not a Short-Term Investment.
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right Contract for you. If you make early withdrawals, you may be subject to pay ordinary income tax, including a premature distribution tax if you are under age 59
1
⁄
2
.
Investment Risk.
As with all variable annuities, an investment in the Contract is subject to the risk of poor investment performance of the underlying Portfolios. Performance can vary depending on the performance of the Underlying Portfolios you selected available under the Contract. You bear the risk of any decline in the account balance of your Contract resulting from the performance of the Underlying Portfolios you have chosen. Your account value could decline significantly, and there is a risk of loss of the entire amount invested. You should review these investment options before making an investment decision.
Each investment option will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Underlying Portfolio. We do not guarantee the investment performance of the Separate Account or the Underlying Portfolios, and you bear the entire investment risk. Information regarding the Underlying Portfolios available under your Contract is provided below in this Prospectus under “Appendix A—Portfolios Available Under the Contract”.
Risks Associated with TIAA Life.
An investment in the Contract is subject to risks related to TIAA Life and any obligations, guarantees or benefits of the Contract are subject to TIAA Life’s financial strength and claims-paying ability. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected Contract and claims payments. However, there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. Information about TIAA Life, including its financial strength ratings is available by visiting our website at tiaa.org/public/.
Possible Adverse Tax Consequences.
Tax considerations associated with the Contract can vary and can be complicated. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the Contract are not made or effected in compliance with the law. We cannot provide detailed information on all tax aspects of the Contract. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person and state of residence. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change. We cannot predict what, if any, legislation will be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a qualified tax advisor to determine the tax implications of an investment in, and payments received under, the Contract.
Risks Related to Cybersecurity and Other Business Continuity Risks.
With the increased use of connected technologies such as the Internet to conduct business, the Separate Account and its service providers (including, but not limited to, TIAA, TC Services, and financial intermediaries) are susceptible to cybersecurity risks. In general, cybersecurity attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service the Separate Account’s operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cybersecurity attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of- service” attack on the Separate Account’s systems or the system of its service providers. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on the Separate Account’s systems or the systems of its service providers.
Cybersecurity failures by us or any of our service providers, the Underlying Portfolios, or the issuers of securities in which the Underlying Funds invest, have the ability to result in disruptions and to impact business operations, and may adversely affect the Separate Account and the value of your Accumulation Units. Such disruptions

Intelligent Variable Annuity Prospectus	7

or impacts may result in: financial losses, interference with our processing of Contract transactions, including the processing of orders from TIAA’s website or with the Underlying Portfolios; interfere with the Separate Account’s ability to calculate unit values; barriers to trading and order processing; your inability to transact business with us; violations of applicable federal and state privacy or other laws, regulatory fines, litigation, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Separate Account and its service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cybersecurity breach may cause such information to be lost, improperly accessed, used or disclosed. The Separate Account may incur additional, incremental costs to prevent and mitigate the risks of cybersecurity attacks or incidents in the future. The Separate Account and its Contract Owners could be negatively impacted by such cybersecurity attacks or incidents. Although the Separate Account has established business continuity plans and risk-based processes and controls to address such cybersecurity risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cybersecurity attack tactics. As a result, it is possible that the Separate Account or the Separate Account’s service providers will not be able to adequately identify or prepare for all cybersecurity attacks. In addition, the Separate Account cannot directly control the cybersecurity plans or systems implemented by its service providers.
Other disruptive events, including, but not limited to, natural disasters, terrorism, or public health or pandemic crises (such as the COVID-19 pandemic from late 2019-mid-2022), may adversely affect our ability to conduct business. Such adverse effects may include the inability of TIAA’s employees, or the employees of its affiliates and service providers, to perform their responsibilities as a result of any such event. Any resulting disruptions to the Separate Account’s business operations can interfere with our processing of contract transactions (including the processing of orders from our website), impact our ability to calculate annuity unit values, or cause other operational issues.
WHO WE ARE AND OTHER RELATED INFORMATION
TIAA-CREF LIFE INSURANCE COMPANY AND TIAA
The Contract is issued by TIAA-CREF Life Insurance Company (TIAA Life), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters is located at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.
TIAA was founded on March 4, 1918 by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serve as a retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.
THE INTELLIGENT VARIABLE ANNUITY.
The Intelligent Variable Annuity is designed for individual investors seeking accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment based on the amounts accumulated, as lifetime income or through other payment options. You generally are not taxed on any earnings or appreciation on the assets in the Contract until money is taken out of the Contract.
Under the Intelligent Variable Annuity Contract, you allocate your Premiums and Accumulation Value among the Investment Accounts of TIAA-CREF Life Separate Account VA-1, as discussed below.
As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well each Portfolio underlying the Investment Account performs overtime. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk. Please note that an investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The Contract is available to you provided it has been approved by the insurance department of your state of residence. Currently, the Contract is approved in all states including the District of Columbia.
THE SEPARATE ACCOUNT
On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and qualifies as a “Separate Account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.
We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net

8	Prospectus Intelligent Variable Annuity

asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.
The assets in the Separate Account are kept separate from our General Account and our other Separate Accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Contract and are not discussed in this Prospectus.
CHANGES TO THE SEPARATE ACCOUNT
Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Contract. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•
operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law; taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•
substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or any other investment permitted by law;

•	change the way we deduct or collect charges under the Contract, but without increasing the charges unless and to the extent permitted by other provisions of this Contract;

•	making any other necessary technical changes in this Contract in order to conform with any action this provision permits us to take; and

•	adding to, eliminating, or suspending your ability to allocate Premiums or transfer Accumulation Value into any Investment Option.
We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We do not guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission or other applicable regulatory authority. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Contract.
We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Accumulation Value is allocated. Information about any such change will be filed with any regulatory authority where required and will be subject to any required approval.
If you object to a material change and a portion of your Accumulation Value is attributable to the affected Investment Account, then you may transfer that value into another Investment Account.
To effect such transfers, we must receive your request in Good Order at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.
THE PORTFOLIOS
The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the SEC under the 1940 Act. The Portfolios available for investment under the Contract are described further below under “Appendix A—Portfolios Available Under the Contract”. Please note, that all of the Portfolios listed are available to you as investment options without restriction, unless indicated otherwise in Appendix A—Portfolios Available Under the Contract.
Certain Portfolios invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.
Before investing, carefully read the Portfolios’ Prospectuses. The Portfolios’ Prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ Prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Contract. The Prospectus for each Portfolio is available by contacting us. In addition, if you receive a summary Prospectus for a Portfolio, you may obtain a full statutory Prospectus by referring to the contact information for the Portfolio Company on the cover page of the summary Prospectus.

Intelligent Variable Annuity Prospectus	9

Please note that the Prospectuses for the Portfolios may provide information for other Portfolios that are not available through the Contract. When you consult the Portfolio Prospectuses, you should be careful to refer only to the information regarding the Portfolios.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund Portfolios that may have very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Contract may be very similar to the investment objectives and policies of other Portfolios that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) Portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Contract will be comparable to the investment performance of any other Portfolio, even if the other Portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name. Please read the Prospectuses to obtain more complete information regarding the Portfolios. Keep this Prospectus and the Portfolios’ Prospectuses for future reference.
Payments from Portfolios.
We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Contract assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ Prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts.
Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. Under these plans, we or our affiliates may receive some or all of a Portfolio’s
12b-1 fees.
These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.
Furthermore, we (and our affiliates) receive additional compensation on assets invested in the Nuveen Life proprietary funds because our affiliates receive payments from the Portfolios for investor advisory and/or other services. Thus, we may receive more revenue with respect to proprietary Portfolios than non-proprietary Portfolios.
This arrangement may be a factor that we consider in including any Portfolios as Investment Accounts of the Separate Account.
Selection of Portfolios.
We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and our ability to receive payments as described above.
We have added Nuveen Life Portfolios at least in part because they are managed by our affiliate, Teachers Advisors, LLC. We review the Portfolios periodically and may remove a Portfolio or limit its availability for future transfers and allocations if we determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocation from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should consult your registered representative who can provide advice on the Portfolios offered as not all of them may be suitable for long-term investment needs. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.
DISTRIBUTION OF THE CONTRACT
We offer the Contract to the public on a continuous basis. We anticipate continuing to offer the Contract but reserve the right to discontinue the offering. The Contract is offered by TC Services and TC Services is also the principal underwriter of the Contract. TC Services is a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract. TC Services is considered the “principal underwriter” for interests in the Contract. Anyone distributing the Contract must be a registered representative of TC Services or an entity that has entered into a selling agreement with TC Services. The main office of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TC Services a fee from our General Account assets for sales of the Contracts. We intend to recoup any payments made to TC Services through fees and charges imposed under the Contract.
THE BROKER-DEALER
TIAA Life makes payments to TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer

10	Prospectus Intelligent Variable Annuity

and is a member of the FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract(s).
VOTING PORTFOLIO SHARES
The Separate Account is the legal owner of the shares of the Portfolios being offered through the Investment Accounts in your Contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your Contract. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contract owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.
The number of Portfolio shares attributable to you is determined by dividing your interest in the applicable Investment Account by the net asset value of the underlying Portfolio.
THE CONTRACT—THE ACCUMULATION PERIOD
The Intelligent Variable Annuity is an individual flexible-premium deferred variable annuity. It is referred to as a Non-Qualified Contract and allows you to contribute premium payments in varying amounts. It only accepts premium payments in after-tax dollars. The rights and benefits of the Contract are summarized below. However, the descriptions you read here are qualified entirely by the Contract itself.
The Contract and the application are the entire contractual agreement between you and TIAA Life. We have issued the Contract in return for your completed application and the first Premium. We do not offer different levels of expense classes under the Contract. Any endorsement to or amendment of the Contract or waiver of any of its provisions will be valid only if in writing and signed by an executive officer or a registrar of TIAA Life. All benefits are payable at our home office in New York, NY or at an Administrative Office designated by us. The Contract is incontestable.
Whether the Contract or certain investment options are available to you is subject to approval by regulatory authorities in your state. You may allocate your Premiums and Accumulation Value to the Investment Accounts of the Separate Account, each of which in turn, invests in the corresponding Portfolio, which are further described in this Prospectus. As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Investment Account’s Portfolio investment performs over time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.
The benefits under your Contract and any rider are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulation Value in the Separate Account are subject to our financial strength and claims-paying ability and our long- term ability to make such payments.
PURCHASING A CONTRACT AND REMITTING PREMIUMS
Minimum Initial and Maximum Additional Premiums:
We will issue you a Non-Qualified Contract as soon as we receive, in Good Order at our Administrative Office, your complete and accurate application, your initial Premium and all other information we may require. The initial Premium must be in the amount of at least $2,500; however, we reserve the right to lower the initial Premium amount to $250.
Please send your check, payable to TIAA Life Insurance Company, along with the application to:
New Business Dept.
TIAA Life Insurance Co.
P.O. Box 1291
Charlotte, NC 28201-9908
Note that we cannot accept money orders, travelers’ checks, or cash. In addition, we will not accept a third-party check where the relationship of the payer to the Contract owner cannot be identified from the face of the check. We will credit your initial Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we will return your initial Premium at that time unless you provide us specific consent to retain the initial Premium until your application is complete and in Good Order.
Additional Premiums:
Additional Premiums must be for at least $50. We reserve the right to limit Premiums to no more than $1,000,000 a year.
Send a check, payable to TIAA Life Insurance Company, including your Contract number, to:
TC-Life VA Collections
P.O. Box 933866
Atlanta, GA 31139-3866
These Premiums will be credited as of the Business Day we receive them and allocated in the same way as your investment instructions currently on file, unless you instruct otherwise. Currently, TIAA Life will accept Premiums at any time both the Contract owner(s) and the Annuitant(s) are living and your Contract is in the Accumulation Period. However, we reserve the right not to accept Premiums

Intelligent Variable Annuity Prospectus	11

under this Contract after you have been given three months’ notice.
If we exercise our right to reject and/or place limitations on the acceptance and/or allocation of additional Premium, you may be unable to, or limited in your ability to, increase your Accumulation Value through additional Premium, and this restriction may also impact the value of any future benefits under the optional GMDB if elected, or any future annuitization election. Before you purchase the Contract and determine the amount of your initial Premium, you should consider the fact that we may suspend, reject or limit additional Premiums at some point in the future. You should consult with your registered representative before purchase.
Electronic Payment.
You may also make initial or subsequent Premium payments electronically, You may establish an automatic investment plan using Electronic Funds Transfers (EFT) by completing an authorization form and each payment must be for at least $50. If the automatic investment plan is used for a Qualified Contract, the Contract owner should consult a qualified tax adviser for advice regarding maximum contributions. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here is what you need to do:

1.	If you are sending in an initial Premium, send us your application;
2.	Instruct your bank to wire money to:
Wells Fargo
ABA Number 121000248
San Francisco, CA
Account of: TIAA-CREF Life Insurance Company
Account Number: 2000035305820
3.	Specify on the wire:

•	Your name, address and Social Security Number (s) or Taxpayer Identification Number
•	Indicate if this is for a new application or existing Contract (provide Contract number if existing)
More About Remitting Premiums
. We will not be deemed to have received any Premiums sent to the addresses designated in this Prospectus for remitting Premiums until the third party service administrator has received such Premiums along with any necessary information.
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account, including but not limited to the application for your Contract.
What this means for you:
When you open an account, we will ask for your name, residential address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to issue a Contract or effect any transactions for you.
If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include cancelling your Contract.
Certain Restrictions.
You may only open one Contract in any calendar year. Except as otherwise described in this Prospectus, the Contract does not restrict how large your Premiums are or how often you send them, although we reserve the right to impose restrictions in the future.
We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contract owner’s account and refuse to pay any request for transfers, annuity payments, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
CAN I CANCEL THE CONTRACT?
You can examine the Contract and return it to TIAA Life for a refund, until the end of the right to cancel (or “free look”) period specified in your Contract (which is a minimum of 10 days, but varies by state). In states that permit it, we will refund the Accumulation Value calculated on the date that you returned the Contract and the refund request to us. (Note that the value of your initial Premium may have gone down during the period.) Where state law requires, the refund will equal all payments you have made. We will consider the Contract returned on the date it is postmarked and properly addressed with postage pre-paid or, if it is not postmarked, on the day we receive it at our Administrative Office. We will send you the refund within 7 days after we get written notice of cancellation and the returned Contract. If you live in a state that requires refund of Premiums, Premiums will be allocated to the TIAA-CREF Life Money Market Investment Account during the “free look” period.
CAN I ASSIGN THE CONTRACT?
You may assign the Contract, which is Non-Qualified Contract, prior to the annuity starting date. We assume no responsibility for the validity of any such assignment, nor will we be charged with notice of any assignment unless it is in writing and has been received in Good Order by us. The rights of the Owners, Annuitant, any Second Annuitant, any Beneficiaries and any other person to receive benefits under

12	Prospectus Intelligent Variable Annuity

the Contract will be subject to the terms of any assignment. You should consult your tax advisor before making any assignment of the Contract. You may not assign the Contract on or after the annuity starting date.
ELECTIONS AND CHANGES
You must submit any choice, election or change available under the Contract in a form acceptable to us at our home office in New York, NY or an Administrative Office designated by us. If you send us a notice changing your Beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you then die before the notice actually reaches us in Good Order. Any other notice will take effect as of the date we receive it in Good Order. If we take any action in good faith before receiving the notice, we will not be subject to liability even if our acts were contrary to what you told us in the notice. If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than transfers and allocation of Premiums.
Changes to the Contract by TIAA Life.
We reserve the right to change or amend the Contract from time to time in order to comply with applicable state and federal laws on annuities. If we make such a change or amendment, we will do so for all Contracts written on this form and delivered to the same state this Contract was delivered.
CONTRACT VARIATIONS
There are no material state variations of the same Contract type from one state-specific contract to another state specific contract in terms of features, benefits and charges. You should review your Contract along with this prospectus to understand the product features, benefits and charges under your Contract.
CONFLICTS OF INTEREST
Please note that your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
INVESTMENT ACCOUNT ACCUMULATION
At the end of any Business Day, the Accumulation Value in each Investment Account is equal to the number of Accumulation Units in each Investment Account multiplied by the Accumulation Unit value for that Investment Account.
The Number of Accumulation Units in any Investment Account at the end of the day will be increased by:

•	Premiums allocated to that Investment Account; and

•	Transfers from another Investment Account; and will be decreased by:

•	Deductions of Premium taxes incurred for the Investment Account; and

•	Withdrawals from Accumulation Value in the Investment Account; and

•	Annuitization of Accumulation Value in the Investment Account; and

•	Transfers to another Investment Account; and

•	Any portion of the death benefit paid; and

•	Annual maintenance fee that has been deducted from the Investment Account; and

•	Redemption charges imposed by a Portfolio underlying an Investment Account.
Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the Accumulation Unit value for that Investment Account at the end of the Business Day.
ACCUMULATION UNIT VALUE
We determine an Accumulation Unit value for each Investment Account to reflect how investment performance affects the Accumulation Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.
The Accumulation Unit value of any Investment Account at the end of any Business Day equals:

•	The Accumulation Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	The net investment factor for that Investment Account on that Business Day.
The net investment factor:

•	Measures the investment performance of an Investment Account from one Business Day to the next;

•	Increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;

•	Decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and

•	During the first 10 Contract years, decreases to reflect the mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:

•	0.40% if the value of Accumulation Units in all Investment Accounts is less than $100,000;

Intelligent Variable Annuity Prospectus	13

•	0.25% if the value of Accumulation Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.15% if the value of Accumulation Units in all Investment Accounts is more than $500,000.

•	In Contract years 11 and later, the annual rate is 0% regardless of the value of Accumulation Units in all Investment Accounts;

•	Decreases to reflect an Administrative Expense charge of 0.10% (0.30% maximum) for all Contract years; and

•	If applicable, decreases to reflect the Guaranteed Minimum Death Benefit (GMDB) rider charge of 0.10%.
Accumulation Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.
We deduct the mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an Annuitant will live for a longer time than we project. The expense risk is the risk that the expenses that we incur will exceed the Contract charges.
In order to accommodate the varying mortality and expense risk charges, as well as the application of the GMDB rider charges on certain Contracts, separate Accumulation Unit values will be maintained via different charge bands. On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium or withdrawal we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint. Please note, that if you make a withdrawal to pay advisory fees, the withdrawal will reduce the number of your Accumulation Units in proportion to the withdrawal.
TRANSFERS AND WITHDRAWALS
CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS?
Subject to certain limitations, you may transfer portions of your Accumulation Value among the Investment Accounts. You may also surrender your Contract in full or take cash withdrawals at any time before all of your Accumulation Value is applied to an annuity option on the annuity starting date. All cash withdrawals must be for at least $1,000. For more information, see below “Cash Withdrawals.” Cash Withdrawals may be taxed and you may have to pay a 10% federal premature distribution tax on earnings if you take a cash withdrawal before age 59
1
⁄
2
. Please note that withdrawals will decrease your Accumulation Value. In addition, withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn.
GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS
You can tell us how much you want to transfer or withdraw in dollars, Accumulation Units, or as a percentage of your Accumulation Value.
Transfers and Cash Withdrawals are effective at the end of the Business Day we receive your request and any required information and documentation. Transfers and Cash Withdrawals made at any time other than during a Business Day will be effective at the end of the next Business Day.
TRANSFERS
You are permitted to make internal transfers among the Investment Accounts available to you under the Contract. The minimum transfer amount must be at least $250 for each internal transfer, which may include the entire amount you have accumulated under your Contract among the Investment Accounts. We do not assess a charge for transfers. However, we currently limit the number of transfers you may make among the Investment Account options. Please see “Transfer Policies Regarding Market Timing and Frequent Trading.” We do not assess a transfer charge.
To request a transfer, write to or call our Administrative Office, or go to our Web Center’s account access feature at www.tiaa.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. We can suspend or terminate our ability to transfer by telephone, fax, or over the Internet at any time for any reason.
TRANSFER POLICIES REGARDING MARKET TIMING AND FREQUENT TRADING
There are Contract owners who may try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market. As money is shifted in and out of these Investment Accounts, we incur transaction costs and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Contract owners. In addition, market timing can interfere with efficient Portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund.
We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60-day calendar day period, a Contract owner redeems or exchanges any monies out of an Investment Account that holds shares of a Portfolio (other than an Investment Account that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the

14	Prospectus Intelligent Variable Annuity

dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Investment Account holding shares of the Portfolio and then redeems or exchanges any monies out of the same Investment Account, the Contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Investment Account holding shares of the Portfolio through a purchase or exchange for 90 calendar days.
To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the Separate Account.
If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient Portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a Contract owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.
We seek to apply our market timing and other transfer policies uniformly to all Contract owners. We reserve the right to waive these policies where management believes that the waiver is in the Contract owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Contract owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.
To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account.
Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Contract owners, increased transaction costs, and interference with the efficient Portfolio management of the affected Portfolio.
The Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The Prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Contract owners who violate the market timing and excessive trading policies established by the Portfolio.
SURRENDERS AND CASH WITHDRAWALS
You may surrender your entire Accumulation Value or take Cash Withdrawals at any time before all of your Accumulation Value is applied to an annuity option on the annuity starting date. You can withdraw some or all of your Accumulation Value in the Investment Accounts. Cash Withdrawals must be for at least $1,000 (or your entire Accumulation Value, if less). Any withdrawal that would reduce your entire Accumulation Value below $1,000 will be considered a request for a full surrender. There’s no charge for Cash Withdrawals. If you do not specify which Investment Accounts to take the withdrawal from, we will take it from all of your Investment Accounts in proportion to the value you have in each Investment Account.
If you withdraw your entire Accumulation Value in the Separate Account, we will cancel your Contract and all of our obligations to you under the Contract will end. We do not charge a surrender fee, but we will deduct the annual maintenance fee from any surrender proceeds.
Withdrawals are subject to income tax, and a 10% federal premature distribution tax may apply if you are under age 59
1
⁄
2
. (See “Federal Income Taxes.”)
SYSTEMATIC WITHDRAWALS
If your Accumulation Value is at least $10,000, you may have withdrawals made from one or more of the Investment Accounts on a systematic basis. Systematic withdrawals can be made monthly, quarterly, semi-annually or annually, from the first to the twenty-eighth day of the month. If the scheduled date of a systematic withdrawal is not a Business Day, the withdrawal will be deemed as a redemption request made on the next Business Day and priced accordingly.
The starting date for systematic withdrawals must be at least seven calendar days after we receive all required forms in Good Order. Systematic withdrawals will continue until the earliest of the following:

•	the date you tell us to stop, or

•	your Accumulation Value in any Investment Account is insufficient, or

Intelligent Variable Annuity Prospectus	15

•	a withdrawal would cause your Accumulation Value to fall below $1,000, or

•	your death, or

•	the Annuitant’s death.
A periodic withdrawal amount must be either in dollars, or in percentage of Accumulation Value, or in numbers of Accumulation Units. The initial periodic withdrawal amount must be at least $100. Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment. You may not have more than one systematic withdrawal program in effect at any one time.
Systematic withdrawals are not available to you while you own any other deferred annuities issued by us that:

•	were issued during the calendar year in which the Contract was issued, and

•	have an Accumulation Value greater than zero.
Systematic withdrawals are subject to all provisions applicable to withdrawals, except as otherwise provided herein. We may restrict the availability of systematic withdrawals from any new Investment Accounts that are added to your Contract after the issue date of the Contract. We may terminate the availability of future systematic withdrawals with ninety days’ advance written notice to you.
DOLLAR COST AVERAGING
If your Accumulation Value is at least $10,000, you may elect to participate in a dollar cost averaging program by providing us with acceptable notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the TIAA-CREF Life Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high.
You choose whether transfers will be made on a monthly or a quarterly basis on the 1 st
through the 28
th
day of the month. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the TIAA-CREF Life Money Market Investment Account to your designated “target Investment Options” in the percentages selected. You may have multiple target Investment Options.
The starting date of a dollar cost averaging program must be at least seven calendar days after we receive all required forms in Good Order, and a dollar cost averaging program cannot begin during the “free look” period. We reserve the right to allow you to start only one dollar cost averaging program in any contract year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.
Dollar cost averaging will end if we receive (in Good Order) a request to cancel the participation, the value of the TIAA-CREF Life Money Market Investment Account is insufficient to make the transfer, or the specified number of transfers has been completed. We may suspend dollar cost averaging program transfers with ninety days’ written notice to you. We reserve the right to terminate the dollar cost averaging program.
This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”
AUTOMATIC ACCOUNT REBALANCING PROGRAM
You may elect to participate in an automatic account rebalancing program by providing us with notice in Good Order. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis on the 1 st
through the 28
th
day of the month.
We reserve the right to allow you to start only one automatic account rebalancing program in any contract year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated.
Automatic account rebalancing will end if we receive an acceptable request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program for a particular Contract.
This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”
WITHDRAWALS TO PAY ADVISORY FEES
In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your adviser. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want the money to be withdrawn. If you do not specify how you want the money withdrawn, we will make the withdrawal from each of your Investment Accounts on a pro rata basis. For a Non-Qualified Contract, the withdrawal will be treated like any other distribution; it may be included in gross income for federal tax purposes and, if the Owner is under age 59
1
⁄
2
, it may be subject to a 10% premature distribution tax.
The IRS has privately ruled that withdrawals to pay advisory fees under some insurer’s Non-Qualified Contracts will not be treated as taxable distributions. TIAA Life did not

16	Prospectus Intelligent Variable Annuity

obtain a ruling of this type of transaction for your Contract and the Contract has not been changed to prepare for such a ruling request. You should consult a qualified tax advisor regarding the tax treatment of the payment of adviser fees from your Contract.
You may use systematic withdrawals to pay these advisory fees. Such withdrawals must be quarterly, not earlier than the seventh Business Day after the end of a calendar quarter. The amount withdrawn must be specified in dollars or in percentage of your Accumulation Value as of the end of the quarter. The financial advisor may request that we stop making withdrawals. We may determine the eligibility of financial advisors for systematic withdrawal payments. These fees will go to individual registered investment advisers who are not affiliated with us. These fees are not Contract charges retained by us. These fees also are not the investment advisory fees paid by the underlying Portfolios. We will not assess any charge for the withdrawal of these fees.
LOANS
Loans are not available under the Contract.
CHARGES
Charges, Expenses and Related Fees.
There are charges, expenses and related fees associated with variable annuity contracts that will reduce the return on investment in the Contract. Your Contract may include the following charges, expenses and related fees.
The Base Contract Charge.
The Base Contract Charge includes the Separate Account Charges, which consists of an Administrative Expense Charge and the Mortality and Expense Risk Charge.
SEPARATE ACCOUNT CHARGES
We deduct charges each Business Day from the assets of each Investment Account for various services required to administer the Separate Account and the Contracts and to cover certain insurance risks borne by TIAA Life. While TIAA Life reserves the right to increase the Separate Account charges at any time, we will provide at least three months’ notice before any raise.
Administrative Expense Charge
: This charge is for administration and operations, such as allocating Premiums and administering Accumulation Value. The daily deduction is equivalent to 0.30% of Accumulation Value annually.
We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.
We currently waive a portion of the Administrative Expense Charge, so that the current Administrative Expense Charge is 0.10%. While we reserve the right to increase this charge at any time, we will provide at least three months’ notice before we raise the Administrative Expense Charge above 0.10%.
Mortality and Expense Risk Charge.
We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts. After the First 10 Contract Years, the entire Mortality and Expense Risk Charge is reduced to 0% regardless of your Accumulation Value.
The mortality and expense risk charge assessed under your Contract depends upon your Accumulation Value. The mortality and expense risk charge rate is lower for each higher band of Accumulation Value. The daily deduction is equivalent to the following percentages of Accumulation Value annually:

During the First 10 Contract Years:
Band 1: If Accumulation Value is less than $100,000:	0.40%
Band 2: If Accumulation Value is between $100,000–$500,000:	0.25%
Band 3: If Accumulation Value is greater than $500,000:	0.15%
After the First 10 Contract Years:	0.00%
On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium, or withdrawal, we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint.
Our mortality risks come from our obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the Annuity Period begins. We assume the risk of making annuity payments regardless of how long the Annuitant (s) may live or whether the mortality experience of Annuitants as a group is better than expected. We also bear a risk in connection with our Guaranteed Minimum Death Benefit guarantee, since this death benefit may be more than your Accumulation Value.
Our expense risk is the possibility that our actual expenses for administering and marketing the Contract and for operating the Separate Account will be higher than the amount recovered through the administrative expense charge.
If the mortality and expense risk charge is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge to TC Services, the principal underwriter of the Contract.
Guaranteed Minimum Death Benefit Charge.
If you elect the Guaranteed Minimum Death Benefit, we will assess a maximum charge of 0.10% of Accumulation Value, on an

Intelligent Variable Annuity Prospectus	17

annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.
OTHER CHARGES AND EXPENSES
Portfolio Expenses.
 Each Investment Account purchases shares of the corresponding Portfolio at net asset value. Certain deductions and expenses of the underlying Portfolios are paid out of the assets of the Portfolios. These expenses may include charges for portfolio accounting, custody, and other services provided to the Portfolio. The Portfolios’ investment advisers also are entitled to an annual management fee based on a percentage of the average daily net assets of each Portfolio. Portfolio expenses are not fixed or specified under the terms of the Contract, and may change periodically. For further information, consult the Portfolios’ Prospectuses and the Annual Operating Expense table included in the summary of the Portfolio Prospectus.
No Deductions from Premiums.
 The Contract does not assess front-end charges or deferred sales charges.
Premium Taxes.
 Premium taxes may apply with respect to the Contract. (See “Premium Taxes” in the “Taxes” section below). We normally will deduct any charges for premium taxes from your Accumulation Value when it is applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when Premiums are paid or when cash withdrawals are taken, we will deduct premium taxes then.
Annual Maintenance Fee.
 Your Contract will be subject to an annual maintenance fee of $25 to compensate us for the expenses associated with administering your Contract. We will assess this fee on every annual anniversary of your Contract and on surrender of your Contract. We will waive the annual maintenance fee if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or the day you surrender your Contract. If your Accumulation Value in the TIAA-CREF Life Money Market Investment Account is greater than the amount of the maintenance fee, we will deduct the fee from the TIAA-CREF Life Money Market Investment Account. Otherwise, we will deduct the fee from the Investment Accounts in proportion the Accumulation Value in each Investment Account. We do not deduct this charge during the Annuity Period.
Transfer Charge.
 We do not assess a charge for transfers.
Surrender Charge.
 We do not deduct any surrender charges if you withdraw all Accumulation Value from the Contract, although we will assess the annual maintenance fee.
THE CONTRACT—THE ANNUITY PERIOD
You can apply your Accumulation Value to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Accumulation Value selected for annuitization, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total Premiums you paid under the Contract.
Before choosing to annuitize, you should consult your qualified tax advisor. See “Federal Income Taxes.”
WHEN ANNUITY PAYMENTS BEGIN
Generally you pick the date when you want annuity payments to begin when you first apply for a Contract. The date you choose cannot be later than the Annuitant’s 95 th
 birthday, and if you select a date that is later than the Annuitant’s 90 th
birthday, then you may only select a Fixed-Period Annuity. You can choose or change this annuity starting date at any time before annuity payments begin, and you may establish multiple annuity starting dates if you choose to annuitize only a portion of your Accumulation Value. In any case, the annuity starting date for any selected annuitization will be the first Business Day of a month and cannot be earlier than fourteen months after the day your Contract is issued (twelve months for Contracts issued in Florida). Your first annuity check may be delayed while we process your choice of Income Options and calculate the amount of your initial payment.
For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the Income Option you’ve selected. If we have not received all the necessary information, we’ll defer the annuity starting date until the first Business Day of the month after the information has reached us at our Administrative Office in Good Order, but not beyond the Annuitant’s 95 th
birthday. Please note the following:

•
If you have not selected an Income Option by the first Business Day of the month in which the Annuitant turns age 90 or if we have not otherwise received all the necessary information by this date, we will begin payments under a
One-Life Annuity
with a ten year guaranteed period.

•
If you have selected a One-Life Annuity or Two-Life Annuity for which you have not chosen an annuity starting date prior to the first Business Day of the month in which the Annuitant turns age 90, then you will be deemed to have chosen that date as the annuity starting date.

•
If you have selected a Fixed-Period Annuity for which you have not chosen an annuity starting date prior to the first Business Day of the month in which the Annuitant turns age 95, then you will be deemed to have chosen that date as the annuity starting date (if allowed under applicable law).

18	Prospectus Intelligent Variable Annuity

All annuity payments will be made out of the fixed account. We’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it is your responsibility to let us know. We can send payments to your residence or most banks abroad. Special tax forms, withholding and other requirements may apply with respect to payments sent overseas. Please see your qualified tax adviser.
INCOME PAYMENTS
Your payments are based on your Accumulation Value selected for annuitization determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Accumulation Value selected for annuitization is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.
Payments are not variable—they will not change based on the investment experience of any Investment Account.
ANNUITY OPTIONS
You have a number of different annuity options, although if you select an annuity date that is later then the Annuitant’s 90 th
birthday, you may only select a Fixed-Period Annuity. The current options are:

•
One-Life Annuities with or without Guaranteed Period.
Pays income as long as the Annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your Annuitant dies before it’s over, income payments will continue to you or your Beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at the Annuitant’s death—so that it’s possible for you to receive only one payment if your Annuitant dies less than a month after payments start.

•
Two-Life Annuities with or without Guaranteed Period.
Pays income to you as long as the Annuitant or Second Annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. There are three types of two-life annuity options, all available with or without a guaranteed period—Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half- Benefit After the Death of the Annuitant.

•
Fixed-Period Annuities.
Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your Beneficiary becomes the Contract owner.

Your Beneficiary has the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due under a Fixed-Period Annuity or Life Annuity with a Guaranteed Period. The commuted value, which is the present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments, is equal to the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. The interest rate used is the same as that used to determine the guaranteed amount of the annuity payments.

Intelligent Variable Annuity Prospectus	19

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

Summary of Benefits
Name of Benefit	Purpose	Standard/Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	The amount of the death benefit is the Accumulation Value on the valuation day that we authorize payment of the death benefit.	Standard	None	• Withdrawals could significantly reduce the death benefit. • Benefit terminates upon annuitization.
Guaranteed Minimum Death Benefit (“GMDB”)	If you elected the GMBD option, we will pay the value of the GMDB, if the GMDB is greater than the standard Contract death benefit.	Optional	0.10% (this is the maximum charge assessed against your Accumulation Value, on an annual basis,)
•
   If you wish to elect the GMDB, you must make the election before we issue you the Contract.
•
   If you elect the GMDB option, you may not cancel it after we issue you the Contract.
•
   Withdrawals could significantly reduce the death benefit.
•
   Withdrawals to pay advisory fees are not considered withdrawals for the purpose of the GMDB benefit calculation, however, you should consult a qualified tax advisor regarding the tax treatment of the payment of advisor fees from your Contract

Full Surrender and Withdrawals	Prior to your annuity starting date, you may request a withdrawal, including up to your entire Accumulation Value.	Optional	None
•
   Subject generally to a minimum amount of $1,000.
•
   If you withdraw your entire Accumulation Value, we will cancel your Contract and deduct the annual maintenance fee from any surrender proceeds.
•
   Withdrawals will lower your Contract value, will be subject to ordinary tax and may be subject to a 10% premature distribution tax taken before age 591/2.

Transfers	You may request transfers between Investment Accounts.	Optional	None	• Subject generally to a minimum amount of $250. • Transfers are subject to our “Transfer Policies Regarding Market Timing and Frequent Trading”.
Systematic Withdrawals	You may request scheduled withdrawals from one or more of the Investment Accounts on a systematic basis.	Optional	None
•
   Must have an Accumulation Value of at least $10,000 and subject generally to a minimum amount of $100.
•
   May be paid monthly, quarterly, semi-annually or annually.
•
   Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment.
•
   Withdrawals will lower your Contract value, will be subject to ordinary income tax and may be subject to a 10% premature distribution tax taken before age 591/2.

Withdrawals to Pay Financial Advisory Fees	In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your adviser.	Optional	None
•
   Withdrawals to pay financial advisory fees are subject to special rules.
•
   We reserve the right to determine the eligibility of the financial adviser for this type of fee reimbursement.
•
   The amount withdrawn is generally subject to a minimum amount of $100.
•
   Withdrawals will lower your Contract value.
•
   You should consult a qualified tax adviser regarding the tax treatment of the payment of adviser fees from your Contract.

20	Prospectus Intelligent Variable Annuity

DEATH BENEFITS
WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?
A death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. The amount of the death benefit is the Accumulation Value on the Valuation Day we authorize payment of the death benefit. If, however, you have elected the Guaranteed Minimum Death Benefit (available for an extra charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (as described further below).
AVAILABILITY: CHOOSING BENEFICIARIES
Unless the “Special Option For Spouses” described immediately below applies, the death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. When you fill out an application for a Contract, you name one or more Beneficiaries to receive the death benefit if you die. You can change your Beneficiary at any time during the Accumulation Period. For more information on designating Beneficiaries, contact TIAA Life or your legal adviser.
SPECIAL OPTION FOR SPOUSES
If the surviving spouse is the sole Beneficiary when the Owner dies, the surviving spouse can choose to become the Contract owner and continue the Contract, or receive the death benefit. If the surviving spouse does not make a choice within 60 days after we receive (in Good Order) due proof of death, the surviving spouse will automatically become the Contract owner and Annuitant, and no death benefit will be paid.
DEFINITION OF SPOUSE UNDER FEDERAL LAW
A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Contract and all Contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.
The impact of the Respect for Marriage Act, providing certain protections for interracial and same-sex
marriages, on IRS guidance regarding civil unions and domestic partnerships is uncertain.
AMOUNT OF DEATH BENEFIT
The amount of the death benefit is your Accumulation Value on the Valuation Day we authorize payment of the death benefit. We will authorize payment of a Beneficiary’s portion of the death benefit on the date we receive (in Good Order) due proof of death of an Owner or Annuitant and all information required to be furnished for payment of that Beneficiary’s portion of the death benefit.
If you have elected the Guaranteed Minimum Death Benefit (for an additional charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (see below).
GUARANTEED MINIMUM DEATH BENEFIT OPTION
You must elect the Guaranteed Minimum Death Benefit prior to us issuing you the Contract, and you may not cancel it after we issue your Contract. The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay that amount if it is greater than the Contract death benefit (as discussed further below). If you elect the Guaranteed Minimum Death Benefit, we will assess a maximum charge of 0.10% of your Accumulation Value, on an annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.
If you elected the Guaranteed Minimum Death Benefit option (for an additional charge) and, on the Business Day we authorize payment of the death benefit, this amount is greater than the Contract death benefit (which is equal to the Accumulation Value), then we will pay the Guaranteed Minimum Death Benefit instead of the Contract death benefit. The Guaranteed Minimum Death Benefit on any Business Day is equal to the sum of all Premiums credited under the Contract less the “adjusted sum” of each withdrawal made. Please note that withdrawals to pay advisory fees are not considered withdrawals for the purpose of the GMDB benefit calculation, however, you should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.
The adjusted sum of each withdrawal made is equal to the sum of each withdrawal multiplied by the greater of (1) or the following:

•	the value of the Guaranteed Minimum Death Benefit on the Business Day preceding the withdrawal divided by

•	the Accumulation Value on the Business Day of the withdrawal excluding the effect of any transactions on that day.
Multiple withdrawals made on any single day will be aggregated for the purpose of this calculation.
Depending on your Accumulation Value on the date of the withdrawal, the “adjusted sum” of any withdrawal could result in a reduction in your Guaranteed Minimum Death Benefit that is greater than the dollar amount of your withdrawal.
The following example is intended to illustrate how we calculate the Guaranteed Minimum Death Benefit and the impact of withdrawals. Assume:

•	On July 16 th , an initial Premium of $10,000 is received by us and the Contract is issued.

Intelligent Variable Annuity Prospectus	21

•	The Accumulation Value equals $10,000. The Contract death benefit, which is equal to the Accumulation Value, is also $10,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($0), also equals $10,000.
If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $10,000. Because the Guaranteed Minimum Death Benefit is not greater than the Contract death benefit, we will not instead pay the Guaranteed Minimum Death Benefit.

•	On August 21 st , a withdrawal of $2,000 is made from the Contract.

•	Assume that prior to the withdrawal, the Accumulation Value equals $8,500. After the withdrawal, the Accumulation Value equals $6,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $6,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $2,000 withdrawal is equal to the withdrawal ($2,000) multiplied by the greater of:

1.	(1); or

2.
the prior Business Day’s Guaranteed Minimum Death Benefit ($10,000)
divided by
the current Accumulation Value excluding the effect of any transactions on that day ($8,500). This equals 1.1764706 ($10,000/$8,500).

•	Because 1.176 is greater than 1, the withdrawal ($2,000) is multiplied by 1.1764706 to equal $2,352.94.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $7,647.06.
If a death benefit were to be paid on this date, it would be equal to the Guaranteed Minimum Death Benefit of $7,647.06, because this amount is greater than the Contract death benefit of $6,500.

•	On September 1 st , an additional Premium of $20,000 is received by us.

•	Assume that prior to receipt of the Premium, the Accumulation Value equals $9,000. After the Premium is received, the Accumulation Value equals $29,000.

•	The Contract death benefit, which is equal to the Accumulation Value after the Premium is received, is $29,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $27,647.06 ($30,000–$2,352.94).
If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $29,000, which is greater than the Guaranteed Minimum Death Benefit of $27,647.06.

•	On September 28 th , a withdrawal of $5,000 is made from the Contract.

•	Assume that prior to the withdrawal, the Accumulation Value equals $31,500. After the withdrawal, the Accumulation Value equals $26,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $26,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $5,000 withdrawal is equal to the withdrawal ($5,000) multiplied by the greater of:

1.	1; or

2.
the prior Business Day’s Guaranteed Minimum Death Benefit ($27,647.06)
divided by
the current Accumulation Value excluding the effect of any transactions on that day ($31,500). This equals 0.877684 ($27,647.06/$31,500).

•	Because 1 is greater than 0.877684, the withdrawal ($5,000) is multiplied by 1 to equal $5,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($7,352.94=$2,352.94+$5,000), equals $22,647.06.
If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $26,500, which is greater than the Guaranteed Minimum Death Benefit of $22,647.06.
The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay this amount if it is greater than the Contract death benefit.
METHODS OF PAYMENT OF DEATH BENEFITS
If a Death Benefit is payable a Beneficiary may elect a lump sum payment, or, subject to the terms of the Contract and any applicable state specific provisions, elect to have his or her interest distributed over his or her life, or over a period certain not extending beyond his or her life expectancy.
If there is more than one Beneficiary, we will pay each Beneficiary, his or her portion of the death benefit as determined on the Valuation Day we receive (in Good Order at our Administrative Office) all information required to be furnished for payment of that Beneficiary’s portion of the death benefit. Because Beneficiaries may provide the required information to us on different days, Beneficiaries

22	Prospectus Intelligent Variable Annuity

may receive differing amounts, even where all Beneficiaries have been designated so as to share equally in the death benefit proceeds.
Death benefit payments in the form of a period certain or life annuity must begin within one year of date of death. Benefits under a lump sum option must be paid within 5 years of date of death. Upon payment of the entire death benefit, the Contract will terminate. In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of IRC Section 72(s).
DELAYS IN PAYMENTS
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, or transfer from the Investment Accounts within 7 days after we receive (in Good Order at our Administrative Office) all applicable acceptable notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•
an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account or its corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account or its corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the SEC; or

•	you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment until the check or draft has been honored.
If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund or as a result of Fund liquidity levels, we will delay payment of any transfer, surrender, or death benefit from the TIAA-CREF Life Money Market Investment Account until the Fund is pays redemption proceeds.
TAX MATTERS
FEDERAL INCOME TAXES
The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.
TAXATION OF ANNUITIES
Contract Eligibility:
The Contract can only be purchased as an individual,
Non-Qualified
contract. All tax information
in this Prospectus is limited to
Non-Qualified
Contracts. We do not currently offer Qualified Contracts.
Non-Natural
Persons:
When the Owner of any Contract is not a natural person (e.g., a trust), the Owner must generally include in income any increases in the value of the Contract during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contract owner which is not a natural person should discuss these potential exceptions with a qualified tax adviser.
The following discussion applies generally to Contracts owned by a natural person that qualify as annuity Contracts for federal income tax purposes.
In General:
Internal Revenue Code (IRC) Section 72 governs annuity taxation generally. An Owner who is a natural person usually won’t be taxed on increases in the value of a Contract until there is a distribution (i.e., the Owner withdraws all or part of the Accumulation Value or takes annuity payments). Since transfers among Investment Accounts under the Contract are not considered distributions, they will not be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the Accumulation Value usually will be considered a distribution.
Withdrawals of accumulated investment earnings are taxable as ordinary income. The IRC generally requires withdrawals to be first allocated to investment earnings.
Withdrawals:
If you make a withdrawal, the IRC generally treats such a withdrawal as first coming from earnings and then from your Premiums. Such withdrawn earnings are includible in income.
Diversification Requirements.
The IRC requires that the investments of each Investment Account of the Separate Account underlying the Contracts be “adequately diversified” in order for Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each Investment Account, through the Portfolio in which it invests, will satisfy these diversification requirements.
Owner Control.
In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of a Contract owner to allocate Premiums and transfer amounts among the Investment Accounts of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract owner from being treated as the Owner of the Separate Account assets supporting the Contract.
Required Distributions.
In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the

Intelligent Variable Annuity Prospectus	23

IRC requires any Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will generally be distributed within five years after the date of such Owner’s death. If the designated Beneficiary is an individual, the entire interest in the Contract may be alternatively distributed over his or her life expectancy. However, if the designated Beneficiary is the surviving spouse of the deceased Owner (as defined under federal law), the Contract may be continued with the surviving spouse as the new Owner (See “Death Benefits”—“Special Option for Spouses”).
Contract endorsements contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Penalty Tax on Certain Withdrawals.
The IRC also provides that any amount you receive from your Contract that is included in income may be subject to a federal premature distribution tax. The amount of the federal tax is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from this treatment. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 1 / 2 ;

(2)	paid after you die;

(3)	paid if the taxpayer becomes totally disabled;

(4)	paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)	paid under an immediate annuity; or

(6)	that come from purchase payments made prior to August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59
1
/
2
or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% premature distribution tax) but for the exception plus interest for the tax years in which the exception was used. A 1035 Exchange after December 31, 2023 is generally disregarded in determining whether a series of substantially equal periodic payments is modified, provided that in the aggregate the Contracts involved in the exchange continue the substantially equal periodic payments.
Taxation of Death Benefit Proceeds.
Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, these amounts are taxed to the recipient if distributed in a lump sum, in the same manner as a surrender of the Contract.
Partial 1035 Exchanges.
Section 1035 of the IRC provides that a Contract may be exchanged in a tax-free
transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable
exchange. IRS guidance provides that if a distribution occurs from either of the contracts involved within 180 days of a partial exchange that the IRS may apply general tax principles to determine the substance and hence, the treatment of the transfer. This could result, for example, in the subsequent distribution being treated as money received in the exchange. This 180 day rule does not apply to subsequent distributions taken to effect another 1035 exchange. The IRS guidance also provides that Partial 1035 exchanges are disregarded for purposes of determining whether 2 or more deferred annuity contracts have been purchased from an insurer and its affiliates in a 12 month period. Contract owners should consult their own qualified tax advisers prior to entering into a partial exchange of an annuity contract.
Medicare Tax.
Distributions from Contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a qualified tax advisor for more information.
OPTIONAL BENEFIT RIDERS
It is possible that the IRS may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a 10% premature distribution tax if withdrawn prior to age 59
1
/
2
. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your qualified tax adviser prior to selecting or activating any optional benefit under the Contract.
TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT
Transferring or assigning Contract ownership, pledging the Contract as security for a loan, designating an Annuitant, payee or other Beneficiary who is not also the Owner, selecting certain annuity start dates, or exchanging a Contract can have other tax consequences that we do not discuss here. We will not record a transfer of ownership

24	Prospectus Intelligent Variable Annuity

unless you tell us the transfer is a gift or, if not, provide the amount the new owner paid for the Contract. This information is required for tax reporting purposes. If you are thinking about any of those transactions, contact a qualified tax adviser. Please note this Contract may not be assigned on or after your annuity starting date.
ANNUITY PAYMENTS
Although the tax consequences may vary depending on the annuity payment option you select, in general, only a portion of the annuity payments you receive will be includable in your gross income. In general, the excludable portion of each annuity payment you receive will be determined as follows: by dividing the “investment in the Contract” on the annuity starting date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.
If, after the annuity start date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the contract” as of the annuity start date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return. You should consult a tax adviser before electing the Initial Payment Guarantee or a feature with stabilized payments.
PARTIAL ANNUITIZATION
If part of an annuity contract’s value is applied to an annuity that provides payments for one or more lives or for a period of at least ten years, those payments will be taxed as annuity payments instead of withdrawals. While the Contract does not offer partial annuitization, this treatment may be obtained through a Partial 1035 Exchange (as described above) to an immediate annuity contract. Please note that if you choose to apply part of your Accumulation Value to a Fixed Period Annuity for less than ten years, those payments will be taxed less favorably, as withdrawals, rather than as annuity payments. Consult your tax advisor. See “The Contract—the Annuity Period.”
WITHHOLDING
Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.
MULTIPLE CONTRACTS
In determining gross income, IRC Section 72(e) will generally treat as one contract all TIAA Life and TIAA
Non-/
deferred annuity Contracts issued to the same Owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% premature distribution tax (see above). Consult a qualified tax advisor before buying more than one annuity Contract for the purpose of gaining a tax advantage.
Annuity purchases by residents of Puerto Rico.
The IRS’ current position is that income received by residents of Puerto Rico from nonqualified annuity contracts issued by a U.S. insurer is U.S.- source income that is generally subject to United States federal income tax.
Annuity purchases by nonresident aliens and foreign corporations.
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This Contract may not be available to certain foreign entity purchasers.
Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity Contract purchase.
OTHER TAX ISSUES
POSSIBLE CHARGE FOR TIAA LIFE’S TAXES
Currently we do not charge the Separate Account for any federal, state, or local taxes on it or its Contracts (other than premium taxes—see “Charges” and “Premium Taxes”), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.
Foreign Tax Credits.
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
Federal Estate Taxes, Generation-Skipping Transfer Taxes.
A purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than

Intelligent Variable Annuity Prospectus	25

the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
For 2025, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $13,990,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified tax adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Premium Taxes.
Some states, the District of Columbia, and Puerto Rico assess premium taxes on the Premiums paid under the Contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your Contract, and our status in the state. Generally, the premium taxes range from (0% to 3.5%) depending on the state.
Possible Tax Law Changes.
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and the above discussion does not constitute tax advice.
TAX ADVICE
What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation and cannot be used to avoid any tax. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.
GENERAL MATTERS
FINANCIAL CONDITION OF TIAA LIFE
The benefits under your Contract and any rider are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract and rider benefits is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account.
You assume all of the investment risk for the Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”
Assets in the General Account.
Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other contract holder obligations.
Our Financial Condition.
Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations; there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the

26	Prospectus Intelligent Variable Annuity

payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment Portfolio to mitigate market risk and actively manage the investments in the Portfolio.
How to Obtain More Information.
We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this Prospectus.
TELEPHONE AND INTERNET TRANSACTIONS
To speak with a customer service representative to make requests related to your Contract or to obtain more information, you can call the Administrative Office at 877 694-0305.
You can also use the TIAA Life Web Center’s account access feature to check your Accumulation Value and current allocation percentages, and make transfers. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA Life Internet home page at www.tiaa.org. Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.
We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you. We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.
CONTACTING TIAA LIFE
We won’t consider any notice, form, request, or payment to have been received by TIAA Life until it reaches our Administrative Office in Good Order. We will not be deemed to have received any Premiums sent to the addresses designated in this Prospectus for remitting Premiums until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf. You can ask questions about the Contract by calling us toll-free at 877
694-0305.
ELECTRONIC PROSPECTUSES
If you received this Prospectus electronically and would like a paper copy, please call 877
694-0305,
and we will send it to you.
HOUSEHOLDING
To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the Prospectus, Prospectus supplements, annual and semi- annual reports, or any other required documents, to your household, even if more than one Contract owner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at
877 694-0305,
or write us.
SIGNATURE REQUIREMENTS
For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.
ERRORS OR OMISSIONS
We reserve the right to correct any errors or omissions on any form, report or account statement that we send you.
PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.
We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that is not a natural person. Neither TIAA Life nor the Separate Account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.
BENEFITS BASED ON INCORRECT INFORMATION
If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the Separate Account, appropriate adjustments will be made. Any amounts so paid or charged will include compound interest at the effective rate of 6% per year.
PROOF OF SURVIVAL
We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the Separate Account will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life
annuity we have overpaid benefits because we were not notified of a death, we will reduce or withhold subsequent payments until the amount of the overpayment, plus compound interest at the rate of 6% per year, has been recovered.
PROTECTION AGAINST CLAIMS OF CREDITORS
The benefits and rights accruing to you or any other persons under the Contract are exempt from the claims of

Intelligent Variable Annuity Prospectus	27

creditors or legal process to the fullest extent permitted by law.
Unclaimed and Abandoned Property.
Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.
Contract owners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; by calling us between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday- Friday at 877
694-0305;
or 24 hours a day via our website www.tiaa.org.
LEGAL PROCEEDINGS
Neither the Separate Account, TIAA Life, nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA Life to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.
STATEMENTS AND REPORTS
You will receive a confirmation statement each time you remit Premiums, or make a cash withdrawal, or transfer among the Investment Accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you’ll receive a statement confirming those transactions and any Advisory Fees you have authorized immediately following the end of each calendar quarter.
You will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of Accumulation Units in the Investment Accounts credited during the quarter and in total;

(3)	cash withdrawals during the quarter; and

(4)	any transfers among the Investment Accounts during the quarter.
You will also receive, at least semi-annually, reports containing the financial statements of the Portfolios and a schedule of investments held by the Portfolios.

28	Prospectus Intelligent Variable Annuity

APPENDIX
Appendix A—Portfolios Available Under the Contract
The following is a list of the Portfolios available under the Contract. Each of the Portfolios listed is available to you as an investment option without a restriction, unless indicated otherwise below. More information about the Portfolios is available in the Prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://vpx.broadridge.com/GetContract1.asp?cid=tiaavpx&fid=88630X845. You can also request this information at no cost by calling 800
842-2252.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Type	Portfolio Name and Adviser/Subadviser 1	Current Expenses	Average Annual Total Returns (12/31/24)
			1 year	5 years	10 Years
Asset Allocation	Calamos Growth and Income Portfolio	1.26%	21.08%	11.84%	10.06%
Specialty	Credit Suisse Trust Commodity Return Strategy Portfolio—Class 2	1.05%	4.83%	6.85%	1.12%
Equity	Clearbridge Variable Growth Portfolio—Class I/ Franklin Templeton Fund Advisor, LLC	0.87%	12.80%	6.10%	5.95%
Equity	ClearBridge Variable Small Cap Growth Portfolio—Class I/ Franklin Templeton Fund Advisor, LLC	0.80%	4.50%	5.39%	7.93%
Equity	Macquarie VIP International Core Equity Series-Standard Class 2	0.86%	3.79%	4.71%	4.24%
Equity	Macquarie VIP Small Cap Value Series—Standard Class 4	0.74%	11.32%	7.15%	7.60%
Asset Allocation	Dimensional VA Equity Allocation Portfolio/ Dimensional Fund Advisors Ltd./ DFA Australia Limited 2	0.31%	15.10%	10.74%	10.27%
Fixed Income	Dimensional VA Global Bond Portfolio/ Dimensional Fund Advisors Ltd./ DFA Australia Limited	0.21%	5.38%	0.81%	1.53%
Asset Allocation	Dimensional VA Global Moderate Allocation Portfolio/ Dimensional Fund Advisors LP 2	0.28%	11.99%	7.77%	6.95%
Equity	Dimensional VA International Small Portfolio/ Dimensional Fund Advisors Ltd./ DFA Australia Limited	0.39%	3.82%	4.11%	5.91%
Equity	Dimensional VA International Value Portfolio/ Dimensional Fund Advisors Ltd./ DFA Australia Limited	0.28%	6.62%	7.08%	5.62%
Fixed Income	Dimensional VA Short-Term Fixed Portfolio/ Dimensional Fund Advisors Ltd./ DFA Australia Limited	0.12%	5.48%	1.91%	1.57%
Equity	Dimensional VA U.S. Large Value Portfolio/ Dimensional Fund Advisors LP	0.21%	13.38%	8.43%	8.52%
Equity	Dimensional VA U.S. Targeted Value Portfolio/ Dimensional Fund Advisors LP	0.28%	8.14%	12.55%	9.46%
Asset Allocation	Franklin Income VIP Fund—Class 1 2	0.47%	7.46%	5.55%	5.53%
Equity	Franklin Mutual Shares VIP Fund—Class 1	0.69%	11.50%	6.01%	6.10%
Equity	Franklin Small-Mid Cap Growth VIP Fund—Class 1 2	0.83%	11.31%	10.03%	9.60%
Equity	Janus Henderson Forty Portfolio-Institutional Shares	0.58%	28.47%	15.40%	15.65%
Equity	Janus Henderson Overseas Portfolio-Institutional Shares	0.88%	5.84%	7.21%	5.55%
Equity	Janus Henderson Mid Cap Value Portfolio-Institutional Shares	0.93%	13.11%	7.14%	7.60%
Equity	John Hancock Disciplined Value Emerging Markets EquityTrust 2	0.99%	-2.44%	2.75%	3.38%

Intelligent Variable Annuity Prospectus	29

Type	Portfolio Name and Adviser/Subadviser 1	Current Expenses	Average Annual Total Returns (12/31/24)
			1 year	5 years	10 Years
Fixed Income	LVIP Fidelity Institutional AM ® Total Bond Fund/ Lincoln Financial Investments Corporation 2,4	0.51%	1.98%	0.45%	1.77%
Equity	Matson Money International Equity VI Portfolio	1.16%	5.47%	5.02%	4.78%
Fixed Income	Matson Money Fixed Income VI Portfolio	0.87%	3.75%	0.67%	0.97%
Equity	Matson Money U.S. Equity VI Portfolio	1.01%	12.19%	10.31%	8.68%
Equity	MFS Global Equity Series—Initial Class/ Massachusetts Financial Services Company 2	0.92%	5.58%	5.66%	7.38%
Equity	MFS Growth Series—Initial Class/ Massachusetts Financial Services Company 2	0.72%	31.47%	14.74%	15.11%
Equity	MFS Massachusetts Investors Growth Stock Portfolio —Initial Class/ Massachusetts Financial Services Company 2	0.72%	19.52%	11.39%	11.09%
Specialty	MFS Utilities Series—Initial Class/ Massachusetts Financial Services Company 2	0.79%	11.66%	5.88%	6.29%
Equity	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	1.05%	8.82%	7.11%	5.65%
Equity	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class	0.89%	25.84%	13.97%	11.44%
Equity	PIMCO VIT All Asset Portfolio—Institutional Class/ Pacific Investment Management Company LLC 2	2.115%	3.95%	4.60%	4.52%
Specialty	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class/ Pacific Investment Management Company LLC 2	2.13%	4.34%	7.24%	1.80%
Fixed Income	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class/ Pacific Investment Management Company LLC	1.13%	7.69%	1.08%	3.53%
Fixed Income	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class/ Pacific Investment Management Company LLC	0.93%	-0.35%	-0.18%	0.97%
Fixed Income	PIMCO VIT Real Return Portfolio—Institutional Class/ Pacific Investment Management Company LLC	0.92%	2.29%	2.08%	2.31%
Equity	PSF PGIM Jennison Blend Portfolio—Class II/ PGIM Investments LLC 2, 3	0.85%	25.80%	13.79%	11.85%
Equity	PSF PGIM Jennison Value Portfolio—Class II/ PGIM Investments LLC	0.82%	20.48%	10.74%	8.30%
Equity	PVC Equity Income Account—Class 1/ Principal Global Investors	0.48%	15.50%	8.43%	9.48%
Equity	PVC MidCap Account—Class 1/ Principal Global Investors	0.53%	20.27%	11.65%	12.57%
Equity	Royce Capital Fund Micro-Cap Portfolio—Investment Class	1.18%	13.67%	11.00%	7.28%
Equity	Royce Capital Fund Small-Cap Portfolio—Investment Class	1.14%	3.40%	7.18%	5.63%
Equity	Templeton Developing Markets VIP Fund—Class 1 2	1.11%	7.98%	1.13%	4.24%
Asset Allocation	Nuveen Life Balanced Fund/ Teachers Advisors, LLC 2	0.51%	10.38%	5.96%	6.26%
Fixed Income	Nuveen Life Core Bond Fund/ Teachers Advisors, LLC 2	0.35%	2.71%	0.23%	1.88%
Equity	Nuveen Life Growth Equity Fund/ Teachers Advisors, LLC	0.52%	28.26%	16.07%	14.92%
Equity	Nuveen Life Core Equity Fund/ Teachers Advisors, LLC	0.51%	28.83%	14.96%	12.91%
Equity	Nuveen Life International Equity Fund/ Teachers Advisors, LLC 2	0.60%	3.64%	5.14%	4.87%
Equity	Nuveen Life Large Cap Value Fund / Teachers Advisors, LLC 2	0.52%	14.78%	9.97%	8.45%
Money Market	Nuveen Life Money Market Fund / Teachers Advisors, LLC 2	0.15%	5.17%	2.39%	1.67%

30	Prospectus Intelligent Variable Annuity

Type	Portfolio Name and Adviser/Subadviser 1	Current Expenses	Average Annual Total Returns (12/31/24)
			1 year	5 years	10 Years
Specialty	Nuveen Life Real Estate Securities Select Fund/ Teachers Advisors, LLC 2	0.57%	4.78%	3.43%	6.14%
Equity	Nuveen Life SmallCap Equity Fund/ Teachers Advisors, LLC 2	0.53%	16.01%	10.32%	9.36%
Equity	Nuveen Life Large Cap Responsible Equity Fund/ Teachers Advisors, LLC 2	0.22%	18.02%	12.56%	11.58%
Equity	Nuveen Life Stock Index Fund/ Teachers Advisors, LLC 2	0.09%	23.67%	13.81%	12.48%
Specialty	T. Rowe Price ® Health Sciences Portfolio I	0.85%	1.66%	-2.88%	6.08%
Fixed Income	T. Rowe Price ® Limited-Term Bond Portfolio 2	0.50%	4.96%	1.70%	1.97%
Asset Allocation	Vanguard VIF Balanced Portfolio/ Wellington Management Company LLP	0.21%	14.80%	8.18%	8.37%
Equity	Vanguard VIF Capital Growth Portfolio/ PRIMECAP Management Company	0.34%	13.41%	11.86%	12.37%
Equity	Vanguard VIF Conservative Allocation Portfolio	0.12%	7.49%	4.04%	4.90%
Asset Allocation	Vanguard VIF Equity Index Portfolio	0.14%	24.84%	14.36%	12.95%
Fixed Income	Vanguard VIF Global Bond Index Portfolio	0.13%	2.03%	-0.23%	—
Fixed Income	Vanguard VIF High-Yield Bond Portfolio/ Wellington Management Co. LLP	0.24%	6.30%	3.37%	4.53%
Equity	Vanguard VIF International Portfolio/ Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.33%	9.01%	6.27%	8.40%
Equity	Vanguard VIF Mid-Cap Index Portfolio	0.17%	15.08%	9.70%	9.41%
Asset Allocation	Vanguard VIF Moderate Allocation Portfolio	0.12%	10.32%	6.06%	6.52%
Specialty	Vanguard VIF Real Estate Index Portfolio	0.26%	4.74%	2.84%	4.99%
Equity	Vanguard VIF Small Company Growth Portfolio/ ArrowMark Colorado Holdings, LLC, and The Vanguard Group, Inc.	0.29%	11.38%	6.96%	8.66%
Fixed Income	Vanguard VIF Total Bond Market Index Portfolio	0.14%	1.24%	-0.39%	1.25%
Equity	Vanguard VIF Total International Stock Market Index Portfolio	0.08%	5.06%	4.23%	—
Equity	Vanguard VIF Total Stock Market Index Portfolio	0.13%	23.71%	13.67%	12.37%
Specialty	VY ® CBRE Global Real Estate Portfolio—Class 1/ Voya Investments LLC 2	0.90%	0.38%	1.65%	3.16%
Equity	Wanger International 2	1.08%	-8.25%	-0.72%	3.07%
Equity	Wanger Acorn 2	0.91%	14.18%	4.58%	8.12%
Fixed Income	Western Asset Variable Global High Yield Bond Portfolio—Class I/ Franklin Templeton Fund Advisor, LLC	0.81%	7.06%	2.06%	3.71%

1	If the name of the adviser or sub-adviser is not listed, it is because the name is incorporated into the name of the Portfolio or the Portfolio’s company.
2	The Fund’s annual expenses reflect a temporary fee reduction. Please refer to the Fund Prospectus for additional information.
3	On April 14, 2025 PSF Natural Resources Portfolio Class II merged into PSF PGIM Jennison Blend Portfolio II
4	On May 1, 2025 the LVIP Macquarie Diversified Income Fund was renamed LVIP Fidelity Institutional AM ® Total Bond Fund

Intelligent Variable Annuity Prospectus	31

For more information about Intelligent Variable Annuity

How to reach us
TIAA Life website
Account performance, personal account information and transactions, product descriptions, and information about investment choices and Income Options
www.tiaa.org
24 hours a day, 7 days a week
Administrative Office
877
694-0305
8:00 a.m. to 6:00 p.m. ET Monday–Friday
The Statement of Additional Information (“SAI”) dated May 1, 2025 includes additional information about the Separate Account and the Contract. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of the Prospectus. We will provide the SAI without charge upon request. For a free copy of the SAI and to make inquiries about your Contract please call 877
694-0305
or write to us at our Administrative Office:
TIAA-CREF Life Insurance Company
P.O. Box 724508
Atlanta, Georgia 31139
You may also obtain reports and other information about the Separate Account on the SEC’S website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier. C000053679

A11511
05/25

Statement of Additional Information

Intelligent Variable Annuity

Individual Flexible Premium Deferred Variable

Annuity Contract

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

MAY 1, 2025

This Statement of Additional Information (“SAI”) contains additional information regarding the Intelligent Variable Annuity—an individual flexible premium deferred variable annuity contract (the “Contract”) funded through TIAA-CREF Life Separate Account VA-1 and offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”).

This SAI is not a Prospectus and should be read together with the current Prospectus for the Contract dated May 1, 2025. You may obtain a copy of the Prospectus at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139; by calling us toll-free at 877 694-0305; by visiting our website at: www.tiaa.org/public/Prospectuses; or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/. Terms used in the Prospectus are incorporated by reference into this Statement of Additional Information.

Purchases of securities being offered	B-3

Annuity payments	B-3

Additional information	B-4
State regulation	B-4
Legal matters	B-4
Registration statement	B-4

Financial statements	B-4

General information and history

TIAA-CREF life insurance company and TIAA

The Contract is issued by TIAA-CREF Life Insurance Company (TIAA Life), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, form a retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The separate account

On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Contract and are not discussed in this Prospectus.

Financial support agreement

TIAA Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA Life will have the greater of (a) capital and surplus of $250 million or (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any Contract Owner of TIAA Life with recourse to TIAA.

Services

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA Life. McCamish Systems LLC is located at 3225 Cumberland Blvd SE, Suite 700, Atlanta, GA 30339. For years 2024, 2023, and 2022, TIAA Life provided total compensation for product administrative services of $4,206,736, $3,807,319, and $4,850,122, respectively, for all life insurance and non-qualified annuities product administration.

B-2	Statement of Additional Information ∎ Intelligent Variable Annuity

We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA Life. State Street Bank and Trust Company is located at 2323 Grand Boulevard, 5th Floor, Kansas City, MO 64108. For years 2024, 2023, and 2022, TIAA Life paid custody fees of $425,325, $426,719, and $430,900, respectively.

TIAA Life on behalf of the Separate Account has entered an agreement whereby JP Morgan will provide certain custodial settlement and other associated services to the Separate Account. JP Morgan is located at Chase Metrotech Center, Brooklyn, NY 11245. For years 2024, 2023, and 2022, TIAA Life provided compensation for trade settlement services of $54,479.49, $63,370, and $62,438, respectively.

Experts

Independent registered public accounting firm

TIAA-CREF Life Insurance Company statutory-basis financial statements

The statutory-basis financial statements as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Separate account financial statements

The financial statements of TIAA Life Separate Account VA-1 as of December 31, 2024 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

TIAA statutory-basis financial statements

The statutory-basis financial statements as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Principal underwriter

Distribution of the Contract. We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contract but reserve the right to discontinue the offering. The Contract is offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the Contract. TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract. TC Services is considered the “principal underwriter” for interests in the Contract. Anyone distributing the Contract must be a registered representative of TC Services or an entity that has entered into a selling agreement with TC Services. The main office of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TC Services a fee from our General Account assets for sales of the Contracts. We paid TC Services for the fiscal year ended December 31, $3,124,753, $2,371,159, and $1,419,323, in 2024, 2023, and 2022, respectively. We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

Purchases of securities being offered

The Contract is a non-qualified deferred variable annuity product offered to individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or through other payment options. As discussed in the Prospectus, TIAA does not charge a sales load nor offer different levels of classes under the Contract and only accepts Premium payments of after-tax dollars.

There are no special purchase plans or special exchange privileges in the Contract as described in the Prospectus. However, a Contract Owner may exchange among other certain investment accounts available in the Prospectus, subject to the terms of the Contract. TIAA has adopted policies restricting frequent trading activity, which are discussed further in the Prospectus under the heading “Transfer Policies Regarding Market Timing and Frequent Trading”.

Annuity payments

Generally, you pick the date when you want annuity payments to begin when you first apply for a Contract. You can choose or change this annuity starting date at any time before annuity payments begin. All annuity payments will be made out of the fixed

Intelligent Variable Annuity ∎ Statement of Additional Information	B-3

account. You can apply your Accumulation Value to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Accumulation Value selected for annuitization, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semi-annual or annual payments.

Your payments are based on your Accumulation Value selected for annuitization determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Accumulation Value selected for annuitization is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.

Payments are not variable—they will not change based on the investment experience of any Investment Account. Before choosing to annuitize, you should consult your tax advisor.

For a further discussion of Annuity payments, see the Prospectus under the heading “The Contract—The Annuity Period”.

Additional information

State regulation

TIAA Life and the Separate Account are subject to regulation by the New York Department of Financial Services (“Department”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA Life and the Separate Account must file with the Department periodic statements on forms promulgated by the Department. The Separate Account books and assets are subject to review and examination by the Department and the Department’s agents at all times, and a full examination into the affairs of the Separate Account is made at least every five years. In addition, a full examination of the Separate Account’s operations is usually conducted periodically by some other states.

Legal matters

All matters of applicable state law pertaining to the contracts, including TIAA Life’s right to issue the contracts, have been passed upon by John D. Piller, General Counsel of TIAA Life.

Registration statement

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the Securities Act of 1933 (“1933 Act”), and all material rights and obligations with respect to the Contracts are disclosed in the Prospectus. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial statements

Audited financial statements of the Separate Account, TIAA Life, and Teachers Insurance and Annuity Association of America (TIAA) follow.

TIAA Life’s financial statements should be considered only as bearing upon TIAA Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA Life. They should not be considered as bearing on TIAA Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ∎ Intelligent Variable Annuity

Intelligent Variable Annuity ∎ Statement of Additional Information	B-5

Report of Independent Registered Public Accounting Firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contract Owners of TIAA- CREF Life Separate Account VA-1

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 indicated in the table below as of December 31, 2024, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub- accounts of TIAA-CREF Life Separate Account VA-1 as of December 31, 2024, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Nuveen Life Balanced(1)	MFS Growth Series—Initial Class(1)

Nuveen Life Core Bond(1)	MFS Massachusetts Investors Growth Stock Portfolio(1)

Nuveen Life Core Equity(1)	MFS Utilities Series—Initial Class(1)

Nuveen Life Growth Equity(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class(1)

Nuveen Life International Equity(1)	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class(1)

Nuveen Life Large Cap Responsible Equity(1)	PIMCO VIT All Asset Portfolio—Institutional Class(1)

Nuveen Life Large Cap Value(1)	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class(1)

Nuveen Life Money Market(1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class(1)

Nuveen Life Real Estate Securities Select(1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class(1)

Nuveen Life Small Cap Equity(1)	PIMCO VIT Real Return Portfolio—Institutional Class(1)

Nuveen Life Stock Index(1)	PVC Equity Income Account—Class 1(1)

Calamos Growth and Income Portfolio(1)	PVC MidCap Account—Class 1(1)

ClearBridge Variable Growth Portfolio—Class I(1)	PSF Natural Resources Portfolio—Class II(1)

ClearBridge Variable Small Cap Growth Portfolio—Class I(1)	PSF PGIM Jennison Blend Portfolio—Class II(4)

Credit Suisse Trust-Commodity Return Strategy Portfolio(1)	PSF PGIM Jennison Value Portfolio—Class II(1)

Delaware VIP International Series—Standard Class(2)	Royce Capital Fund Micro-Cap Portfolio—Investment Class(1)

Dimensional VA Equity Allocation Portfolio(1)	Royce Capital Fund Small-Cap Portfolio—Investment Class(1)

Dimensional VA Global Bond Portfolio(1)	T. Rowe Price Health Sciences Portfolio I(1)

Dimensional VA Global Moderate Allocation Portfolio(1)	T. Rowe Price Limited-Term Bond Portfolio(1)

Dimensional VA International Small Portfolio(1)	Templeton Developing Markets VIP Fund—Class 1(1)

Dimensional VA International Value Portfolio(1)	Vanguard VIF Balanced Portfolio(1)

Dimensional VA Short-Term Fixed Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)

Dimensional VA US Large Value Portfolio(1)	Vanguard VIF Conservative Allocation Portfolio(1)

Dimensional VA US Targeted Value Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)

Franklin Income VIP Fund—Class 1(1)	Vanguard VIF Global Bond Index Portfolio(1)

Franklin Mutual Shares VIP Fund—Class 1(1)	Vanguard VIF High Yield Bond Portfolio(1)

Franklin Small-Mid Cap Growth VIP Fund—Class 1(1)	Vanguard VIF International Portfolio(1)

Janus Henderson Forty Portfolio—Institutional Shares(1)	Vanguard VIF Mid-Cap Index Portfolio(1)

Janus Henderson Overseas Portfolio—Institutional Shares(1)	Vanguard VIF Moderate Allocation Portfolio(1)

Janus Henderson Mid Cap Value Portfolio-Institutional Shares(1)	Vanguard VIF Real Estate Index Portfolio(1)

John Hancock Disciplined Value Emerging Markets Equity Trust(1)	Vanguard VIF Small Company Growth Portfolio(1)

LVIP Macquarie Diversified Income Fund—Standard Class(1)	Vanguard VIF Total Bond Market Index Portfolio(1)

Macquarie VIP International Core Equity Series—Standard Class(3)	Vanguard VIF Total International Stock Market Index Portfolio(1)

Macquarie VIP Small Cap Value Series—Standard Class(1)	Vanguard VIF Total Stock Market Index Portfolio(1)

Matson Money Fixed Income VI Portfolio(1)	VY CBRE Global Real Estate Portfolio—Class I(1)

Matson Money International Equity VI Portfolio(1)	Wanger Acorn(1)

Matson Money U.S. Equity VI Portfolio(1)	Wanger International(1)

MFS Global Equity Series—Initial Class(1)	Western Asset Variable Global High Yield Bond Portfolio—Class I(1)

(1)	Statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the years ended December 31, 2024 and December 31, 2023.
(2)

Statement of operations for the period January 1, 2024 through April 26, 2024 and statement of changes in net assets for the period January 1, 2024 through April 26, 2024 and for the year ended December 31, 2023.

(3)	Statement of operations and statement of changes in net assets for the period April 26, 2024 (commencement of operations) through December 31, 2024.
(4)

Statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the year ended December 31, 2024 and for the period December 8, 2023 (commencement of operations) through December 31, 2023.

B-6	Statement of Additional Information ∎ Intelligent Variable Annuity

Basis for Opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 29, 2025

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VA-1 since 2005.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-7

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2024

	Nuveen Life Balanced Sub-Account	Nuveen Life Core Bond Sub-Account	Nuveen Life Core Equity Sub-Account	Nuveen Life Growth Equity Sub-Account	Nuveen Life International Equity Sub-Account

ASSETS

Investments, at value	$60,039,261	$160,717,124	$189,829,160	$156,887,733	$118,662,138

Total assets	$60,039,261	$160,717,124	$189,829,160	$156,887,733	$118,662,138

NET ASSETS	$60,039,261	$160,717,124	$189,829,160	$156,887,733	$118,662,138

NET ASSETS

Accumulation fund	$60,039,261	$160,717,124	$164,950,108	$142,421,250	$113,703,831

Annuity fund	—	—	24,879,052	14,466,483	4,958,307

Net assets	$60,039,261	$160,717,124	$189,829,160	$156,887,733	$118,662,138

Investments, at cost	$58,628,169	$171,628,605	$157,665,604	$118,263,495	$109,829,852

Shares held in corresponding Funds	4,723,781	17,758,798	8,470,734	6,853,986	12,664,049

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$159.71	$112.15	$41.79

Lifetime Variable Select Annuity	—	42.81	159.64	112.22	41.79

Intelligent Variable Annuity

Band 1	45.77	43.55	162.40	114.12	42.49

Band 2	46.53	44.68	166.61	117.07	43.59

Band 3	47.04	45.45	169.48	119.09	44.34

Band 4	47.81	46.62	173.87	122.18	45.50

Band 5	45.28	42.81	159.65	112.19	41.77

Band 6	46.02	43.92	163.79	115.09	42.86

Band 7	46.53	44.68	166.61	117.07	43.59

Band 8	47.29	45.83	170.93	120.11	44.73

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2024

	Nuveen Life Balanced Sub-Account	Nuveen Life Core Bond Sub-Account	Nuveen Life Core Equity Sub-Account	Nuveen Life Growth Equity Sub-Account	Nuveen Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,277,602	$6,081,752	$1,470,916	$363,875	$2,661,724

Expenses

Administrative expenses	63,084	181,676	312,344	241,740	163,804

Mortality and expense risk charges	100,696	225,672	547,321	434,718	280,038

Guaranteed minimum death benefits	32,255	50,873	20,426	16,228	26,927

Total expenses	196,035	458,221	880,091	692,686	470,769

Net investment income (loss)	1,081,567	5,623,531	590,825	(328,811)	2,190,955

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	338,112	(4,939,935)	6,131,115	6,615,421	2,402,231

Capital gain distributions	1,677,234	—	6,147,398	—	—

Net realized gain (loss)	2,015,346	(4,939,935)	12,278,513	6,615,421	2,402,231

Net change in unrealized appreciation (depreciation) on investments	2,990,847	3,096,045	31,026,921	28,814,610	(1,111,208)

Net realized and unrealized gain (loss) on investments	5,006,193	(1,843,890)	43,305,434	35,430,031	1,291,023

Net increase (decrease) in net assets from operations	$6,087,760	$3,779,641	$43,896,259	$35,101,220	$3,481,978

B-8	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Nuveen Life Large Cap Responsible Equity Sub-Account	Nuveen Life Large Cap Value Sub-Account	Nuveen Life Money Market Sub-Account	Nuveen Life Real Estate Securities Select Sub-Account	Nuveen Life Small Cap Equity Sub-Account

ASSETS

Investments, at value	$93,187,487	$70,117,573	$104,656,445	$58,158,356	$61,700,829

Total assets	$93,187,487	$70,117,573	$104,656,445	$58,158,356	$61,700,829

NET ASSETS	$93,187,487	$70,117,573	$104,656,445	$58,158,356	$61,700,829

NET ASSETS

Accumulation fund	$84,558,562	$61,463,622	$104,656,445	$50,781,567	$55,254,733

Annuity fund	8,628,925	8,653,951	—	7,376,789	6,446,096

Net assets	$93,187,487	$70,117,573	$104,656,445	$58,158,356	$61,700,829

Investments, at cost	$79,348,052	$61,975,984	$104,656,445	$59,470,262	$53,285,796

Shares held in corresponding Funds	4,495,296	3,603,164	104,656,445	4,175,044	3,978,132

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$136.65	$155.93	$—	$150.16	$198.07

Lifetime Variable Select Annuity	137.17	155.96	12.51	150.26	198.19

Intelligent Variable Annuity

Band 1	138.94	158.57	12.73	152.73	201.44

Band 2	142.54	162.69	13.06	156.69	206.66

Band 3	144.99	165.49	13.29	159.39	210.22

Band 4	148.75	169.78	13.63	163.52	215.67

Band 5	136.59	155.89	12.52	150.14	198.03

Band 6	140.13	159.93	12.84	154.04	203.17

Band 7	142.54	162.69	13.06	156.69	206.66

Band 8	146.23	166.91	13.40	160.75	212.02

	Nuveen Life Large Cap Responsible Equity Sub-Account	Nuveen Life Large Cap Value Sub-Account	Nuveen Life Money Market Sub-Account	Nuveen Life Real Estate Securities Select Sub-Account	Nuveen Life Small Cap Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,329,142	$1,123,539	$5,337,506	$1,686,076	$535,147

Expenses

Administrative expenses	146,982	118,934	115,372	104,665	100,521

Mortality and expense risk charges	245,338	191,989	162,413	186,532	176,452

Guaranteed minimum death benefits	12,120	11,245	37,062	4,734	6,253

Total expenses	404,440	322,168	314,847	295,931	283,226

Net investment income (loss)	924,702	801,371	5,022,659	1,390,145	251,921

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	3,146,009	3,666,625	—	(904,193)	917,624

Capital gain distributions	4,533,065	4,628,660	—	—	648,561

Net realized gain (loss)	7,679,074	8,295,285	—	(904,193)	1,566,185

Net change in unrealized appreciation (depreciation) on investments	5,770,429	597,690	—	1,956,947	6,518,478

Net realized and unrealized gain (loss) on investments	13,449,503	8,892,975	—	1,052,754	8,084,663

Net increase (decrease) in net assets from operations	$14,374,205	$9,694,346	$5,022,659	$2,442,899	$8,336,584

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-9

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2024

	Nuveen Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	Credit Suisse Trust— Commodity Return Strategy Portfolio Sub-Account

ASSETS

Investments, at value	$678,647,373	$5,222,611	$29,550,209	$5,017,842	$492,651

Total assets	$678,647,373	$5,222,611	$29,550,209	$5,017,842	$492,651

NET ASSETS	$678,647,373	$5,222,611	$29,550,209	$5,017,842	$492,651

NET ASSETS

Accumulation fund	$616,711,550	$5,222,611	$29,550,209	$5,017,842	$492,651

Annuity fund	61,935,823	—	—	—	—

Net assets	$678,647,373	$5,222,611	$29,550,209	$5,017,842	$492,651

Investments, at cost	$438,117,683	$3,903,207	$35,277,333	$4,875,997	$613,612

Shares held in corresponding Funds	14,405,591	225,016	2,036,541	181,215	27,400

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$179.83	$—	$—	$—	$—

Lifetime Variable Select Annuity	179.74	—	—	—	—

Intelligent Variable Annuity

Band 1	182.87	—	58.25	61.92	22.22

Band 2	187.61	—	59.76	63.53	22.60

Band 3	190.84	—	60.79	64.62	22.85

Band 4	195.79	56.14	62.36	66.30	23.24

Band 5	179.77	—	57.26	60.87	21.98

Band 6	184.43	—	58.75	62.45	22.35

Band 7	187.61	—	59.76	63.53	—

Band 8	192.47	55.19	61.31	65.17	—
Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2024

	Nuveen Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	Credit Suisse Trust— Commodity Return Strategy Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$8,854,417	$19,111	$31,488	$—	$16,971

Expenses

Administrative expenses	989,705	5,007	29,894	5,147	561

Mortality and expense risk charges	1,776,086	—	58,841	5,429	1,194

Guaranteed minimum death benefits	119,192	1,495	14,281	1,815	116

Total expenses	2,884,983	6,502	103,016	12,391	1,871

Net investment income (loss)	5,969,434	12,609	(71,528)	(12,391)	15,100

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	56,736,391	73,372	(3,516,580)	(406,063)	(36,461)

Capital gain distributions	9,638,364	72,807	7,909,853	169,433	—

Net realized gain (loss)	66,374,755	146,179	4,393,273	(236,630)	(36,461)

Net change in unrealized appreciation (depreciation) on investments	62,371,993	780,855	(840,709)	455,795	45,750

Net realized and unrealized gain (loss) on investments	128,746,748	927,034	3,552,564	219,165	9,289

Net increase (decrease) in net assets from operations	$134,716,182	$939,643	$3,481,036	$206,774	$24,389

B-10	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Delaware VIP International Series— Standard Class Sub-Account†	Dimensional VA Equity Allocation Portfolio Sub-Account	Dimensional VA Global Bond Portfolio Sub-Account	Dimensional VA Global Moderate Allocation Portfolio Sub-Account	Dimensional VA International Small Portfolio Sub-Account	Dimensional VA International Value Portfolio Sub-Account

ASSETS

Investments, at value	$—	$15,239,650	$55,055,219	$48,153,622	$46,602,586	$95,595,229

Total assets	$—	$15,239,650	$55,055,219	$48,153,622	$46,602,586	$95,595,229

NET ASSETS	$—	$15,239,650	$55,055,219	$48,153,622	$46,602,586	$95,595,229

NET ASSETS

Accumulation fund	$—	$15,239,650	$55,055,219	$48,153,622	$46,602,586	$95,595,229

Net assets	$—	$15,239,650	$55,055,219	$48,153,622	$46,602,586	$95,595,229

Investments, at cost	$—	$13,906,813	$57,228,529	$43,535,542	$47,728,629	$91,760,567

Shares held in corresponding Funds	—	960,886	5,652,487	2,945,176	4,020,931	7,003,313

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—

Lifetime Variable Select Annuity	—

Intelligent Variable Annuity

Band 1	—	$50.03	$28.80	$49.01	$52.45	$49.74

Band 2	—	50.59	29.36	49.84	53.45	50.70

Band 3	—	50.97	29.73	50.40	54.13	51.34

Band 4	—	51.54	30.30	51.25	55.17	52.33

Band 5	—	49.65	28.44	48.47	51.78	49.12

Band 6	—	50.21	28.99	49.29	52.78	50.06

Band 7	—	50.59	29.36	49.84	53.45	50.70

Band 8	—	51.16	29.92	50.68	54.48	51.67

	Delaware VIP International Series— Standard Class Sub-Account†	Dimensional VA Equity Allocation Portfolio Sub-Account	Dimensional VA Global Bond Portfolio Sub-Account	Dimensional VA Global Moderate Allocation Portfolio Sub-Account	Dimensional VA International Small Portfolio Sub-Account	Dimensional VA International Value Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$889,510	$280,377	$2,645,379	$1,295,842	$1,643,380	$3,856,214

Expenses

Administrative expenses	13,912	13,776	56,430	47,356	48,926	99,687

Mortality and expense risk charges	20,369	23,166	93,752	81,831	89,335	177,317

Guaranteed minimum death benefits	5,787	1,995	14,078	21,838	16,736	35,331

Total expenses	40,068	38,937	164,260	151,025	154,997	312,335

Net investment income (loss)	849,442	241,440	2,481,119	1,144,817	1,488,383	3,543,879

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	40,339	611,952	(681,172)	980,556	444,447	8,121,139

Capital gain distributions	—	177,242	—	276,720	1,285,227	1,990,197

Net realized gain (loss)	40,339	789,194	(681,172)	1,257,276	1,729,674	10,111,336

Net change in unrealized appreciation (depreciation) on investments	268,168	734,002	980,200	2,719,198	(1,515,644)	(7,460,369)

Net realized and unrealized gain (loss) on investments	308,507	1,523,196	299,028	3,976,474	214,030	2,650,967

Net increase (decrease) in net assets from operations	$1,157,949	$1,764,636	$2,780,147	$5,121,291	$1,702,413	$6,194,846

†	Delaware VIP International Series—Standard Class Sub-Account merged into Macquarie VIP International Core Equity Series-Standard Class Sub-Account on April 26, 2024.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-11

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2024

	Dimensional VA Short-Term Fixed Portfolio Sub-Account	Dimensional VA US Large Value Portfolio Sub-Account	Dimensional VA US Targeted Value Portfolio Sub-Account	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund-Class 1 Sub-Account

ASSETS

Investments, at value	$77,958,542	$72,529,665	$47,927,599	$7,971,401	$2,015,468

Total assets	$77,958,542	$72,529,665	$47,927,599	$7,971,401	$2,015,468

NET ASSETS	$77,958,542	$72,529,665	$47,927,599	$7,971,401	$2,015,468

NET ASSETS

Accumulation fund	$77,958,542	$72,529,665	$47,927,599	$7,971,401	$2,015,468

Net assets	$77,958,542	$72,529,665	$47,927,599	$7,971,401	$2,015,468

Investments, at cost	$78,616,784	$72,853,692	$47,234,255	$8,174,498	$1,970,773

Shares held in corresponding Funds	7,741,663	2,228,254	2,123,509	527,209	119,683

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	$27.64	$89.02	$94.39	$41.70	$47.23

Band 2	28.17	90.72	96.20	42.78	48.45

Band 3	28.53	91.88	97.43	43.52	49.28

Band 4	29.07	93.64	99.30	44.65	50.56

Band 5	27.29	87.90	93.20	41.00	46.43

Band 6	27.81	89.58	94.99	42.06	47.63

Band 7	28.17	90.72	96.20	—	—

Band 8	28.71	92.46	98.05	43.89	49.71

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2024

	Dimensional VA Short-Term Fixed Portfolio Sub-Account	Dimensional VA US Large Value Portfolio Sub-Account	Dimensional VA US Targeted Value Portfolio Sub-Account	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$3,752,028	$1,485,689	$665,798	$403,219	$50,167

Expenses

Administrative expenses	78,976	74,757	48,662	7,951	2,315

Mortality and expense risk charges	139,131	128,230	76,641	4,393	746

Guaranteed minimum death benefits	28,803	24,224	15,599	2,717	1,345

Total expenses	246,910	227,211	140,902	15,061	4,406

Net investment income (loss)	3,505,118	1,258,478	524,896	388,158	45,761

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	168,167	7,416,900	303,666	(19,572)	(63,626)

Capital gain distributions	—	7,485,463	3,243,341	31,515	46,342

Net realized gain (loss)	168,167	14,902,363	3,547,007	11,943	(17,284)

Net change in unrealized appreciation (depreciation) on investments	275,494	(6,981,325)	(389,696)	144,689	234,693

Net realized and unrealized gain (loss) on investments	443,661	7,921,038	3,157,311	156,632	217,409

Net increase (decrease) in net assets from operations	$3,948,779	$9,179,516	$3,682,207	$544,790	$263,170

B-12	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Franklin Small-Mid Cap Growth VIP Fund-Class 1 Sub-Account	Janus Henderson Forty Portfolio-Institutional Shares Sub-Account	Janus Henderson Overseas Portfolio-Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio-Institutional Shares Sub-Account	John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account

ASSETS

Investments, at value	$13,871,753	$17,887,988	$1,747,062	$9,511,028	$41,740,720

Total assets	$13,871,753	$17,887,988	$1,747,062	$9,511,028	$41,740,720

NET ASSETS	$13,871,753	$17,887,988	$1,747,062	$9,511,028	$41,740,720

NET ASSETS

Accumulation fund	$13,871,753	$17,887,988	$1,747,062	$9,511,028	$41,740,720

Net assets	$13,871,753	$17,887,988	$1,747,062	$9,511,028	$41,740,720

Investments, at cost	$12,064,119	$14,714,337	$1,359,050	$8,691,147	$41,018,476

Shares held in corresponding Funds	730,477	311,746	39,778	511,071	4,445,231

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	90.24	233.75	—	53.65	33.67

Band 2	92.57	239.81	—	55.04	34.18

Band 3	94.17	243.94	—	55.99	34.52

Band 4	96.61	250.26	92.47	57.44	35.05

Band 5	88.71	229.79	—	—	33.33

Band 6	91.01	235.75	—	54.11	33.84

Band 7	92.57	239.81	—	55.04	34.18

Band 8	94.98	246.03	90.90	56.47	34.70

	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account

INVESTMENT INCOME

Dividends	$—	$18,211	$25,282	$91,535	$1,817,381

Expenses

Administrative expenses	13,982	16,907	1,918	9,436	43,645

Mortality and expense risk charges	16,868	11,055	—	2,446	86,528

Guaranteed minimum death benefits	5,202	6,913	347	2,749	18,919

Total expenses	36,052	34,875	2,265	14,631	149,092

Net investment income (loss)	(36,052)	(16,664)	23,017	76,904	1,668,289

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(109,114)	532,782	75,505	263,782	1,152,330

Capital gain distributions	—	950,557	—	469,794	—

Net realized gain (loss)	(109,114)	1,483,339	75,505	733,576	1,152,330

Net change in unrealized appreciation (depreciation) on investments	1,595,351	2,585,665	12,643	313,339	(3,909,043)

Net realized and unrealized gain (loss) on investments	1,486,237	4,069,004	88,148	1,046,915	(2,756,713)

Net increase (decrease) in net assets from operations	$1,450,185	$4,052,340	$111,165	$1,123,819	$(1,088,424)

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-13

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2024

	LVIP Macquarie Diversified Income Fund- Standard Class Sub-Account	Macquarie VIP International Core Equity Series— Standard Class Sub-Account	Macquarie VIP Small Cap Value Series- Standard Class Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account

ASSETS

Investments, at value	$63,465,734	$42,079,327	$32,188,297	$24,032,812

Total assets	$63,465,734	$42,079,327	$32,188,297	$24,032,812

NET ASSETS	$63,465,734	$42,079,327	$32,188,297	$24,032,812

NET ASSETS

Accumulation fund	$63,465,734	$42,079,327	$32,188,297	$24,032,812

Net assets	$63,465,734	$42,079,327	$32,188,297	$24,032,812

Investments, at cost	$68,535,015	$42,964,770	$29,944,303	$24,131,777

Shares held in corresponding Funds	7,289,884	2,542,558	795,165	1,012,761

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—

Intelligent Variable Annuity

Band 1	17.36	17.79	106.33	26.13

Band 2	17.81	18.25	109.09	26.56

Band 3	18.12	18.56	110.97	26.85

Band 4	18.59	19.04	113.84	27.29

Band 5	17.07	17.49	104.53	25.85

Band 6	17.51	17.94	107.24	26.28

Band 7	17.81	18.25	109.09	26.56

Band 8	18.27	18.72	111.92	27.00

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2024

	LVIP Macquarie Diversified Income Fund-Standard Class Sub-Account	Macquarie VIP International Core Equity Series— Standard Class Sub-Account ^	Macquarie VIP Small Cap Value Series- Standard Class Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$2,703,019	$536,525	$439,321	$861,720

Expenses

Administrative expenses	64,161	29,581	32,649	25,093

Mortality and expense risk charges	56,501	36,436	40,555	49,747

Guaranteed minimum death benefits	25,502	12,363	12,381	8,679

Total expenses	146,164	78,380	85,585	83,519

Net investment income (loss)	2,556,855	458,145	353,736	778,201

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(2,356,438)	94,676	1,412,304	(121,778)

Capital gain distributions	—	97,116	1,213,023	—

Net realized gain (loss)	(2,356,438)	191,792	2,625,327	(121,778)

Net change in unrealized appreciation (depreciation) on investments	949,490	(885,443)	446,850	170,638

Net realized and unrealized gain (loss) on investments	(1,406,948)	(693,651)	3,072,177	48,860

Net increase (decrease) in net assets from operations	$1,149,907	$(235,506)	$3,425,913	$827,061

^	For the period April 26, 2024 (commencement of operations) to December 31, 2024.

B-14	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Matson Money International Equity VI Portfolio Sub-Account	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series-Initial Class Sub-Account	MFS Growth Series-Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account

ASSETS

Investments, at value	$18,081,097	$24,768,725	$4,582,934	$1,258,438	$8,275,378

Total assets	$18,081,097	$24,768,725	$4,582,934	$1,258,438	$8,275,378

NET ASSETS	$18,081,097	$24,768,725	$4,582,934	$1,258,438	$8,275,378

NET ASSETS

Accumulation fund	$18,081,097	$24,768,725	$4,582,934	$1,258,438	$8,275,378

Net assets	$18,081,097	$24,768,725	$4,582,934	$1,258,438	$8,275,378

Investments, at cost	$17,988,319	$24,960,536	$4,630,937	$1,024,068	$7,463,895

Shares held in corresponding Funds	709,341	779,136	216,585	17,166	345,527

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	35.02	58.48	44.54	—	63.40

Band 2	35.60	59.44	45.70	—	65.04

Band 3	35.99	60.09	46.48	—	66.16

Band 4	36.58	61.08	47.69	174.10	67.88

Band 5	34.65	57.85	43.79	—	62.32

Band 6	35.22	58.80	44.92	—	63.94

Band 7	35.60	59.44	45.70	—	65.04

Band 8	36.19	60.42	46.88	171.15	66.73

	Matson Money International Equity VI Portfolio Sub-Account	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series-Initial Class Sub-Account	MFS Growth Series- Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$544,797	$207,277	$50,428	$—	$30,314

Expenses

Administrative expenses	18,982	25,886	5,442	1,194	9,290

Mortality and expense risk charges	37,927	50,233	4,670	1	7,433

Guaranteed minimum death benefits	5,479	7,525	1,435	360	3,947

Total expenses	62,388	83,644	11,547	1,555	20,670

Net investment income (loss)	482,409	123,633	38,881	(1,555)	9,644

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,088,863	357,784	3,538	15,039	373,687

Capital gain distributions	340,516	2,225,207	316,077	90,320	759,856

Net realized gain (loss)	1,429,379	2,582,991	319,615	105,359	1,133,543

Net change in unrealized appreciation (depreciation) on investments	(937,515)	216,190	(41,114)	207,547	257,098

Net realized and unrealized gain (loss) on investments	491,864	2,799,181	278,501	312,906	1,390,641

Net increase (decrease) in net assets from operations	$974,273	$2,922,814	$317,382	$311,351	$1,400,285

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-15

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2024

	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account

ASSETS

Investments, at value	$3,476,853	$45,778,274	$2,734,773	$3,933,486	$2,625,460

Total assets	$3,476,853	$45,778,274	$2,734,773	$3,933,486	$2,625,460

NET ASSETS	$3,476,853	$45,778,274	$2,734,773	$3,933,486	$2,625,460

NET ASSETS

Accumulation fund	$3,476,853	$45,778,274	$2,734,773	$3,933,486	$2,625,460

Net assets	$3,476,853	$45,778,274	$2,734,773	$3,933,486	$2,625,460

Investments, at cost	$3,502,659	$44,036,822	$2,124,090	$4,431,319	$2,928,549

Shares held in corresponding Funds	101,603	2,776,123	68,489	439,496	484,402

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	90.65	43.62	72.58	24.10	23.15

Band 2	93.00	44.75	74.46	24.72	23.54

Band 3	94.60	45.52	75.75	25.15	23.81

Band 4	97.05	46.70	77.71	25.80	24.21

Band 5	89.12	42.88	71.35	23.69	22.90

Band 6	91.43	43.99	73.20	24.30	23.28

Band 7	93.00	44.75	74.46	24.72	23.54

Band 8	95.41	45.91	76.39	25.36	23.94

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2024

	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$76,269	$327,016	$5,956	$256,886	$66,516

Expenses

Administrative expenses	3,425	46,073	2,500	3,949	2,847

Mortality and expense risk charges	2,176	70,070	631	1,636	4,369

Guaranteed minimum death benefits	1,659	19,998	695	1,267	1,061

Total expenses	7,260	136,141	3,826	6,852	8,277

Net investment income (loss)	69,009	190,875	2,130	250,034	58,239

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(29,406)	1,068,451	96,879	(12,943)	(498,519)

Capital gain distributions	94,115	1,472,660	128,321	—	—

Net realized gain (loss)	64,709	2,541,111	225,200	(12,943)	(498,519)

Net change in unrealized appreciation (depreciation) on investments	204,140	1,093,642	329,821	(97,243)	549,066

Net realized and unrealized gain (loss) on investments	268,849	3,634,753	555,021	(110,186)	50,547

Net increase (decrease) in net assets from operations	$337,858	$3,825,628	$557,151	$139,848	$108,786

B-16	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account

ASSETS

Investments, at value	$42,714,782	$6,044,018	$100,867,086	$102,794,882	$9,582,464

Total assets	$42,714,782	$6,044,018	$100,867,086	$102,794,882	$9,582,464

NET ASSETS	$42,714,782	$6,044,018	$100,867,086	$102,794,882	$9,582,464

NET ASSETS

Accumulation fund	$42,714,782	$6,044,018	$100,867,086	$102,794,882	$9,582,464

Net assets	$42,714,782	$6,044,018	$100,867,086	$102,794,882	$9,582,464

Investments, at cost	$43,488,795	$6,567,225	$107,876,031	$93,153,858	$8,272,710

Shares held in corresponding Funds	4,014,547	654,114	$8,763,431	3,334,249	138,435

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	33.50	18.28	19.93	69.14	—

Band 2	34.07	18.76	20.45	70.93	—

Band 3	34.45	19.08	20.80	72.15	—

Band 4	35.03	19.58	21.34	74.03	107.59

Band 5	33.13	17.97	19.60	67.97	—

Band 6	33.69	18.44	20.10	69.73	101.35

Band 7	34.07	18.76	20.45	70.93	—

Band 8	34.64	19.24	20.98	72.77	105.77

	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$2,770,611	$221,370	$2,808,811	$2,130,754	$22,725

Expenses

Administrative expenses	42,398	6,043	102,226	103,424	9,386

Mortality and expense risk charges	81,045	4,642	152,710	126,483	327

Guaranteed minimum death benefits	17,915	1,040	40,648	41,164	3,111

Total expenses	141,358	11,725	295,584	271,071	12,824

Net investment income (loss)	2,629,253	209,645	2,513,227	1,859,683	9,901

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(2,058,799)	(158,757)	(2,812,860)	2,236,867	163,844

Capital gain distributions	—	—	—	983,630	802,413

Net realized gain (loss)	(2,058,799)	(158,757)	(2,812,860)	3,220,497	966,257

Net change in unrealized appreciation (depreciation) on investments	2,418,738	(79,420)	2,307,950	9,404,882	725,322

Net realized and unrealized gain (loss) on investments	359,939	(238,177)	(504,910)	12,625,379	1,691,579

Net increase (decrease) in net assets from operations	$2,989,192	$(28,532)	2,008,317	$14,485,062	$1,701,480

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-17

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2024

	PSF Natural Resources Portfolio-Class II Sub-Account	PSF PGIM Jennison Blend Portfolio—Class II Sub-Account	PSF PGIM Jennison Value Portfolio-Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio- Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio- Investment Class Sub-Account

ASSETS

Investments, at value	$2,808,900	$27,852,778	$10,168,208	$648,823	$8,872,905

Total assets	$2,808,900	$27,852,778	$10,168,208	$648,823	$8,872,905

NET ASSETS	$2,808,900	$27,852,778	$10,168,208	$648,823	$8,872,905

NET ASSETS

Accumulation fund	$2,808,900	$27,852,778	$10,168,208	$648,823	$8,872,905

Net assets	$2,808,900	$27,852,778	$10,168,208	$648,823	$8,872,905

Investments, at cost	$2,465,142	$23,052,219	$6,001,851	$601,509	$8,446,839

Shares held in corresponding Funds	66,783	235,104	173,223	66,546	941,922

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	63.91	74.50	79.10	35.70	29.78

Band 2	65.57	76.44	81.15	36.63	30.55

Band 3	66.70	77.75	—	37.26	31.08

Band 4	68.43	79.77	84.69	38.22	31.88

Band 5	62.83	73.24	—	35.10	29.28

Band 6	64.46	75.14	79.78	36.01	30.03

Band 7	65.57	76.44	81.15	36.63	30.55

Band 8	67.27	78.42	83.26	37.58	31.34

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2024

	PSF Natural Resources Portfolio-Class II Sub-Account	PSF PGIM Jennison Blend Portfolio—Class II Sub-Account	PSF PGIM Jennison Value Portfolio-Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio- Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio- Investment Class Sub-Account

INVESTMENT INCOME

Dividends	$—	$—	$—	$—	$106,913

Expenses

Administrative expenses	3,162	27,524	9,735	612	9,122

Mortality and expense risk charges	2,457	15,834	2,952	187	2,492

Guaranteed minimum death benefits	892	9,037	3,325	210	2,691

Total expenses	6,511	52,395	16,012	1,009	14,305

Net investment income (loss)	(6,511)	(52,395)	(16,012)	(1,009)	92,608

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	242,264	2,328,893	497,291	(170,209)	360,097

Capital gain distributions	—	—	—	43,560	361,355

Net realized gain (loss)	242,264	2,328,893	497,291	(126,649)	721,452

Net change in unrealized appreciation (depreciation) on investments	(117,327)	3,894,345	1,272,778	193,383	(517,629)

Net realized and unrealized gain (loss) on investments	124,937	6,223,238	1,770,069	66,734	203,823

Net increase (decrease) in net assets from operations	$118,426	$6,170,843	$1,754,057	$65,725	$296,431

B-18	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund-Class 1 Sub-Account	Vanguard VIF Balanced Portfolio Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account

ASSETS

Investments, at value	$6,496,718	$53,244,780	$29,508,073	$5,339,716	$23,056,672

Total assets	$6,496,718	$53,244,780	$29,508,073	$5,339,716	$23,056,672

NET ASSETS	$6,496,718	$53,244,780	$29,508,073	$5,339,716	$23,056,672

NET ASSETS

Accumulation fund	$6,496,718	$53,244,780	$29,508,073	$5,339,716	$23,056,672

Net assets	$6,496,718	$53,244,780	$29,508,073	$5,339,716	$23,056,672

Investments, at cost	$7,292,318	$53,368,890	$28,557,957	$4,912,030	$19,365,700

Shares held in corresponding Funds	126,741	11,352,831	3,459,329	215,572	452,624

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	54.06	28.69	18.99	39.46	76.94

Band 2	54.88	29.25	19.49	39.73	78.10

Band 3	55.43	29.63	19.82	39.92	78.89

Band 4	56.28	30.20	20.34	40.20	80.09

Band 5	53.52	28.33	18.67	39.27	76.17

Band 6	54.33	28.88	19.16	39.55	77.32

Band 7	54.88	29.25	19.49	—	78.10

Band 8	55.71	29.89	19.99	40.01	79.29

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund-Class 1 Sub-Account	Vanguard VIF Balanced Portfolio Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$2,214,711	$1,144,805	$100,948	$255,565

Expenses

Administrative expenses	7,271	52,989	28,448	4,849	23,534

Mortality and expense risk charges	11,108	77,667	39,449	8,238	23,735

Guaranteed minimum death benefits	4,308	24,912	9,816	993	3,093

Total expenses	22,687	155,568	77,713	14,080	50,362

Net investment income (loss)	(22,687)	2,059,143	1,067,092	86,868	205,203

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	53,858	(435,064)	(967,813)	(9,424)	903,999

Capital gain distributions	571,992	—	207,454	218,332	467,136

Net realized gain (loss)	625,850	(435,064)	(760,359)	208,908	1,371,135

Net change in unrealized appreciation (depreciation) on investments	(482,913)	780,527	1,698,333	339,929	1,328,186

Net realized and unrealized gain (loss) on investments	142,937	345,463	937,974	548,837	2,699,321

Net increase (decrease) in net assets from operations	$120,250	$2,404,606	$2,005,066	$635,705	$2,904,524

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-19

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2024

	Vanguard VIF Conservative Allocation Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Global Bond Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF International Portfolio Sub-Account

ASSETS

Investments, at value	$3,495,630	$233,019,610	$3,971,267	$59,397,612	$4,280,492

Total assets	$3,495,630	$233,019,610	$3,971,267	$59,397,612	$4,280,492

NET ASSETS	$3,495,630	$233,019,610	$3,971,267	$59,397,612	$4,280,492

NET ASSETS

Accumulation fund	$3,495,630	$233,019,610	$3,971,267	$59,397,612	$4,280,492

Net assets	$3,495,630	$233,019,610	$3,971,267	$59,397,612	$4,280,492

Investments, at cost	$3,517,621	$192,209,592	$3,933,779	$58,539,714	$4,072,743

Shares held in corresponding Funds	140,218	3,230,103	215,713	8,026,704	167,207

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	30.95	82.65	23.20	37.72	36.41

Band 2	31.16	83.91	23.37	38.30	36.67

Band 3	31.31	84.76	23.48	38.68	36.84

Band 4	31.53	86.04	23.64	39.27	37.10

Band 5	30.80	81.83	—	37.35	36.24

Band 6	31.02	83.07	23.26	37.91	36.50

Band 7	31.16	83.91	23.37	38.30	36.67

Band 8	31.38	85.18	23.53	38.88	36.93

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2024

	Vanguard VIF Conservative Allocation Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Global Bond Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF International Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$82,782	$2,615,695	$100,848	$3,224,956	$54,643

Expenses

Administrative expenses	3,212	210,514	3,651	58,107	4,522

Mortality and expense risk charges	6,414	226,595	4,409	112,833	7,167

Guaranteed minimum death benefits	965	37,702	449	22,361	1,704

Total expenses	10,591	474,811	8,509	193,301	13,393

Net investment income (loss)	72,191	2,140,884	92,339	3,031,655	41,250

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(22,631)	30,697,121	(21,182)	(542,678)	213,798

Capital gain distributions	70,167	7,478,100	3,754	—	144,647

Net realized gain (loss)	47,536	38,175,221	(17,428)	(542,678)	358,445

Net change in unrealized appreciation (depreciation) on investments	95,606	4,466,136	(1,546)	926,661	(12,606)

Net realized and unrealized gain (loss) on investments	143,142	42,641,357	(18,974)	383,983	345,839

Net increase (decrease) in net assets from operations	$215,333	$44,782,241	$73,365	$3,415,638	$387,089

B-20	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Moderate Allocation Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

ASSETS

Investments, at value	$99,656,282	$5,612,677	$29,759,906	$24,078,047	$291,790,989

Total assets	$99,656,282	$5,612,677	$29,759,906	$24,078,047	$291,790,989

NET ASSETS	$99,656,282	$5,612,677	$29,759,906	$24,078,047	$291,790,989

NET ASSETS

Accumulation fund	$99,656,282	$5,612,677	$29,759,906	$24,078,047	$291,790,989

Net assets	$99,656,282	$5,612,677	$29,759,906	$24,078,047	$291,790,989

Investments, at cost	$87,961,235	$5,195,615	$29,818,626	$22,160,360	$305,519,525

Shares held in corresponding Funds	3,712,976	182,526	2,534,915	1,234,139	27,895,888

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	60.53	35.54	39.33	56.99	26.88

Band 2	61.45	35.79	39.93	57.85	27.29

Band 3	62.07	35.95	40.33	58.44	27.57

Band 4	63.01	—	40.95	59.32	27.99

Band 5	59.92	35.37	38.94	56.42	26.61

Band 6	60.83	35.62	39.53	57.27	27.02

Band 7	61.45	35.79	39.93	57.85	27.29

Band 8	62.38	36.04	40.54	58.73	27.71

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Moderate Allocation Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$1,366,510	$129,483	$1,106,935	$115,858	$7,781,029

Expenses

Administrative expenses	98,201	5,544	32,021	20,673	284,756

Mortality and expense risk charges	181,077	12,142	58,759	35,135	537,384

Guaranteed minimum death benefits	37,982	2,237	10,486	7,263	105,501

Total expenses	317,260	19,923	101,266	63,071	927,641

Net investment income (loss)	1,049,250	109,560	1,005,669	52,787	6,853,388

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,446,212	11,721	(2,860,518)	(512,591)	(9,749,334)

Capital gain distributions	1,138,867	105,284	933,823	—	—

Net realized gain (loss)	3,585,079	117,005	(1,926,695)	(512,591)	(9,749,334)

Net change in unrealized appreciation (depreciation) on investments	8,789,784	291,163	2,114,071	2,418,265	5,463,476

Net realized and unrealized gain (loss) on investments	12,374,863	408,168	187,376	1,905,674	(4,285,858)

Net increase (decrease) in net assets from operations	$13,424,113	517,728	$1,193,045	$1,958,461	$2,567,530

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-21

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2024

	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account	Vanguard VIF Total Stock Market Index Portfolio Sub-Account	VY CBRE Global Real Estate Portfolio-Class I Sub-Account	Wanger Acorn Sub-Account	Wanger International Sub-Account

ASSETS

Investments, at value	$19,398,375	$32,228,667	$8,921,945	$7,056,824	$10,921,144

Total assets	$19,398,375	$32,228,667	$8,921,945	$7,056,824	$10,921,144

NET ASSETS	$19,398,375	$32,228,667	$8,921,945	$7,056,824	$10,921,144

NET ASSETS

Accumulation fund	$19,398,375	$32,228,667	$8,921,945	$7,056,824	$10,921,144

Net assets	$19,398,375	$32,228,667	$8,921,945	$7,056,824	$10,921,144

Investments, at cost	$18,737,441	$26,997,179	$9,003,607	$5,883,478	$12,456,875

Shares held in corresponding Funds	907,314	573,872	892,195	463,655	592,253

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	37.57	53.40	49.82	124.90	67.64

Band 2	37.83	53.78	50.93	128.14	69.39

Band 3	38.01	54.03	51.68	130.35	70.59

Band 4	38.27	54.41	52.83	133.73	72.42

Band 5	37.39	53.15	49.10	122.79	66.49

Band 6	37.65	53.53	50.19	125.97	68.22

Band 7	37.83	53.78	50.93	128.14	69.39

Band 8	38.10	54.15	52.06	131.46	71.19

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2024

	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account	Vanguard VIF Total Stock Market Index Portfolio Sub-Account	VY CBRE Global Real Estate Portfolio-Class I Sub-Account	Wanger Acorn Sub-Account	Wanger International Sub-Account

INVESTMENT INCOME

Dividends	$634,097	$377,925	$284,250	$—	$163,230

Expenses

Administrative expenses	20,347	30,092	8,923	6,629	11,865

Mortality and expense risk charges	29,223	48,073	6,429	7,415	6,195

Guaranteed minimum death benefits	5,172	6,518	3,002	2,371	4,296

Total expenses	54,742	84,683	18,354	16,415	22,356

Net investment income (loss)	579,355	293,242	265,896	(16,415)	140,874

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(543,083)	199,040	(120,014)	331,310	(90,029)

Capital gain distributions	107,626	2,071,937	—	—	—

Net realized gain (loss)	(435,457)	2,270,977	(120,014)	331,310	(90,029)

Net change in unrealized appreciation (depreciation) on investments	902,613	3,657,211	(56,090)	548,156	(1,066,068)

Net realized and unrealized gain (loss) on investments	467,156	5,928,188	(176,104)	879,466	(1,156,097)

Net increase (decrease) in net assets from operations	$1,046,511	$6,221,430	$89,792	$863,051	$(1,015,223)

B-22	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

concluded

Western Asset Variable Global High Yield Bond Portfolio-Class I Sub-Account

ASSETS

Investments, at value	$12,705,852

Total assets	$12,705,852

NET ASSETS	$12,705,852

NET ASSETS

Accumulation fund	$12,705,852

Net assets	$12,705,852

Investments, at cost	$13,000,913

Shares held in corresponding Funds	2,103,618

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity

Lifetime Variable Select Annuity

Intelligent Variable Annuity

Band 1	$20.26

Band 2	20.79

Band 3	21.15

Band 4	21.69

Band 5	19.92

Band 6	20.44

Band 7	20.79

Band 8	21.33

Western Asset Variable Global High Yield Bond Portfolio-Class I Sub-Account

INVESTMENT INCOME

Dividends	$803,913

Expenses

Administrative expenses	12,658

Mortality and expense risk charges	12,011

Guaranteed minimum death benefits	4,969

Total expenses	29,638

Net investment income (loss)	774,275

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(738,333)

Capital gain distributions	—

Net realized gain (loss)	(738,333)

Net change in unrealized appreciation (depreciation) on investments	789,152

Net realized and unrealized gain (loss) on investments	50,819

Net increase (decrease) in net assets from operations	$825,094

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-23

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Nuveen Life Balanced Sub-Account		Nuveen Life Core Bond Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$1,081,567	$1,272,233	$5,623,531	$4,273,056

Net realized gain (loss)	2,015,346	1,237,696	(4,939,935)	(6,424,126)

Net change in unrealized appreciation (depreciation) on investments	2,990,847	6,159,332	3,096,045	11,074,108

Net increase (decrease) in net assets from operations	6,087,760	8,669,261	3,779,641	8,923,038

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	434,834	1,526,466	5,967,652	4,411,886

Net contractowner transfers	(2,714,861)	(2,050,246)	3,403,628	1,898,229

Withdrawals and death benefits (b)	(7,754,608)	(2,720,799)	(11,131,883)	(8,547,608)

Net increase (decrease) in net assets resulting from contractowner transactions	(10,034,635)	(3,244,579)	(1,760,603)	(2,237,493)

Net increase (decrease) in net assets	(3,946,875)	5,424,682	2,019,038	6,685,545

NET ASSETS

Beginning of period	63,986,136	58,561,454	158,698,086	152,012,541

End of period	$60,039,261	$63,986,136	$160,717,124	$158,698,086

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,512,705	1,598,362	3,605,100	3,672,670

Units purchased	9,580	38,214	137,618	105,919

Units sold/transferred	(246,069)	(123,871)	(187,419)	(173,489)

End of period	1,276,216	1,512,705	3,555,299	3,605,100

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Nuveen Life Core Equity Sub-Account		Nuveen Life Growth Equity Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$590,825	$877,434	$(328,811)	$(250,991)

Net realized gain (loss)	12,278,513	32,730,991	6,615,421	(2,531,171)

Net change in unrealized appreciation (depreciation) on investments	31,026,921	7,220,726	28,814,610	44,863,100

Net increase (decrease) in net assets from operations	43,896,259	40,829,151	35,101,220	42,080,938

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	992,676	567,129	2,220,182	2,230,865

Net contractowner transfers	2,063,677	565,253	787,514	2,358,101

Annuity payments	(4,195,260)	(3,749,619)	(2,138,882)	(1,899,370)

Withdrawals and death benefits (b)	(12,538,116)	(8,727,667)	(8,635,971)	(9,401,034)

Net increase (decrease) in net assets resulting from contractowner transactions	(13,677,023)	(11,344,904)	(7,767,157)	(6,711,438)

Net increase (decrease) in net assets	30,219,236	29,484,247	27,334,063	35,369,500

NET ASSETS

Beginning of period	159,609,924	130,125,677	129,553,670	94,184,170

End of period	$189,829,160	$159,609,924	$156,887,733	$129,553,670

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,086,549	1,176,754	1,299,146	1,379,861

Units purchased	6,470	5,148	21,741	28,814

Units sold/transferred	(83,672)	(95,353)	(81,339)	(109,529)

End of period	1,009,347	1,086,549	1,239,548	1,299,146

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-25

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Nuveen Life International Equity Sub-Account		Nuveen Life Large Cap Responsible Equity Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$2,190,955	$1,824,182	$924,702	$741,290

Net realized gain (loss)	2,402,231	2,762,991	7,679,074	3,408,076

Net change in unrealized appreciation (depreciation) on investments	(1,111,208)	11,025,269	5,770,429	11,537,605

Net increase (decrease) in net assets from operations	3,481,978	15,612,442	14,374,205	15,686,971

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	8,018,389	4,333,255	449,650	245,289

Net contractowner transfers	1,555,948	116,887	(288,465)	(68,269)

Annuity payments	(896,529)	(762,076)	(1,216,011)	(1,049,756)

Withdrawals and death benefits (b)	(6,373,113)	(5,281,136)	(5,008,000)	(3,429,672)

Net increase (decrease) in net assets resulting from contractowner transactions	2,304,695	(1,593,070)	(6,062,826)	(4,302,408)

Net increase (decrease) in net assets	5,786,673	14,019,372	8,311,379	11,384,563

NET ASSETS

Beginning of period	112,875,465	98,856,093	84,876,108	73,491,545

End of period	$118,662,138	$112,875,465	$93,187,487	$84,876,108

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,568,286	2,612,772	646,078	681,123

Units purchased	182,252	111,720	3,351	2,306

Units sold/transferred	(129,789)	(156,206)	(49,134)	(37,351)

End of period	2,620,749	2,568,286	600,295	646,078

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Nuveen Life Large Cap Value Sub-Account		Nuveen Life Money Market Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$801,371	$812,131	$5,022,659	$4,626,375

Net realized gain (loss)	8,295,285	3,550,064	—	—

Net change in unrealized appreciation (depreciation) on investments	597,690	4,231,694	—	—

Net increase (decrease) in net assets from operations	9,694,346	8,593,889	5,022,659	4,626,375

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	327,257	277,662	16,680,370	31,602,072

Net contractowner transfers	(2,086,046)	(1,498,053)	22,393,075	6,834,224

Annuity payments	(1,409,892)	(1,341,290)	—	—

Withdrawals and death benefits (b)	(5,384,442)	(3,605,317)	(45,889,295)	(41,856,890)

Net increase (decrease) in net assets resulting from contractowner transactions	(8,553,123)	(6,166,998)	(6,815,850)	(3,420,594)

Net increase (decrease) in net assets	1,141,223	2,426,891	(1,793,191)	1,205,781

NET ASSETS

Beginning of period	68,976,350	66,549,459	106,449,636	105,243,855

End of period	$70,117,573	$68,976,350	$104,656,445	$106,449,636

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	432,572	483,240	8,479,435	8,794,153

Units purchased	2,110	2,128	1,342,554	2,634,251

Units sold/transferred	(52,571)	(52,796)	(1,884,814)	(2,948,969)

End of period	382,111	432,572	7,937,175	8,479,435

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-27

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Nuveen Life Real Estate Securities Select Sub-Account		Nuveen Life Small Cap Equity Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$1,390,145	$1,301,407	$251,921	$206,770

Net realized gain (loss)	(904,193)	(1,913,369)	1,566,185	92,607

Net change in unrealized appreciation (depreciation) on investments	1,956,947	7,286,170	6,518,478	8,737,803

Net increase (decrease) in net assets from operations	2,442,899	6,674,208	8,336,584	9,037,180

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	311,078	270,372	385,405	397,560

Net contractowner transfers	(707,412)	(1,591,506)	(799,759)	1,601,689

Annuity payments	(1,207,937)	(1,195,227)	(1,053,611)	(902,477)

Withdrawals and death benefits (b)	(6,350,690)	(5,430,898)	(3,316,630)	(3,349,123)

Net increase (decrease) in net assets resulting from contractowner transactions	(7,954,961)	(7,947,259)	(4,784,595)	(2,252,351)

Net increase (decrease) in net assets	(5,512,062)	(1,273,051)	3,551,989	6,784,829

NET ASSETS

Beginning of period	63,670,418	64,943,469	58,148,840	51,364,011

End of period	$58,158,356	$63,670,418	$61,700,829	$58,148,840

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	382,913	440,546	295,786	313,109

Units purchased	2,042	2,008	2,100	2,554

Units sold/transferred	(54,315)	(59,641)	(25,731)	(19,877)

End of period	330,640	382,913	272,155	295,786

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Nuveen Life Stock Index Sub-Account		Calamos Growth and Income Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$5,969,434	$5,761,533	$12,609	$18,758

Net realized gain (loss)	66,374,755	41,932,005	146,179	173,320

Net change in unrealized appreciation (depreciation) on investments	62,371,993	79,942,279	780,855	589,819

Net increase (decrease) in net assets from operations	134,716,182	127,635,817	939,643	781,897

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	5,998,699	4,900,698	8,229	5,080

Net contractowner transfers	(12,639,999)	(3,759,910)	(129,056)	(3,185)

Annuity payments	(9,286,893)	(7,360,426)	—	—

Withdrawals and death benefits (b)	(48,548,866)	(35,038,112)	(121,176)	(321,044)

Net increase (decrease) in net assets resulting from contractowner transactions	(64,477,059)	(41,257,750)	(242,003)	(319,149)

Net increase (decrease) in net assets	70,239,123	86,378,067	697,640	462,748

NET ASSETS

Beginning of period	608,408,250	522,030,183	4,524,971	4,062,223

End of period	$678,647,373	$608,408,250	$5,222,611	$4,524,971

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	3,692,916	3,994,853	97,972	105,549

Units purchased	36,327	36,945	161	120

Units sold/transferred	(401,821)	(338,882)	(4,612)	(7,697)

End of period	3,327,422	3,692,916	93,521	97,972

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-29

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	ClearBridge Variable Growth Portfolio—Class I Sub-Account		ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$(71,528)	$(15,561)	$(12,391)	$(16,136)

Net realized gain (loss)	4,393,273	(2,543,448)	(236,630)	(1,031,797)

Net change in unrealized appreciation (depreciation) on investments	(840,709)	8,800,096	455,795	1,471,818

Net increase (decrease) in net assets from operations	3,481,036	6,241,087	206,774	423,885

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	317,175	475,420	159,568	103,092

Net contractowner transfers	(3,104,426)	(1,006,242)	(149,324)	(220,658)

Withdrawals and death benefits (b)	(1,831,190)	(1,647,536)	(540,792)	(316,219)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,618,441)	(2,178,358)	(530,548)	(433,785)

Net increase (decrease) in net assets	(1,137,405)	4,062,729	(323,774)	(9,900)

NET ASSETS

Beginning of period	30,687,614	26,624,885	5,341,616	5,351,516

End of period	$29,550,209	$30,687,614	$5,017,842	$5,341,616

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	577,170	622,097	86,657	94,368

Units purchased	5,759	10,349	2,628	1,811

Units sold/transferred	(89,352)	(55,276)	(12,207)	(9,522)

End of period	493,577	577,170	77,078	86,657

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account		Delaware VIP International Series—Standard Class Sub-Account		Dimensional VA Equity Allocation Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024‡	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$15,100	$135,188	$849,442	$466,678	$241,440	$200,898

Net realized gain (loss)	(36,461)	(78,397)	40,339	(2,335,351)	789,194	526,312

Net change in unrealized appreciation (depreciation) on investments	45,750	(131,651)	268,168	7,292,569	734,002	1,248,258

Net increase (decrease) in net assets from operations	24,389	(74,860)	1,157,949	5,423,896	1,764,636	1,975,468

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,942	25,274	84,387	394,870	121,766	148,261

Net contractowner transfers	(34,860)	(351,636)	(42,611,648)	(2,779,815)	3,226,822	(529,769)

Withdrawals and death benefits (b)	(59,687)	(36,981)	(1,035,037)	(1,955,331)	(1,276,999)	(941,430)

Net increase (decrease) in net assets resulting from contractowner transactions	(92,605)	(363,343)	(43,562,298)	(4,340,276)	2,071,589	(1,322,938)

Net increase (decrease) in net assets	(68,216)	(438,203)	(42,404,349)	1,083,620	3,836,225	652,530

NET ASSETS

Beginning of period	560,867	999,070	42,404,349	41,320,729	11,403,425	10,750,895

End of period	$492,651	$560,867	$—	$42,404,349	$15,239,650	$11,403,425

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	25,862	41,743	2,350,945	2,610,053	257,756	291,064

Units purchased	91	1,189	4,614	22,821	2,495	3,835

Units sold/transferred	(4,130)	(17,070)	(2,355,559)	(281,929)	39,258	(37,143)

End of period	21,823	25,862	—	2,350,945	299,509	257,756

‡	Delaware VIP International Series-Standard Class Sub-Account merged into Macquarie VIP International Core Equity Series-Standard Class Sub-Account on April 26, 2024.
(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-31

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Dimensional VA Global Bond Portfolio Sub-Account		Dimensional VA Global Moderate Allocation Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$2,481,119	$2,049,613	$1,144,817	$992,291

Net realized gain (loss)	(681,172)	(829,822)	1,257,276	307,588

Net change in unrealized appreciation (depreciation) on investments	980,200	1,307,437	2,719,198	4,265,188

Net increase (decrease) in net assets from operations	2,780,147	2,527,228	5,121,291	5,565,067

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	274,471	1,944,046	806,665	177,087

Net contractowner transfers	837,204	365,931	(654,750)	1,711,687

Withdrawals and death benefits (b)	(5,187,312)	(2,080,940)	(1,404,157)	(1,724,934)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,075,637)	229,037	(1,252,242)	163,840

Net increase (decrease) in net assets	(1,295,490)	2,756,265	3,869,049	5,728,907

NET ASSETS

Beginning of period	56,350,709	53,594,444	44,284,573	38,555,666

End of period	$55,055,219	$56,350,709	$48,153,622	$44,284,573

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,003,267	1,999,143	989,409	987,032

Units purchased	9,523	72,159	16,999	4,227

Units sold/transferred	(152,648)	(68,035)	(44,836)	(1,850)

End of period	1,860,142	2,003,267	961,572	989,409

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Dimensional VA International Small Portfolio Sub-Account		Dimensional VA International Value Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$1,488,383	$1,293,146	$3,543,879	$4,193,214

Net realized gain (loss)	1,729,674	325,999	10,111,336	6,043,089

Net change in unrealized appreciation (depreciation) on investments	(1,515,644)	4,377,187	(7,460,369)	5,201,975

Net increase (decrease) in net assets from operations	1,702,413	5,996,332	6,194,846	15,438,278

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	635,536	590,936	1,238,078	1,055,029

Net contractowner transfers	(507,747)	(1,573,369)	(2,903,771)	(6,751,016)

Withdrawals and death benefits (b)	(3,440,261)	(2,009,044)	(7,388,126)	(4,534,086)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,312,472)	(2,991,477)	(9,053,819)	(10,230,073)

Net increase (decrease) in net assets	(1,610,059)	3,004,855	(2,858,973)	5,208,205

NET ASSETS

Beginning of period	48,212,645	45,207,790	98,454,202	93,245,997

End of period	$46,602,586	$48,212,645	$95,595,229	$98,454,202

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	930,523	993,935	2,055,565	2,290,830

Units purchased	11,930	12,370	24,676	23,815

Units sold/transferred	(74,734)	(75,782)	(204,380)	(259,080)

End of period	867,719	930,523	1,875,861	2,055,565

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-33

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Dimensional VA Short-Term Fixed Portfolio Sub-Account		Dimensional VA US Large Value Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$3,505,118	$2,690,950	$1,258,478	$1,359,837

Net realized gain (loss)	168,167	(176,129)	14,902,363	5,340,974

Net change in unrealized appreciation (depreciation) on investments	275,494	1,058,485	(6,981,325)	303,728

Net increase (decrease) in net assets from operations	3,948,779	3,573,306	9,179,516	7,004,539

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	994,911	1,521,700	704,260	770,031

Net contractowner transfers	2,875,633	2,714,084	(1,181,318)	997,905

Withdrawals and death benefits (b)	(8,664,769)	(6,675,562)	(8,568,265)	(3,247,681)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,794,225)	(2,439,778)	(9,045,323)	(1,479,745)

Net increase (decrease) in net assets	(845,446)	1,133,528	134,193	5,524,794

NET ASSETS

Beginning of period	78,803,988	77,670,460	72,395,472	66,870,678

End of period	$77,958,542	$78,803,988	$72,529,665	$72,395,472

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,931,186	3,027,383	897,993	918,693

Units purchased	36,184	58,314	8,156	10,301

Units sold/transferred	(215,849)	(154,511)	(112,186)	(31,001)

End of period	2,751,521	2,931,186	793,963	897,993

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Dimensional VA US Targeted Value Portfolio Sub-Account		Franklin Income VIP Fund—Class 1 Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$524,896	$592,612	$388,158	$430,295

Net realized gain (loss)	3,547,007	7,168,059	11,943	380,657

Net change in unrealized appreciation (depreciation) on investments	(389,696)	809,696	144,689	(135,526)

Net increase (decrease) in net assets from operations	3,682,207	8,570,367	544,790	675,426

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,139,485	625,087	62,396	20,547

Net contractowner transfers	(535,591)	(1,480,798)	52,655	(289,622)

Withdrawals and death benefits (b)	(7,003,530)	(1,712,387)	(574,271)	(1,231,371)

Net increase (decrease) in net assets resulting from contractowner transactions	(6,399,636)	(2,568,098)	(459,220)	(1,500,446)

Net increase (decrease) in net assets	(2,717,429)	6,002,269	85,570	(825,020)

NET ASSETS

Beginning of period	50,645,028	44,642,759	7,885,831	8,710,851

End of period	$47,927,599	$50,645,028	$7,971,401	$7,885,831

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	563,944	595,812	192,815	232,276

Units purchased	12,495	8,174	1,436	518

Units sold/transferred	(82,403)	(40,042)	(13,474)	(39,979)

End of period	494,036	563,944	180,777	192,815

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-35

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account		Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$45,761	$42,286	$(36,052)	$(38,849)

Net realized gain (loss)	(17,284)	138,139	(109,114)	(2,308,084)

Net change in unrealized appreciation (depreciation) on investments	234,693	105,780	1,595,351	5,335,526

Net increase (decrease) in net assets from operations	263,170	286,205	1,450,185	2,988,593

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,077	4,537	381,015	327,103

Net contractowner transfers	(182,643)	(6,767)	(1,264,414)	9,006

Withdrawals and death benefits (b)	(438,054)	(93,340)	(715,805)	(483,487)

Net increase (decrease) in net assets resulting from contractowner transactions	(618,620)	(95,570)	(1,599,204)	(147,378)

Net increase (decrease) in net assets	(355,450)	190,635	(149,019)	2,841,215

NET ASSETS

Beginning of period	2,370,918	2,180,283	14,020,772	11,179,557

End of period	$2,015,468	$2,370,918	$13,871,753	$14,020,772

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	53,048	55,514	166,372	169,051

Units purchased	43	112	4,370	4,502

Units sold/transferred	(12,663)	(2,578)	(23,907)	(7,181)

End of period	40,428	53,048	146,835	166,372

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Janus Henderson Forty Portfolio— Institutional Shares Sub-Account		Janus Henderson Overseas Portfolio— Institutional Shares Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$(16,664)	$(2,295)	$23,017	$24,151

Net realized gain (loss)	1,483,339	(770,226)	75,505	65,696

Net change in unrealized appreciation (depreciation) on investments	2,585,665	4,893,024	12,643	89,429

Net increase (decrease) in net assets from operations	4,052,340	4,120,503	111,165	179,276

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	116,762	25,278	68,308	11,265

Net contractowner transfers	(189,727)	1,302,000	(22,480)	(28,066)

Withdrawals and death benefits (b)	(781,436)	(810,646)	(172,105)	(94,440)

Net increase (decrease) in net assets resulting from contractowner transactions	(854,401)	516,632	(126,277)	(111,241)

Net increase (decrease) in net assets	3,197,939	4,637,135	(15,112)	68,035

NET ASSETS

Beginning of period	14,690,049	10,052,914	1,762,174	1,694,139

End of period	$17,887,988	$14,690,049	$1,747,062	$1,762,174

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	76,720	73,419	20,213	21,539

Units purchased	525	149	791	140

Units sold/transferred	(4,595)	3,152	(2,061)	(1,466)

End of period	72,650	76,720	18,943	20,213

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-37

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Janus Henderson Mid Cap Value Portfolio— Institutional Shares Sub-Account		John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$76,904	$81,140	$1,668,289	$538,819

Net realized gain (loss)	733,576	320,475	1,152,330	377,914

Net change in unrealized appreciation (depreciation) on investments	313,339	506,125	(3,909,043)	4,952,195

Net increase (decrease) in net assets from operations	1,123,819	907,740	(1,088,424)	5,868,928

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	120,565	38,753	455,579	578,929

Net contractowner transfers	(151,359)	(84,627)	611,319	(1,180,684)

Withdrawals and death benefits (b)	(410,731)	(599,777)	(2,542,823)	(2,257,973)

Net increase (decrease) in net assets resulting from contractowner transactions	(441,525)	(645,651)	(1,475,925)	(2,859,728)

Net increase (decrease) in net assets	682,294	262,089	(2,564,349)	3,009,200

NET ASSETS

Beginning of period	8,828,734	8,566,645	44,305,069	41,295,869

End of period	$9,511,028	$8,828,734	$41,740,720	$44,305,069

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	175,363	189,498	1,259,506	1,348,611

Units purchased	2,400	836	12,903	17,802

Units sold/transferred	(10,603)	(14,971)	(52,549)	(106,907)

End of period	167,160	175,363	1,219,860	1,259,506

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	LVIP Macquarie Diversified Income Fund—Standard Class Sub-Account		Macquarie VIP International Core Equity Series—Standard Class Sub-Account ^
	December 31, 2024	December 31, 2023	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$2,556,855	$2,340,126	$458,145

Net realized gain (loss)	(2,356,438)	(3,168,858)	191,792

Net change in unrealized appreciation (depreciation) on investments	949,490	4,439,080	(885,443)

Net increase (decrease) in net assets from operations	1,149,907	3,610,348	(235,506)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	826,318	650,186	336,586

Net contractowner transfers	1,305,776	1,651,141	43,471,587

Withdrawals and death benefits (b)	(3,319,264)	(3,428,872)	(1,493,340)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,187,170)	(1,127,545)	42,314,833

Net increase (decrease) in net assets	(37,263)	2,482,803	42,079,327

NET ASSETS

Beginning of period	63,502,997	61,020,194	—

End of period	$63,465,734	$63,502,997	$42,079,327

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	3,561,191	3,647,363	—

Units purchased	46,468	38,528	17,516

Units sold/transferred	(125,415)	(124,700)	2,249,909

End of period	3,482,244	3,561,191	2,267,425

^	For the period April 26, 2024 (commencement of operations) to December 31, 2024.
(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-39

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Macquarie VIP Small Cap Value Series- Standard Class Sub-Account
	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$353,736	$198,754

Net realized gain (loss)	2,625,327	2,208,927

Net change in unrealized appreciation (depreciation) on investments	446,850	391,234

Net increase (decrease) in net assets from operations	3,425,913	2,798,915

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	456,699	446,068

Net contractowner transfers	(1,920,307)	(132,813)

Withdrawals and death benefits (b)	(2,101,543)	(1,620,402)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,565,151)	(1,307,147)

Net increase (decrease) in net assets	(139,238)	1,491,768

NET ASSETS

Beginning of period	32,327,535	30,835,767

End of period	$32,188,297	$32,327,535

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	325,341	340,344

Units purchased	4,368	4,955

Units sold/transferred	(40,160)	(19,958)

End of period	289,549	325,341

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Matson Money Fixed Income VI Portfolio Sub-Account		Matson Money International Equity VI Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$778,201	$586,759	$482,409	$510,003

Net realized gain (loss)	(121,778)	(886,859)	1,429,379	702,561

Net change in unrealized appreciation (depreciation) on investments	170,638	1,548,344	(937,515)	1,483,977

Net increase (decrease) in net assets from operations	827,061	1,248,244	974,273	2,696,541

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	222,550	502,890	490,547	608,575

Net contractowner transfers	1,016,581	1,194,761	(882,539)	(1,563,608)

Withdrawals and death benefits (b)	(4,055,292)	(3,517,338)	(1,625,986)	(1,700,144)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,816,161)	(1,819,687)	(2,017,978)	(2,655,177)

Net increase (decrease) in net assets	(1,989,100)	(571,443)	(1,043,705)	41,364

NET ASSETS

Beginning of period	26,021,912	26,593,355	19,124,802	19,083,438

End of period	$24,032,812	$26,021,912	$18,081,097	$19,124,802

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,013,933	1,087,725	564,883	650,171

Units purchased	8,695	19,703	13,801	19,766

Units sold/transferred	(123,201)	(93,495)	(74,040)	(105,054)

End of period	899,427	1,013,933	504,644	564,883

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-41

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Matson Money U.S. Equity VI Portfolio Sub-Account		MFS Global Equity Series—Initial Class Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$123,633	$169,260	$38,881	$31,491

Net realized gain (loss)	2,582,991	2,614,837	319,615	107,503

Net change in unrealized appreciation (depreciation) on investments	216,190	1,074,918	(41,114)	581,605

Net increase (decrease) in net assets from operations	2,922,814	3,859,015	317,382	720,599

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	528,048	565,923	3,944	5,885

Net contractowner transfers	(2,906,490)	(877,020)	(1,330,865)	398,966

Withdrawals and death benefits (b)	(2,368,166)	(2,489,386)	(321,417)	(366,211)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,746,608)	(2,800,483)	(1,648,338)	38,640

Net increase (decrease) in net assets	(1,823,794)	1,058,532	(1,330,956)	759,239

NET ASSETS

Beginning of period	26,592,519	25,533,987	5,913,890	5,154,651

End of period	$24,768,725	$26,592,519	$4,582,934	$5,913,890

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	500,213	557,467	133,415	132,949

Units purchased	9,587	11,903	84	24

Units sold/transferred	(95,974)	(69,157)	(35,694)	442

End of period	413,826	500,213	97,805	133,415

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	MFS Growth Series—Initial Class Sub-Account		MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$(1,555)	$(1,155)	$9,644	$3,811

Net realized gain (loss)	105,359	66,659	1,133,543	(568,216)

Net change in unrealized appreciation (depreciation) on investments	207,547	202,513	257,098	2,404,155

Net increase (decrease) in net assets from operations	311,351	268,017	1,400,285	1,839,750

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,980	1,073	61,675	32,246

Net contractowner transfers	(62,908)	(3,173)	(1,544,123)	391,053

Withdrawals and death benefits (b)	(5,036)	(8,032)	(1,138,362)	(720,789)

Net increase (decrease) in net assets resulting from contractowner transactions	(64,964)	(10,132)	(2,620,810)	(297,490)

Net increase (decrease) in net assets	246,387	257,885	(1,220,525)	1,542,260

NET ASSETS

Beginning of period	1,012,051	754,166	9,495,903	7,953,643

End of period	$1,258,438	$1,012,051	$8,275,378	$9,495,903

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	7,673	7,767	166,086	173,343

Units purchased	19	11	970	633

Units sold/transferred	(425)	(105)	(43,044)	(7,890)

End of period	7,267	7,673	124,012	166,086

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-43

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	MFS Utilities Series—Initial Class Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$69,009	$116,381	$190,875	$301,089

Net realized gain (loss)	64,709	81,082	2,541,111	2,504,769

Net change in unrealized appreciation (depreciation) on investments	204,140	(291,712)	1,093,642	1,607,814

Net increase (decrease) in net assets from operations	337,858	(94,249)	3,825,628	4,413,672

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	114,093	37,014	791,345	762,860

Net contractowner transfers	(83,719)	(577,944)	(1,352,606)	88,143

Withdrawals and death benefits (b)	(331,040)	(258,210)	(2,545,211)	(2,008,925)

Net increase (decrease) in net assets resulting from contractowner transactions	(300,666)	(799,140)	(3,106,472)	(1,157,922)

Net increase (decrease) in net assets	37,192	(893,389)	719,156	3,255,750

NET ASSETS

Beginning of period	3,439,661	4,333,050	45,059,118	41,803,368

End of period	$3,476,853	$3,439,661	$45,778,274	$45,059,118

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	40,317	49,966	1,086,132	1,119,323

Units purchased	1,260	449	18,397	20,088

Units sold/transferred	(5,010)	(10,098)	(94,258)	(53,279)

End of period	36,567	40,317	1,010,271	1,086,132

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-44	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account		PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$2,130	$2,644	$250,034	$115,465

Net realized gain (loss)	225,200	73,083	(12,943)	(253,541)

Net change in unrealized appreciation (depreciation) on investments	329,821	412,014	(97,243)	441,266

Net increase (decrease) in net assets from operations	557,151	487,741	139,848	303,190

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	8,828	3,292	55,587	29,880

Net contractowner transfers	52,803	(2,860)	(10,576)	(835,836)

Withdrawals and death benefits (b)	(140,795)	(139,520)	(30,503)	(85,515)

Net increase (decrease) in net assets resulting from contractowner transactions	(79,164)	(139,088)	14,508	(891,471)

Net increase (decrease) in net assets	477,987	348,653	154,356	(588,281)

NET ASSETS

Beginning of period	2,256,786	1,908,133	3,779,130	4,367,411

End of period	$2,734,773	$2,256,786	$3,933,486	$3,779,130

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	36,932	39,950	154,064	193,031

Units purchased	124	66	2,252	1,285

Units sold/transferred	(1,608)	(3,084)	(2,097)	(40,252)

End of period	35,448	36,932	154,219	154,064

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-45

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account		PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$58,239	$487,811	$2,629,253	$2,144,717

Net realized gain (loss)	(498,519)	(683,919)	(2,058,799)	(2,325,694)

Net change in unrealized appreciation (depreciation) on investments	549,066	(56,547)	2,418,738	4,259,083

Net increase (decrease) in net assets from operations	108,786	(252,655)	2,989,192	4,078,106

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	27,030	43,011	1,079,334	843,919

Net contractowner transfers	(109,475)	(264,107)	(130,046)	175,969

Withdrawals and death benefits (b)	(326,853)	(307,009)	(2,553,230)	(2,214,268)

Net increase (decrease) in net assets resulting from contractowner transactions	(409,298)	(528,105)	(1,603,942)	(1,194,380)

Net increase (decrease) in net assets	(300,512)	(780,760)	1,385,250	2,883,726

NET ASSETS

Beginning of period	2,925,972	3,706,732	41,329,532	38,445,806

End of period	$2,625,460	$2,925,972	$42,714,782	$41,329,532

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	128,717	149,935	1,301,874	1,344,379

Units purchased	1,172	1,910	33,094	28,807

Units sold/transferred	(19,186)	(23,128)	(86,037)	(71,312)

End of period	110,703	128,717	1,248,931	1,301,874

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-46	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account		PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$209,645	$122,855	$2,513,227	$2,829,024

Net realized gain (loss)	(158,757)	(269,433)	(2,812,860)	(3,327,014)

Net change in unrealized appreciation (depreciation) on investments	(79,420)	433,193	2,307,950	3,986,087

Net increase (decrease) in net assets from operations	(28,532)	286,615	2,008,317	3,488,097

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	103,592	94,529	952,802	1,249,243

Net contractowner transfers	508,117	257,278	2,696,026	1,435,878

Withdrawals and death benefits (b)	(454,206)	(402,827)	(5,990,286)	(5,967,145)

Net increase (decrease) in net assets resulting from contractowner transactions	157,503	(51,020)	(2,341,458)	(3,282,024)

Net increase (decrease) in net assets	128,971	235,595	(333,141)	206,073

NET ASSETS

Beginning of period	5,915,047	5,679,452	101,200,227	100,994,154

End of period	$6,044,018	$5,915,047	$100,867,086	$101,200,227

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	305,766	309,543	5,005,829	5,184,040

Units purchased	5,620	5,196	46,371	63,720

Units sold/transferred	2,236	(8,973)	(179,743)	(241,931)

End of period	313,622	305,766	4,872,457	5,005,829

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-47

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PVC Equity Income Account—Class 1 Sub-Account		PVC MidCap Account—Class 1 Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$1,859,683	$1,669,183	$9,901	$(12,387)

Net realized gain (loss)	3,220,497	4,939,180	966,257	46,911

Net change in unrealized appreciation (depreciation) on investments	9,404,882	3,246,258	725,322	1,821,100

Net increase (decrease) in net assets from operations	14,485,062	9,854,621	1,701,480	1,855,624

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,928,122	1,816,136	46,494	18,594

Net contractowner transfers	(6,190,886)	(1,514,163)	(172,554)	(72,511)

Withdrawals and death benefits (b)	(5,829,783)	(4,770,938)	(887,358)	(143,383)

Net increase (decrease) in net assets resulting from contractowner transactions	(10,092,547)	(4,468,965)	(1,013,418)	(197,300)

Net increase (decrease) in net assets	4,392,515	5,385,656	688,062	1,658,324

NET ASSETS

Beginning of period	98,402,367	93,016,711	8,894,402	7,236,078

End of period	$102,794,882	$98,402,367	$9,582,464	$8,894,402

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,579,473	1,663,338	99,961	103,225

Units purchased	28,849	32,225	469	240

Units sold/transferred	(184,774)	(116,090)	(10,830)	(3,504)

End of period	1,423,548	1,579,473	89,600	99,961

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-48	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	PSF Natural Resources Portfolio—Class II Sub-Account		PSF PGIM Jennison Blend Portfolio—Class II Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023 [i]

FROM OPERATIONS

Net investment income (loss)	$(6,511)	$(6,861)	$(52,395)	$(3,504)

Net realized gain (loss)	242,264	294,657	2,328,893	46,633

Net change in unrealized appreciation (depreciation) on investments	(117,327)	(250,178)	3,894,345	906,214

Net increase (decrease) in net assets from operations	118,426	37,618	6,170,843	949,343

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	60,614	182,634	171,653	3,046

Net contractowner transfers	(77,529)	(195,813)	(2,241,700)	24,648,387

Withdrawals and death benefits (b)	(384,990)	(353,765)	(1,750,272)	(98,522)

Net increase (decrease) in net assets resulting from contractowner transactions	(401,905)	(366,944)	(3,820,319)	24,552,911

Net increase (decrease) in net assets	(283,479)	(329,326)	2,350,524	25,502,254

NET ASSETS

Beginning of period	3,092,379	3,421,705	25,502,254	—

End of period	$2,808,900	$3,092,379	$27,852,778	$25,502,254

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	47,820	53,654	411,599	—

Units purchased	907	3,019	2,370	56

Units sold/transferred	(6,973)	(8,853)	(61,654)	411,543

End of period	41,754	47,820	352,315	411,599

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(i)	For the period December 8, 2023 (commencement of operations) to December 31, 2023.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-49

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PSF PGIM Jennison Value Portfolio—Class II Sub-Account		Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$(16,012)	$(13,861)	$(1,009)	$(1,465)

Net realized gain (loss)	497,291	176,860	(126,649)	(47,670)

Net change in unrealized appreciation (depreciation) on investments	1,272,778	980,441	193,383	179,850

Net increase (decrease) in net assets from operations	1,754,057	1,143,440	65,725	130,715

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	105,079	19,052	727	4,253

Net contractowner transfers	(135,254)	(52,510)	(282,137)	(16,897)

Withdrawals and death benefits (b)	(342,179)	(344,336)	(8,936)	(9,006)

Net increase (decrease) in net assets resulting from contractowner transactions	(372,354)	(377,794)	(290,346)	(21,650)

Net increase (decrease) in net assets	1,381,703	765,646	(224,621)	109,065

NET ASSETS

Beginning of period	8,786,505	8,020,859	873,444	764,379

End of period	$10,168,208	$8,786,505	$648,823	$873,444

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	126,232	132,063	26,176	27,312

Units purchased	1,524	296	20	139

Units sold/transferred	(6,358)	(6,127)	(9,040)	(1,275)

End of period	121,398	126,232	17,156	26,176

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-50	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account		T. Rowe Price® Health Sciences Portfolio I Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$92,608	$56,579	$(22,687)	$(22,631)

Net realized gain (loss)	721,452	1,137,108	625,850	198,147

Net change in unrealized appreciation (depreciation) on investments	(517,629)	706,164	(482,913)	(4,476)

Net increase (decrease) in net assets from operations	296,431	1,899,851	120,250	171,040

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	96,151	91,078	106,781	15,520

Net contractowner transfers	(279,000)	(150,982)	(231,123)	(281,853)

Withdrawals and death benefits (b)	(484,091)	(272,254)	(406,302)	(311,315)

Net increase (decrease) in net assets resulting from contractowner transactions	(666,940)	(332,158)	(530,644)	(577,648)

Net increase (decrease) in net assets	(370,509)	1,567,693	(410,394)	(406,608)

NET ASSETS

Beginning of period	9,243,414	7,675,721	6,907,112	7,313,720

End of period	$8,872,905	$9,243,414	$6,496,718	$6,907,112

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	303,056	317,203	127,203	138,259

Units purchased	3,286	3,389	1,978	296

Units sold/transferred	(25,481)	(17,536)	(11,417)	(11,352)

End of period	280,861	303,056	117,764	127,203

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-51

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account		Templeton Developing Markets VIP Fund —Class 1 Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$2,059,143	$1,579,758	$1,067,092	$478,071

Net realized gain (loss)	(435,064)	(1,248,974)	(760,359)	(2,206,918)

Net change in unrealized appreciation (depreciation) on investments	780,527	2,039,932	1,698,333	4,534,660

Net increase (decrease) in net assets from operations	2,404,606	2,370,716	2,005,066	2,805,813

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	736,443	589,446	2,960,610	1,643,319

Net contractowner transfers	1,404,109	(1,743,250)	42,212	686,770

Withdrawals and death benefits (b)	(3,627,868)	(3,074,216)	(1,646,774)	(875,715)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,487,316)	(4,228,020)	1,356,048	1,454,374

Net increase (decrease) in net assets	917,290	(1,857,304)	3,361,114	4,260,187

NET ASSETS

Beginning of period	52,327,490	54,184,794	26,146,959	21,886,772

End of period	$53,244,780	$52,327,490	$29,508,073	$26,146,959

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,862,109	2,026,592	1,430,961	1,352,083

Units purchased	25,509	21,329	157,134	98,061

Units sold/transferred	(84,336)	(185,812)	(98,729)	(19,183)

End of period	1,803,282	1,862,109	1,489,366	1,430,961

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-52	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Balanced Portfolio Sub-Account		Vanguard VIF Capital Growth Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$86,868	$69,162	$205,203	$148,586

Net realized gain (loss)	208,908	(236,641)	1,371,135	1,090,742

Net change in unrealized appreciation (depreciation) on investments	339,929	688,773	1,328,186	3,265,123

Net increase (decrease) in net assets from operations	635,705	521,294	2,904,524	4,504,451

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	463,163	157,433	132,092	153,573

Net contractowner transfers	528,303	(199,128)	287,931	(76,288)

Withdrawals and death benefits (b)	(571,297)	(478,416)	(1,082,815)	(161,960)

Net increase (decrease) in net assets resulting from contractowner transactions	420,169	(520,111)	(662,792)	(84,675)

Net increase (decrease) in net assets	1,055,874	1,183	2,241,732	4,419,776

NET ASSETS

Beginning of period	4,283,842	4,282,659	20,814,940	16,395,164

End of period	$5,339,716	$4,283,842	$23,056,672	$20,814,940

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	123,091	140,251	297,751	300,033

Units purchased	11,827	5,058	1,710	2,543

Units sold/transferred	(906)	(22,218)	(8,637)	(4,825)

End of period	134,012	123,091	290,824	297,751

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-53

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Conservative Allocation Portfolio Sub-Account		Vanguard VIF Equity Index Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$72,191	$45,163	$2,140,884	$1,792,146

Net realized gain (loss)	47,536	(43,029)	38,175,221	9,636,451

Net change in unrealized appreciation (depreciation) on investments	95,606	309,218	4,466,136	25,306,767

Net increase (decrease) in net assets from operations	215,333	311,352	44,782,241	36,735,364

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	507,616	200,140	11,092,133	5,223,411

Net contractowner transfers	38,243	38,741	3,125,627	1,856,686

Withdrawals and death benefits (b)	(159,812)	(13,135)	(5,969,621)	(4,470,288)

Net increase (decrease) in net assets resulting from contractowner transactions	386,047	225,746	8,248,139	2,609,809

Net increase (decrease) in net assets	601,380	537,098	53,030,380	39,345,173

NET ASSETS

Beginning of period	2,894,250	2,357,152	179,989,230	140,644,057

End of period	$3,495,630	$2,894,250	$233,019,610	$179,989,230

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	99,421	90,772	2,645,123	2,601,234

Units purchased	16,768	7,477	145,926	87,051

Units sold/transferred	(4,146)	1,172	(54,420)	(43,162)

End of period	112,043	99,421	2,736,629	2,645,123

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-54	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Global Bond Index Portfolio Sub-Account		Vanguard VIF High Yield Bond Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$92,339	$33,400	$3,031,655	$2,420,005

Net realized gain (loss)	(17,428)	(163,497)	(542,678)	(1,449,914)

Net change in unrealized appreciation (depreciation) on investments	(1,546)	271,975	926,661	4,775,648

Net increase (decrease) in net assets from operations	73,365	141,878	3,415,638	5,745,739

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	317,492	261,048	1,975,099	2,881,019

Net contractowner transfers	716,068	863,170	993,980	287,179

Withdrawals and death benefits (b)	(143,980)	(120,394)	(3,722,318)	(2,936,265)

Net increase (decrease) in net assets resulting from contractowner transactions	889,580	1,003,824	(753,239)	231,933

Net increase (decrease) in net assets	962,945	1,145,702	2,662,399	5,977,672

NET ASSETS

Beginning of period	3,008,322	1,862,620	56,735,213	50,757,541

End of period	$3,971,267	$3,008,322	$59,397,612	$56,735,213

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	130,284	85,778	1,569,524	1,564,779

Units purchased	13,639	11,703	53,687	86,417

Units sold/transferred	25,075	32,803	(75,439)	(81,672)

End of period	168,998	130,284	1,547,772	1,569,524

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-55

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF International Portfolio Sub-Account		Vanguard VIF Mid-Cap Index Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$41,250	$58,523	$1,049,250	$939,007

Net realized gain (loss)	358,445	(699,383)	3,585,079	1,200,564

Net change in unrealized appreciation (depreciation) on investments	(12,606)	1,264,923	8,789,784	10,756,957

Net increase (decrease) in net assets from operations	387,089	624,063	13,424,113	12,896,528

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,500	7,245	3,181,179	2,466,012

Net contractowner transfers	484,097	322,123	(5,781,326)	467,000

Withdrawals and death benefits (b)	(727,461)	(1,373,412)	(5,752,581)	(4,189,881)

Net increase (decrease) in net assets resulting from contractowner transactions	(241,864)	(1,044,044)	(8,352,728)	(1,256,869)

Net increase (decrease) in net assets	145,225	(419,981)	5,071,385	11,639,659

NET ASSETS

Beginning of period	4,135,267	4,555,248	94,584,897	82,945,238

End of period	$4,280,492	$4,135,267	$99,656,282	$94,584,897

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	122,291	154,048	1,761,518	1,785,408

Units purchased	44	220	55,083	50,639

Units sold/transferred	(5,932)	(31,977)	(199,678)	(74,529)

End of period	116,403	122,291	1,616,923	1,761,518

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-56	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Moderate Allocation Portfolio Sub-Account		Vanguard VIF Real Estate Index Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$109,560	$85,137	$1,005,669	$700,413

Net realized gain (loss)	117,005	25,922	(1,926,695)	731,944

Net change in unrealized appreciation (depreciation) on investments	291,163	596,567	2,114,071	2,358,673

Net increase (decrease) in net assets from operations	517,728	707,626	1,193,045	3,791,030

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	219,955	380,953	471,046	563,641

Net contractowner transfers	471,354	(300,827)	(4,389,990)	875,710

Withdrawals and death benefits (b)	(640,551)	(99,166)	(3,777,169)	(1,367,000)

Net increase (decrease) in net assets resulting from contractowner transactions	50,758	(19,040)	(7,696,113)	72,351

Net increase (decrease) in net assets	568,486	688,586	(6,503,068)	3,863,381

NET ASSETS

Beginning of period	5,044,191	4,355,605	36,262,974	32,399,593

End of period	$5,612,677	$5,044,191	$29,759,906	$36,262,974

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	155,110	154,241	944,727	940,469

Units purchased	6,156	13,080	12,086	16,042

Units sold/transferred	(4,365)	(12,211)	(214,099)	(11,784)

End of period	156,901	155,110	742,714	944,727

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-57

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Small Company Growth Portfolio Sub-Account		Vanguard VIF Total Bond Market Index Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$52,787	$15,341	$6,853,388	$5,523,569

Net realized gain (loss)	(512,591)	(811,916)	(9,749,334)	(11,255,403)

Net change in unrealized appreciation (depreciation) on investments	2,418,265	4,264,173	5,463,476	19,252,977

Net increase (decrease) in net assets from operations	1,958,461	3,467,598	2,567,530	13,521,143

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	251,052	209,016	15,394,901	10,079,151

Net contractowner transfers	1,440,314	1,793,543	18,338,192	16,001,547

Withdrawals and death benefits (b)	(1,471,642)	(884,540)	(21,440,046)	(17,686,956)

Net increase (decrease) in net assets resulting from contractowner transactions	219,724	1,118,019	12,293,047	8,393,742

Net increase (decrease) in net assets	2,178,185	4,585,617	14,860,577	21,914,885

NET ASSETS

Beginning of period	21,899,862	17,314,245	276,930,412	255,015,527

End of period	$24,078,047	$21,899,862	$291,790,989	$276,930,412

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	418,320	395,191	10,217,921	9,911,834

Units purchased	4,409	4,287	574,626	388,569

Units sold/transferred	(9,133)	18,842	(128,104)	(82,482)

End of period	413,596	418,320	10,664,443	10,217,921

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-58	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account		Vanguard VIF Total Stock Market Index Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$579,355	$515,106	$293,242	$197,020

Net realized gain (loss)	(435,457)	(954,916)	2,270,977	253,516

Net change in unrealized appreciation (depreciation) on investments	902,613	3,360,925	3,657,211	5,277,424

Net increase (decrease) in net assets from operations	1,046,511	2,921,115	6,221,430	5,727,960

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	433,084	574,148	1,001,589	1,645,733

Net contractowner transfers	2,471,215	369,807	1,311,167	892,266

Withdrawals and death benefits (b)	(6,512,144)	(1,565,615)	(5,380,087)	(562,989)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,607,845)	(621,660)	(3,067,331)	1,975,010

Net increase (decrease) in net assets	(2,561,334)	2,299,455	3,154,099	7,702,970

NET ASSETS

Beginning of period	21,959,709	19,660,254	29,074,568	21,371,598

End of period	$19,398,375	$21,959,709	$32,228,667	$29,074,568

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	606,153	625,473	664,994	614,060

Units purchased	11,298	17,125	19,090	44,396

Units sold/transferred	(106,588)	(36,445)	(86,772)	6,538

End of period	510,863	606,153	597,312	664,994

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-59

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	VY CBRE Global Real Estate Portfolio— Class I Sub-Account		Wanger Acorn Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$265,896	$128,051	$(16,415)	$(13,611)

Net realized gain (loss)	(120,014)	(106,585)	331,310	(440,696)

Net change in unrealized appreciation (depreciation) on investments	(56,090)	880,064	548,156	1,390,499

Net increase (decrease) in net assets from operations	89,792	901,530	863,051	936,192

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	112,831	125,387	430,676	208,823

Net contractowner transfers	1,057,975	382,030	(13,256)	1,643,341

Withdrawals and death benefits (b)	(484,415)	(328,011)	(237,271)	(143,659)

Net increase (decrease) in net assets resulting from contractowner transactions	686,391	179,406	180,149	1,708,505

Net increase (decrease) in net assets	776,183	1,080,936	1,043,200	2,644,697

NET ASSETS

Beginning of period	8,145,762	7,064,826	6,013,624	3,368,927

End of period	$8,921,945	$8,145,762	$7,056,824	$6,013,624

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	157,576	154,406	52,613	36,113

Units purchased	2,078	2,865	3,607	2,045

Units sold/transferred	11,104	305	(2,154)	14,455

End of period	170,758	157,576	54,066	52,613

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-60	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

concluded

	Wanger International Sub-Account		Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$140,874	$8,787	$774,275	$646,227

Net realized gain (loss)	(90,029)	(1,210,319)	(738,333)	(920,943)

Net change in unrealized appreciation (depreciation) on investments	(1,066,068)	3,008,432	789,152	1,439,060

Net increase (decrease) in net assets from operations	(1,015,223)	1,806,900	825,094	1,164,344

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	160,435	97,452	132,762	151,265

Net contractowner transfers	126,788	(138,321)	(294,580)	(709,768)

Withdrawals and death benefits (b)	(623,548)	(443,892)	(688,318)	(713,132)

Net increase (decrease) in net assets resulting from contractowner transactions	(336,325)	(484,761)	(850,136)	(1,271,635)

Net increase (decrease) in net assets	(1,351,548)	1,322,139	(25,042)	(107,291)

NET ASSETS

Beginning of period	12,272,692	10,950,553	12,730,894	12,838,185

End of period	$10,921,144	$12,272,692	$12,705,852	$12,730,894

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	158,368	166,064	647,013	720,872

Units purchased	2,089	1,376	6,428	8,248

Units sold/transferred	(8,152)	(9,072)	(60,142)	(82,107)

End of period	152,305	158,368	593,299	647,013

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-61

Notes to Financial Statements

TIAA-CREF Life Separate Account VA-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, as a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of three different variable annuity contracts: the Personal Annuity Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) that invest in non-proprietary funds or Nuveen Life Funds (collectively, the “Funds”). Nuveen Life Funds is an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (the, “Adviser”), a wholly owned indirect subsidiary of TIAA. The Adviser is registered with the Commission as an investment adviser. The Original Contract currently offers 8 investment Sub-Account options, the Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 76 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account. Effective in 2008, the Personal Annuity Select and Lifetime Variable Select Annuity are no longer available to new customers. However, policy owners that existed prior to that date may continue to invest their premiums in the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the Sub-Accounts based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts. Initial annuity payments are calculated based on the total value of a participant’s accumulation units on the last valuation day before the annuity start date, the income option chosen, an assumed annual investment return and expense and mortality assumptions. Annuity payments vary after the initial payment based on investment performance and Sub-Account expenses.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table with four year setbacks for contracts issued prior to 2015 and 2012 Individual Annuity Reserving for contracts issued after 2014. The 2012 IAR Mortality Table is used for determining the minimum standard of valuation for any individual annuity or pure endowment contract issued after January 1, 2015. The mortality risk is fully borne by TIAA-CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA-CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to TIAA-CREF Life.

Effective April 26, 2024, the Delaware VIP International Series—Standard Class Sub-Account merged into Macquarie VIP International Core Equity Series-Standard Class Sub-Account.

Effective May 1, 2024, the following Fund names have changed (with a corresponding change to the Sub-Account name):

Current Fund	New Fund

TIAA-CREF Life Balanced Fund

TIAA-CREF Life Core Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

ClearBridge Variable Aggressive Growth Portfolio—Class I

Delaware Ivy VIP International Core Equity Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

LVIP Delaware Diversified Income—Standard Class

Nuveen Life Balanced Fund

Nuveen Life Core Bond Fund

Nuveen Life Growth Equity Fund

Nuveen Life Core Equity Fund

Nuveen Life International Equity Fund

Nuveen Life Large Cap Value Fund

Nuveen Life Money Market Fund

Nuveen Life Real Estate Securities Select Fund

Nuveen Life Small Cap Equity Fund

Nuveen Life Large Cap Responsible Equity Fund

Nuveen Life Stock Index Fund

ClearBridge Variable Growth Portfolio—Class I

Macquarie VIP International Core Equity Series—Standard Class

Macquarie VIP Small Cap Value Series—Standard Class

LVIP Macquarie Diversified Income—Standard Class

Effective May 29, 2024, the John Hancock Emerging Markets Value Trust Sub-Account was renamed John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account.

B-62	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Effective December 15, 2024, the following Fund names have changed (with a corresponding change to the Sub-Account name):

Current Fund	New Fund

DFA VA Equity Allocation Portfolio

DFA VA Global Bond Portfolio

DFA VA Global Moderate Allocation Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA US Large Value Portfolio

DFA VA US Targeted Value Portfolio

Dimensional VA Equity Allocation Portfolio

Dimensional VA Global Bond Portfolio

Dimensional VA Global Moderate Allocation Portfolio

Dimensional VA International Small Portfolio

Dimensional VA International Value Portfolio

Dimensional VA Short-Term Fixed Portfolio

Dimensional VA US Large Value Portfolio

Dimensional VA US Targeted Value Portfolio

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services-Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Segment Reporting: In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Separate Account adopted ASU 2023-07 during the current reporting period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account’s financial positions or the results of its operations.

Product Management of the Separate Account acts as the chief operating decision maker (“CODM”). The Separate Account represents a single operating segment. The CODM monitors the operating results of the Separate Account as a whole and is responsible for the Separate Account’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Separate Account’s Sub-Accounts, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, premiums and withdrawal and death benefits), which are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Separate Account’s single segment, is consistent with that presented within the Separate Account’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3 — significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

Intelligent Variable Annuity ∎ Statement of Additional Information	B-63

Notes to financial statements TIAA-CREF Life Separate Account VA-1

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2024, all of the investments in the Sub-Accounts were investments in registered investment companies and were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The following are the current administrative expense charges for the contracts:

Administrative expense

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	0.30%	0.20%	0.20%

Current fee	0.10%	0.20%	0.20%

TIAA-CREF Life imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

Mortality and expense risk charges

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	1.00%	1.00%

Current fee	0.40%	0.40%

Intelligent Variable Annuity

	Maximum contractual fee	Current fee

If accumulation value is less than $100,000	0.40%	0.40%

If accumulation value is between $100,000-$500,000	0.25%	0.25%

If accumulation value is greater than $500,000	0.15%	0.15%

After the first 10 contract years	0.00%	0.00%

There are other daily, monthly, and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25

Optional guaranteed minimum death benefit charge	0.10%	None	None

Premium taxes (a)	0.00% to 3.50%	0.00% to 3.50%	0.00% to 3.50%

Maximum transfer fee	$0	$0	$25

(a)	Only applicable in certain states.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to the Adviser. The contracts are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA. Services may also enter into selling agreements with third parties to distribute the contracts.

B-64	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2024 were as follows:

Sub-Accounts	Purchases	Sales

Nuveen Life Balanced	$45,541,473	$52,817,307

Nuveen Life Core Bond	36,051,047	32,346,447

Nuveen Life Core Equity	23,532,553	30,902,755

Nuveen Life Growth Equity	28,133,485	36,269,433

Nuveen Life International Equity	23,401,530	19,099,634

Nuveen Life Large Cap Responsible Equity	17,179,982	17,933,817

Nuveen Life Large Cap Value	14,137,310	17,369,167

Nuveen Life Money Market	106,437,955	108,545,603

Nuveen Life Real Estate Securities Select	10,933,630	17,554,534

Nuveen Life Small Cap Equity	15,798,449	19,711,464

Nuveen Life Stock Index	77,779,182	127,014,843

Calamos Growth and Income Portfolio	130,348	289,510

ClearBridge Variable Growth Portfolio—Class I	13,176,047	10,058,488

ClearBridge Variable Small Cap Growth Portfolio—Class I	3,126,105	3,499,361

Credit Suisse Trust—Commodity Return Strategy Portfolio	124,570	202,075

Delaware VIP International Series—Standard Class	4,537,185	47,368,202

Dimensional VA Equity Allocation Portfolio	6,674,905	4,184,634

Dimensional VA Global Bond Portfolio	11,719,586	13,325,903

Dimensional VA Global Moderate Allocation Portfolio	10,027,844	9,864,018

Dimensional VA International Small Portfolio	12,681,491	13,295,899

Dimensional VA International Value Portfolio	23,255,108	27,144,396

Dimensional VA Short-Term Fixed Portfolio	23,256,678	24,403,593

Dimensional VA US Large Value Portfolio	29,913,595	30,243,651

Dimensional VA US Targeted Value Portfolio	15,158,382	17,809,915

Franklin Income VIP Fund—Class 1	1,736,957	1,779,711

Franklin Mutual Shares VIP Fund—Class 1	375,224	901,741

Franklin Small-Mid Cap Growth VIP Fund—Class 1	5,495,500	7,139,004

Janus Henderson Forty Portfolio—Institutional Shares	7,530,126	7,450,634

Janus Henderson Overseas Portfolio—Institutional Shares	116,174	219,434

Janus Henderson Mid Cap Value Portfolio—Institutional Shares	1,579,454	1,481,716

John Hancock Disciplined Value Emerging Markets Equity Trust	9,627,343	9,517,801

LVIP Macquarie Diversified Income Fund—Standard Class	15,307,142	13,961,849

Macquarie VIP International Core Equity Series—Standard Class	51,566,544	8,696,450

Macquarie VIP Small Cap Value Series—Standard Class	10,211,483	12,267,920

Matson Money Fixed Income VI Portfolio	12,855,640	14,908,103

Matson Money International Equity VI Portfolio	10,390,881	11,584,243

Matson Money U.S. Equity VI Portfolio	14,382,918	16,771,047

MFS Global Equity Series—Initial Class	1,147,403	2,433,866

MFS Growth Series—Initial Class	93,261	69,460

MFS Massachusetts Investors Growth Stock Portfolio	2,219,060	4,070,370

MFS Utilities Series—Initial Class	1,250,277	1,394,073

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	14,378,282	15,910,220

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class	535,524	484,237

PIMCO VIT All Asset Portfolio—Institutional Class	874,177	609,635

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class	699,780	1,050,839

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	13,360,647	12,409,237

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class	1,537,702	1,170,554

PIMCO VIT Real Return Portfolio—Institutional Class	23,766,451	23,732,891

PVC Equity Income Account—Class 1	25,761,007	33,184,151

PVC MidCap Account—Class 1	1,267,446	1,468,550

PSF Natural Resources Portfolio—Class II	628,171	1,036,587

PSF PGIM Jennison Blend Portfolio—Class II	11,776,355	14,978,765

PSF PGIM Jennison Value Portfolio—Class II	1,120,896	1,522,558

Royce Capital Fund Micro-Cap Portfolio—Investment Class	128,463	376,258

Royce Capital Fund Small-Cap Portfolio—Investment Class	2,300,651	2,516,392

T. Rowe Price® Health Sciences Portfolio I	3,027,588	3,008,927

Intelligent Variable Annuity ∎ Statement of Additional Information	B-65

Notes to financial statements TIAA-CREF Life Separate Account VA-1

Sub-Accounts	Purchases	Sales

T. Rowe Price® Limited-Term Bond Portfolio	$14,791,166	$14,344,399

Templeton Developing Markets VIP Fund—Class 1	12,742,442	10,121,575

Vanguard VIF Balanced Portfolio	2,398,149	1,672,780

Vanguard VIF Capital Growth Portfolio	11,534,807	11,536,812

Vanguard VIF Conservative Allocation Portfolio	851,566	323,161

Vanguard VIF Equity Index	112,819,674	94,951,983

Vanguard VIF Global Bond Index Portfolio	2,134,329	1,148,656

Vanguard VIF High Yield Bond Portfolio	12,645,381	10,423,992

Vanguard VIF International Portfolio	1,991,020	2,046,987

Vanguard VIF Mid-Cap Index Portfolio	17,219,338	23,453,429

Vanguard VIF Moderate Allocation Portfolio	1,972,807	1,707,205

Vanguard VIF Real Estate Index Portfolio	6,842,213	12,660,016

Vanguard VIF Small Company Growth Portfolio	13,087,532	12,829,706

Vanguard VIF Total Bond Market Index Portfolio	72,067,260	52,968,232

Vanguard VIF Total International Stock Market Index Portfolio	9,657,849	12,578,713

Vanguard VIF Total Stock Market Index Portfolio	11,823,899	12,526,051

VY CBRE Global Real Estate Portfolio—Class I	4,771,276	3,832,377

Wanger Acorn	2,130,954	1,965,344

Wanger International	4,140,799	4,349,343

Western Asset Variable Global High Yield Bond Portfolio—Class I	8,072,554	8,167,778

Note 5—condensed financial information

					For the period ended December 31, 2024

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Nuveen Life Balanced Sub-Account
2024	1,276	$41.27 to $43.36	$45.28 to $47.81	$60,039	2.04%	0.10% to 0.60%	9.71% to 10.26%
2023	1,513	$35.86 to $37.49	$41.27 to $43.36	$63,986	2.46%	0.10% to 0.60%	15.08% to 15.65%
2022	1,598	$43.25 to $44.99	$35.86 to $37.49	$58,561	2.57%	0.10% to 0.60%	(17.09)% to (16.67)%
2021	1,716	$39.64 to $41.02	$43.25 to $44.99	$75,690	1.79%	0.10% to 0.60%	9.13% to 9.67%
2020	1,725	$34.93 to $35.97	$39.64 to $41.02	$69,519	2.04%	0.10% to 0.60%	13.48% to 14.05%

Nuveen Life Core Bond Sub-Account
2024	3,555	$41.93 to $45.44	$42.81 to $46.62	$160,717	3.82%	0.10% to 0.60%	2.10% to 2.61%
2023	3,605	$39.69 to $42.80	$41.93 to $45.44	$158,698	3.09%	0.10% to 0.60%	5.64% to 6.17%
2022	3,673	$46.01 to $49.36	$39.69 to $42.80	$152,013	2.20%	0.10% to 0.60%	(13.73)% to (13.30)%
2021	3,803	$46.75 to $49.90	$46.01 to $49.36	$181,621	2.36%	0.10% to 0.60%	(1.58)% to (1.08)%
2020	3,616	$43.60 to $46.31	$46.75 to $49.90	$174,475	2.89%	0.10% to 0.60%	7.21% to 7.75%

Nuveen Life Core Equity Sub-Account
2024	1,009	$124.66 to $135.10	$159.64 to $173.87	$189,829	0.81%	0.10% to 0.60%	28.05% to 28.70%
2023	1,087	$94.35 to $101.74	$124.66 to $135.10	$159,610	1.08%	0.10% to 0.60%	32.14% to 32.80%
2022	1,177	$122.06 to $130.96	$94.35 to $101.74	$130,126	0.74%	0.10% to 0.60%	(22.70)% to (22.32)%
2021	1,306	$98.10 to $104.73	$122.06 to $130.96	$186,576	0.90%	0.10% to 0.60%	24.42% to 25.05%
2020	1,392	$81.94 to $87.04	$98.10 to $104.73	$156,822	1.28%	0.10% to 0.60%	19.72% to 20.32%

Nuveen Life Growth Equity Sub-Account
2024	1,240	$87.96 to $95.35	$112.15 to $122.18	$156,888	0.25%	0.10% to 0.60%	27.49% to 28.14%
2023	1,299	$60.43 to $65.18	$87.96 to $95.35	$129,554	0.26%	0.10% to 0.60%	45.55% to 46.28%
2022	1,380	$90.63 to $97.27	$60.43 to $65.18	$94,184	0.00%	0.10% to 0.60%	(33.32)% to (32.99)%
2021	1,448	$78.49 to $83.82	$90.63 to $97.27	$146,562	0.28%	0.10% to 0.60%	15.47% to 16.05%
2020	1,594	$54.85 to $58.28	$78.49 to $83.82	$139,006	0.33%	0.10% to 0.60%	43.10% to 43.82%

Nuveen Life International Equity Sub-Account
2024	2,621	$40.55 to $43.94	$41.77 to $45.50	$118,662	2.23%	0.10% to 0.60%	3.02% to 3.54%
2023	2,568	$35.04 to $37.78	$40.55 to $43.94	$112,875	2.11%	0.10% to 0.60%	15.72% to 16.30%
2022	2,613	$42.32 to $45.41	$35.04 to $37.78	$98,856	3.18%	0.10% to 0.60%	(17.20)% to (16.79)%
2021	2,517	$38.41 to $41.00	$42.32 to $45.41	$114,705	1.18%	0.10% to 0.60%	10.18% to 10.73%
2020	2,355	$33.50 to $35.59	$38.41 to $41.00	$97,294	1.64%	0.10% to 0.60%	14.65% to 15.23%

B-66	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

					For the period ended December 31, 2024

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Nuveen Life Large Cap Responsible Equity Sub-Account
2024	600	$116.43 to $126.16	$136.59 to $148.75	$93,187	1.45%	0.10% to 0.60%	17.31% to 17.90%
2023	646	$95.68 to $103.17	$116.43 to $126.16	$84,876	1.39%	0.10% to 0.60%	21.68% to 22.29%
2022	681	$117.15 to $125.68	$95.68 to $103.17	$73,492	1.23%	0.10% to 0.60%	(18.32)% to (17.91)%
2021	748	$93.27 to $99.57	$117.15 to $125.68	$97,583	1.17%	0.10% to 0.60%	25.60% to 26.23%
2020	760	$77.89 to $82.74	$93.27 to $99.57	$78,413	1.57%	0.10% to 0.60%	19.75% to 20.35%

Nuveen Life Large Cap Value Sub-Account
2024	382	$136.64 to $148.07	$155.89 to $169.78	$70,118	1.55%	0.10% to 0.60%	14.08% to 14.66%
2023	433	$120.26 to $129.67	$136.64 to $148.07	$68,976	1.67%	0.10% to 0.60%	13.62% to 14.19%
2022	483	$130.23 to $139.72	$120.26 to $129.67	$66,549	1.27%	0.10% to 0.60%	(7.65)% to (7.19)%
2021	540	$103.28 to $110.25	$130.23 to $139.72	$79,163	1.49%	0.10% to 0.60%	26.09% to 26.72%
2020	547	$99.90 to $106.11	$103.28 to $110.25	$62,754	2.00%	0.10% to 0.60%	3.38% to 3.90%

Nuveen Life Money Market Sub-Account
2024	7,937	$11.96 to $12.97	$12.51 to $13.63	$104,656	5.04%	0.10% to 0.60%	4.53% to 5.06%
2023	8,479	$11.46 to $12.37	$11.96 to $12.97	$106,450	4.91%	0.10% to 0.60%	4.40% to 4.92%
2022	8,794	$11.36 to $12.20	$11.46 to $12.37	$105,244	1.54%	0.10% to 0.60%	0.86% to 1.36%
2021	6,947	$11.43 to $12.21	$11.36 to $12.20	$82,011	0.00%	0.10% to 0.60%	(0.60)% to (0.10)%
2020	8,007	$11.45 to $12.17	$11.43 to $12.21	$94,661	0.36%	0.10% to 0.60%	(0.19)% to 0.31%

Nuveen Life Real Estate Securities Select Sub-Account
2024	331	$144.16 to $156.22	$150.14 to $163.52	$58,158	2.81%	0.10% to 0.60%	4.15% to 4.67%
2023	383	$129.47 to $139.60	$144.16 to $156.22	$63,670	2.59%	0.10% to 0.60%	11.35% to 11.90%
2022	441	$182.49 to $195.79	$129.47 to $139.60	$64,943	1.51%	0.10% to 0.60%	(29.05)% to (28.70)%
2021	483	$131.58 to $140.46	$182.49 to $195.79	$98,462	1.64%	0.10% to 0.60%	38.69% to 39.39%
2020	510	$130.71 to $138.84	$131.58 to $140.46	$73,531	2.30%	0.10% to 0.60%	0.66% to 1.17%

Nuveen Life Small Cap Equity Sub-Account
2024	272	$171.74 to $186.10	$198.03 to $215.67	$61,701	0.89%	0.10% to 0.60%	15.31% to 15.89%
2023	296	$145.62 to $157.01	$171.74 to $186.10	$58,149	0.86%	0.10% to 0.60%	17.94% to 18.53%
2022	313	$173.62 to $186.27	$145.62 to $157.01	$51,364	0.48%	0.10% to 0.60%	(16.13)% to (15.71)%
2021	347	$140.01 to $149.46	$173.62 to $186.27	$67,160	0.51%	0.10% to 0.60%	24.01% to 24.63%
2020	350	$124.87 to $132.63	$140.01 to $149.46	$54,249	0.85%	0.10% to 0.60%	12.13% to 12.69%

Nuveen Life Stock Index Sub-Account
2024	3,327	$146.22 to $158.47	$179.74 to $195.79	$678,647	1.35%	0.10% to 0.60%	22.93% to 23.55%
2023	3,693	$116.83 to $125.99	$146.22 to $158.47	$608,408	1.47%	0.10% to 0.60%	25.16% to 25.78%
2022	3,995	$145.43 to $156.05	$116.83 to $125.99	$522,030	1.33%	0.10% to 0.60%	(19.67)% to (19.26)%
2021	4,137	$116.46 to $124.34	$145.43 to $156.05	$675,674	1.35%	0.10% to 0.60%	24.88% to 25.50%
2020	4,294	$97.01 to $103.06	$116.46 to $124.34	$559,790	1.69%	0.10% to 0.60%	20.04% to 20.64%

Calamos Growth and Income Portfolio Sub-Account
2024	94	$45.67 to $46.41	$55.19 to $56.14	$5,223	0.38%	0.10% to 0.20%	20.84% to 20.96%
2023	98	$38.10 to $38.68	$45.67 to $46.41	$4,525	0.57%	0.10% to 0.20%	19.88% to 20.00%
2022	106	$44.59 to $47.84	$38.10 to $38.68	$4,062	0.69%	0.10% to 0.20%	(19.23)% to (19.15)%
2021	110	$36.95 to $39.44	$44.59 to $47.84	$5,212	0.37%	0.10% to 0.59%	20.67% to 21.28%
2020	113	$30.36 to $32.25	$36.95 to $39.44	$4,420	0.48%	0.10% to 0.60%	21.70% to 22.31%

ClearBridge Variable Growth Portfolio—Class I Sub-Account
2024	494	$51.07 to $55.34	$57.26 to $62.36	$29,550	0.11%	0.10% to 0.60%	12.12% to 12.68%
2023	577	$41.29 to $44.53	$51.07 to $55.34	$30,688	0.30%	0.10% to 0.60%	23.68% to 24.30%
2022	622	$56.45 to $60.57	$41.29 to $44.53	$26,625	0.46%	0.10% to 0.60%	(26.85)% to (26.49)%
2021	610	$51.49 to $54.97	$56.45 to $60.57	$35,628	0.16%	0.10% to 0.60%	9.64% to 10.19%
2020	657	$43.89 to $46.62	$51.49 to $54.97	$34,895	0.83%	0.10% to 0.60%	17.31% to 17.90%

ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
2024	77	$58.60 to $63.50	$60.87 to $66.30	$5,018	0.00%	0.10% to 0.60%	3.87% to 4.40%
2023	87	$54.39 to $58.64	$58.60 to $63.50	$5,342	0.00%	0.10% to 0.60%	7.45% to 8.72%
2022	94	$76.89 to $82.50	$54.39 to $58.64	$5,352	0.00%	0.10% to 0.60%	(29.27)% to (28.92)%
2021	95	$68.69 to $73.33	$76.89 to $82.50	$7,604	0.00%	0.10% to 0.60%	11.94% to 12.50%
2020	85	$48.24 to $51.24	$68.69 to $73.33	$6,049	0.00%	0.10% to 0.60%	42.41% to 43.12%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-67

Notes to financial statements TIAA-CREF Life Separate Account VA-1

					For the period ended December 31, 2024

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account
2024	22	$21.09 to $22.19	$21.98 to $23.24	$493	2.94%	0.10% to 0.60%	4.20% to 4.72%
2023	26	$23.35 to $24.44	$21.09 to $22.19	$561	19.61%	0.10% to 0.60%	(9.66)% to (9.21)%
2022	42	$20.24 to $21.09	$23.35 to $24.44	$999	13.80%	0.10% to 0.60%	2.64% to 15.91%
2021	27	$15.92 to $16.50	$20.24 to $21.09	$561	5.83%	0.10% to 0.60%	(4.92)% to 27.77%
2020	13	$16.26 to $16.77	$15.92 to $16.50	$211	3.76%	0.10% to 0.60%	(2.07)% to (1.58)%

Dimensional VA Equity Allocation Portfolio Sub-Account
2024	300	$43.40 to $44.83	$49.65 to $51.54	$15,240	2.04%	0.10% to 0.60%	14.41% to 14.98%
2023	258	$36.34 to $37.35	$43.40 to $44.83	$11,403	2.17%	0.10% to 0.60%	19.43% to 20.03%
2022	291	$42.35 to $43.31	$36.34 to $37.35	$10,751	1.74%	0.10% to 0.60%	(14.20)% to (13.77)%
2021	315	$34.26 to $34.86	$42.35 to $43.31	$13,516	1.34%	0.10% to 0.60%	8.04% to 24.25%
2020	875	$30.73 to $31.11	$34.26 to $34.86	$30,275	1.75%	0.10% to 0.60%	11.49% to 12.05%

Dimensional VA Global Bond Portfolio Sub-Account
2024	1,860	$27.15 to $28.78	$28.44 to $30.30	$55,055	4.71%	0.10% to 0.60%	4.75% to 5.28%
2023	2,003	$26.00 to $27.42	$27.15 to $28.78	$56,351	4.05%	0.10% to 0.60%	4.43% to 4.95%
2022	1,999	$27.93 to $29.31	$26.00 to $27.42	$53,594	1.57%	0.10% to 0.60%	(6.89)% to (6.43)%
2021	2,102	$28.39 to $29.65	$27.93 to $29.31	$60,366	0.72%	0.10% to 0.60%	(1.63)% to (1.14)%
2020	2,151	$28.15 to $29.25	$28.39 to $29.65	$62,594	0.03%	0.10% to 0.60%	0.85% to 1.36%

Dimensional VA Global Moderate Allocation Portfolio Sub-Account
2024	962	$43.54 to $45.81	$48.47 to $51.25	$48,154	2.75%	0.10% to 0.60%	11.32% to 11.88%
2023	989	$38.18 to $39.97	$43.54 to $45.81	$44,285	2.77%	0.10% to 0.60%	14.04% to 14.61%
2022	987	$43.14 to $44.93	$38.18 to $39.97	$38,556	1.44%	0.10% to 0.60%	(11.49)% to (11.05)%
2021	1,034	$38.00 to $39.38	$43.14 to $44.93	$45,573	1.50%	0.10% to 0.60%	13.52% to 14.09%
2020	1,040	$34.35 to $35.42	$38.00 to $39.38	$40,254	1.14%	0.10% to 0.60%	10.62% to 27.85%

Dimensional VA International Small Portfolio Sub-Account
2024	868	$50.18 to $53.20	$51.78 to $55.17	$46,603	3.38%	0.10% to 0.60%	3.19% to 3.71%
2023	931	$44.24 to $46.66	$50.18 to $53.20	$48,213	3.14%	0.10% to 0.60%	13.43% to 14.00%
2022	994	$54.04 to $56.72	$44.24 to $46.66	$45,208	2.61%	0.10% to 0.60%	(18.14)% to (17.73)%
2021	972	$47.46 to $49.56	$54.04 to $56.72	$53,870	2.56%	0.10% to 0.60%	13.88% to 14.45%
2020	1,036	$43.63 to $45.34	$47.46 to $49.56	$50,232	2.19%	0.10% to 0.60%	8.76% to 9.30%

Dimensional VA International Value Portfolio Sub-Account
2024	1,876	$46.34 to $49.13	$49.12 to $52.33	$95,595	3.89%	0.10% to 0.60%	5.98% to 6.52%
2023	2,056	$39.56 to $41.72	$46.34 to $49.13	$98,454	4.71%	0.10% to 0.60%	17.16% to 17.74%
2022	2,291	$41.22 to $43.26	$39.56 to $41.72	$93,246	3.89%	0.10% to 0.60%	(4.03)% to (3.55)%
2021	2,398	$35.11 to $36.66	$41.22 to $43.26	$101,463	3.98%	0.10% to 0.60%	17.41% to 18.00%
2020	2,572	$35.95 to $37.36	$35.11 to $36.66	$92,346	2.60%	0.10% to 0.60%	(2.35)% to (1.86)%

Dimensional VA Short-Term Fixed Portfolio Sub-Account
2024	2,752	$26.03 to $27.59	$27.29 to $29.07	$77,959	4.78%	0.10% to 0.60%	4.85% to 5.38%
2023	2,931	$24.94 to $26.31	$26.03 to $27.59	$78,804	3.74%	0.10% to 0.60%	4.36% to 4.88%
2022	3,027	$25.38 to $26.64	$24.94 to $26.31	$77,670	1.27%	0.10% to 0.60%	(1.75)% to (1.25)%
2021	3,235	$25.58 to $26.72	$25.38 to $26.64	$84,242	0.01%	0.10% to 0.60%	(0.79)% to (0.29)%
2020	3,092	$25.59 to $26.59	$25.58 to $26.72	$80,902	0.64%	0.10% to 0.60%	0.00% to 0.50%

Dimensional VA US Large Value Portfolio Sub-Account
2024	794	$77.99 to $82.67	$87.90 to $93.64	$72,530	2.00%	0.10% to 0.60%	12.70% to 13.27%
2023	898	$70.73 to $74.61	$77.99 to $82.67	$72,395	2.31%	0.10% to 0.60%	10.26% to 10.81%
2022	919	$74.81 to $78.51	$70.73 to $74.61	$66,871	2.19%	0.10% to 0.60%	(5.45)% to (4.97)%
2021	962	$59.24 to $61.86	$74.81 to $78.51	$73,868	1.76%	0.10% to 0.60%	26.28% to 26.91%
2020	970	$60.43 to $62.79	$59.24 to $61.86	$58,724	2.34%	0.10% to 0.60%	(1.97)% to (1.47)%

B-68	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

						For the period ended December 31, 2024

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Dimensional VA US Targeted Value Portfolio Sub-Account
2024		494	$86.71 to $91.92	$93.20 to $99.30	$47,928	1.38%	0.10% to 0.60%	7.49% to 8.03%
2023		564	$72.67 to $76.65	$86.71 to $91.92	$50,645	1.60%	0.10% to 0.60%	19.32% to 19.91%
2022		596	$76.33 to $80.10	$72.67 to $76.65	$44,643	1.28%	0.10% to 0.60%	(4.79)% to (4.31)%
2021		659	$54.97 to $57.41	$76.33 to $80.10	$51,711	1.49%	0.10% to 0.60%	38.85% to 39.54%
2020		634	$53.18 to $55.26	$54.97 to $57.41	$35,672	1.86%	0.10% to 0.60%	3.36% to 3.88%

Franklin Income VIP Fund—Class 1 Sub-Account
2024		181	$38.38 to $41.59	$41.00 to $44.65	$7,971	5.04%	0.10% to 0.60%	6.81% to 7.35%
2023		193	$35.47 to $38.24	$38.38 to $41.59	$7,886	5.27%	0.10% to 0.60%	8.22% to 8.76%
2022		232	$37.65 to $40.39	$35.47 to $38.24	$8,711	5.37%	0.10% to 0.60%	(5.80)% to (5.33)%
2021		272	$32.37 to $34.56	$37.65 to $40.39	$10,752	4.67%	0.10% to 0.60%	16.31% to 16.89%
2020		272	$32.25 to $34.26	$32.37 to $34.56	$9,198	5.83%	0.10% to 0.60%	0.37% to 0.87%

Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
2024		40	$41.89 to $45.40	$46.43 to $50.56	$2,015	2.18%	0.10% to 0.60%	10.82% to 11.38%
2023		53	$37.06 to $39.96	$41.89 to $45.40	$2,371	2.12%	0.10% to 0.60%	13.05% to 13.62%
2022		56	$40.15 to $43.08	$37.06 to $39.96	$2,180	2.10%	0.10% to 0.60%	(7.71)% to (7.25)%
2021		58	$33.80 to $36.08	$40.15 to $43.08	$2,464	3.21%	0.10% to 0.60%	18.81% to 19.40%
2020		57	$35.73 to $37.95	$33.80 to $36.08	$2,005	2.79%	0.10% to 0.60%	(5.42)% to (4.94)%

Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account
2024		147	$80.17 to $86.88	$88.71 to $96.61	$13,872	0.00%	0.10% to 0.60%	10.64% to 11.20%
2023		166	$63.45 to $68.41	$80.17 to $86.88	$14,021	0.00%	0.10% to 0.60%	26.37% to 27.29%
2022		169	$96.01 to $103.01	$63.45 to $68.41	$11,180	0.00%	0.10% to 0.60%	(33.92)% to (33.59)%
2021		153	$87.61 to $93.52	$96.01 to $103.01	$15,280	0.00%	0.10% to 0.60%	9.59% to 10.14%
2020		186	$56.67 to $60.19	$87.61 to $93.52	$16,919	0.00%	0.10% to 0.60%	54.59% to 55.37%

Janus Henderson Forty Portfolio—Institutional Shares Sub-Account
2024		73	$179.95 to $195.00	$229.79 to $250.26	$17,888	0.11%	0.10% to 0.60%	27.70% to 28.34%
2023		77	$129.34 to $139.46	$179.95 to $195.00	$14,690	0.20%	0.10% to 0.60%	39.13% to 39.82%
2022		73	$195.83 to $210.09	$129.34 to $139.46	$10,053	0.18%	0.10% to 0.60%	(33.95)% to (33.62)%
2021		88	$160.30 to $171.12	$195.83 to $210.09	$18,168	0.00%	0.10% to 0.60%	22.16% to 22.77%
2020		102	$115.68 to $122.88	$160.30 to $171.12	$17,101	0.27%	0.10% to 0.60%	38.57% to 39.26%

Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account
2024		19	$86.06 to $87.45	$90.90 to $92.47	$1,747	1.32%	0.10% to 0.20%	5.62% to 5.73%
2023		20	$77.19 to $78.96	$86.06 to $87.45	$1,762	1.46%	0.10% to 0.20%	10.65% to 10.76%
2022		22	$80.60 to $86.48	$77.19 to $78.96	$1,694	1.76%	0.10% to 0.25%	(8.83)% to (8.70)%
2021		22	$71.39 to $76.21	$80.60 to $86.48	$1,907	1.12%	0.10% to 0.50%	13.01% to 13.47%
2020		26	$61.75 to $65.60	$71.39 to $76.21	$1,942	1.37%	0.10% to 0.59%	15.60% to 16.18%

Janus Henderson Mid-Cap Value Portfolio—Institutional Shares Sub-Account
2024		167	$46.91 to $50.84	$53.65 to $57.44	$9,511	0.97%	0.10% to 0.50%	12.54% to 12.99%
2023		175	$42.37 to $45.68	$46.91 to $50.84	$8,829	1.12%	0.10% to 0.60%	10.73% to 11.29%
2022		189	$45.13 to $48.42	$42.37 to $45.68	$8,567	1.31%	0.10% to 0.60%	(6.12)% to (5.65)%
2021		200	$37.92 to $40.48	$45.13 to $48.42	$9,531	0.44%	0.10% to 0.60%	19.01% to 19.61%
2020		214	$38.50 to $40.90	$37.92 to $40.48	$8,484	1.22%	0.10% to 0.60%	(1.51)% to (1.02)%

John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account
2024		1,220	$34.37 to $35.96	$33.33 to $35.05	$41,741	4.19%	0.10% to 0.60%	(3.03)% to (2.54)%
2023		1,260	$30.03 to $31.26	$34.37 to $35.96	$44,305	1.62%	0.10% to 0.60%	14.46% to 15.04%
2022		1,349	$34.18 to $35.41	$30.03 to $31.26	$41,296	3.76%	0.10% to 0.60%	(12.16)% to (11.72)%
2021		1,325	$30.91 to $31.86	$34.18 to $35.41	$46,070	2.41%	0.10% to 0.60%	10.58% to 11.14%
2020		1,415	$29.98 to $30.75	$30.91 to $31.86	$44,380	2.60%	0.10% to 0.60%	3.10% to 3.62%

LVIP Macquarie Diversified Income Fund—Standard Class Sub-Account
2024		3,482	$16.84 to $18.25	$17.07 to $18.59	$63,466	4.24%	0.10% to 0.60%	1.37% to 1.88%
2023		3,561	$15.94 to $17.19	$16.84 to $18.25	$63,503	4.08%	0.10% to 0.60%	5.60% to 6.13%
2022		3,647	$18.62 to $19.98	$15.94 to $17.19	$61,020	3.32%	0.10% to 0.60%	(14.37)% to (13.94)%
2021	(af)	3,675	$18.57 to $19.85	$18.62 to $19.98	$71,417	2.76%	0.10% to 0.60%	0.30% to 0.63%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-69

Notes to financial statements TIAA-CREF Life Separate Account VA-1

						For the period ended December 31, 2024

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Macquarie VIP International Core Equity Series—Standard Class Sub-Account
2024	(ah)	2,267	$17.63 to $19.13	$17.49 to $19.04	$42,079	1.83%	0.10% to 0.60%	(0.81)% to (0.47)%

Macquarie VIP Small Cap Value Series-Standard Class Sub-Account
2024		290	$94.47 to $102.37	$104.53 to $113.84	$32,188	1.35%	0.10% to 0.60%	10.65% to 11.21%
2023		325	$86.84 to $93.63	$94.47 to $102.37	$32,328	0.96%	0.10% to 0.60%	8.79% to 9.33%
2022		340	$99.37 to $106.61	$86.84 to $93.63	$30,836	0.83%	0.10% to 0.60%	(12.61)% to (12.18)%
2021		368	$74.37 to $79.39	$99.37 to $106.61	$37,969	0.85%	0.10% to 0.60%	33.61% to 34.28%
2020		414	$76.27 to $81.02	$74.37 to $79.39	$31,826	1.34%	0.10% to 0.60%	(2.49)% to (2.00)%

Matson Money Fixed Income VI Portfolio Sub-Account
2024		899	$25.07 to $26.34	$25.85 to $27.29	$24,033	3.45%	0.10% to 0.60%	3.12% to 3.64%
2023		1,014	$23.96 to $24.82	$25.07 to $26.34	$26,022	2.63%	0.09% to 0.60%	3.56% to 5.06%
2022		1,088	$25.93 to $26.76	$23.96 to $24.82	$26,593	1.15%	0.20% to 0.60%	(7.60)% to (7.23)%
2021		1,178	$26.44 to $27.17	$25.93 to $26.76	$31,137	0.31%	0.20% to 0.60%	(1.93)% to (1.54)%
2020		1,014	$25.76 to $26.30	$26.44 to $27.17	$27,235	0.66%	0.20% to 0.60%	0.50% to 2.97%

Matson Money International Equity VI Portfolio Sub-Account
2024		505	$33.05 to $34.72	$34.65 to $36.58	$18,081	2.89%	0.10% to 0.60%	4.83% to 5.36%
2023		565	$28.74 to $30.05	$33.05 to $34.72	$19,125	3.13%	0.10% to 0.60%	14.98% to 15.55%
2022		650	$32.38 to $33.68	$28.74 to $30.05	$19,083	2.18%	0.10% to 0.60%	(11.22)% to (4.02)%
2021		641	$28.49 to $29.49	$32.38 to $33.68	$21,163	3.07%	0.10% to 0.60%	13.62% to 14.19%
2020		647	$27.95 to $28.78	$28.49 to $29.49	$18,732	1.57%	0.25% to 0.60%	1.95% to 2.46%

Matson Money U.S. Equity VI Portfolio Sub-Account
2024		414	$51.88 to $54.50	$57.85 to $61.08	$24,769	0.80%	0.10% to 0.60%	11.51% to 12.08%
2023		500	$44.83 to $46.86	$51.88 to $54.50	$26,593	1.03%	0.10% to 0.60%	15.71% to 16.29%
2022		557	$49.99 to $51.99	$44.83 to $46.86	$25,534	0.77%	0.10% to 0.60%	(10.31)% to (9.86)%
2021		596	$38.31 to $39.24	$49.99 to $51.99	$30,374	0.94%	0.10% to 0.60%	7.47% to 30.93%
2020		655	$36.50 to $37.25	$38.31 to $39.24	$25,508	1.06%	0.25% to 0.60%	1.95% to 2.46%

MFS Global Equity Series—Initial Class Sub-Account
2024		98	$41.72 to $45.21	$43.79 to $47.69	$4,583	0.93%	0.10% to 0.60%	4.95% to 5.47%
2023		133	$36.76 to $39.64	$41.72 to $45.21	$5,914	0.79%	0.10% to 0.59%	13.50% to 14.07%
2022		133	$44.95 to $48.23	$36.76 to $39.64	$5,155	0.55%	0.10% to 0.60%	(18.22)% to (17.81)%
2021		134	$38.58 to $41.19	$44.95 to $48.23	$6,310	0.62%	0.10% to 0.60%	16.51% to 17.09%
2020		140	$34.26 to $36.39	$38.58 to $41.19	$5,621	1.19%	0.10% to 0.60%	12.61% to 13.17%

MFS Growth Series—Initial Class Sub-Account
2024		7	$130.45 to $132.56	$171.15 to $174.10	$1,258	0.00%	0.10% to 0.20%	31.20% to 31.33%
2023		8	$90.58 to $97.67	$130.45 to $132.56	$1,012	0.00%	0.10% to 0.20%	35.59% to 35.73%
2022		8	$133.30 to $143.01	$90.58 to $97.67	$754	0.00%	0.10% to 0.59%	(32.04)% to (31.70)%
2021		8	$108.55 to $115.88	$133.30 to $143.01	$1,186	0.00%	0.10% to 0.60%	22.79% to 23.41%
2020		10	$82.82 to $87.97	$108.55 to $115.88	$1,128	0.00%	0.10% to 0.58%	31.07% to 31.73%

MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
2024		124	$53.93 to $58.44	$62.32 to $67.88	$8,275	0.33%	0.10% to 0.60%	15.57% to 16.15%
2023		166	$43.75 to $47.17	$53.93 to $58.44	$9,496	0.30%	0.10% to 0.60%	23.27% to 23.88%
2022		173	$54.51 to $58.48	$43.75 to $47.17	$7,954	0.11%	0.10% to 0.60%	(19.74)% to (19.34)%
2021		183	$43.53 to $46.47	$54.51 to $58.48	$10,389	0.23%	0.10% to 0.60%	25.22% to 25.85%
2020		204	$35.74 to $37.97	$43.53 to $46.47	$9,207	0.43%	0.10% to 0.60%	21.79% to 22.40%

MFS Utilities Series—Initial Class Sub-Account
2024		37	$80.29 to $87.01	$89.12 to $97.05	$3,477	2.24%	0.10% to 0.60%	10.99% to 11.55%
2023		40	$82.51 to $88.97	$80.29 to $87.01	$3,440	3.40%	0.10% to 0.60%	(2.69)% to (2.21)%
2022		50	$82.39 to $88.39	$82.51 to $88.97	$4,333	2.45%	0.10% to 0.60%	0.15% to 0.65%
2021		47	$72.65 to $77.55	$82.39 to $88.39	$4,062	1.72%	0.10% to 0.60%	13.41% to 13.98%
2020		44	$69.01 to $73.30	$72.65 to $77.55	$3,304	2.34%	0.10% to 0.60%	5.27% to 5.80%

B-70	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

					For the period ended December 31, 2024

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
2024	1,010	$39.64 to $42.96	$42.88 to $46.70	$45,778	0.71%	0.10% to 0.60%	8.16% to 8.71%
2023	1,086	$35.93 to $38.74	$39.64 to $42.96	$45,059	1.05%	0.10% to 0.60%	10.34% to 10.89%
2022	1,119	$40.05 to $42.97	$35.93 to $38.74	$41,803	0.59%	0.10% to 0.60%	(10.29)% to (9.84)%
2021	1,228	$30.34 to $32.39	$40.05 to $42.97	$50,975	0.59%	0.10% to 0.60%	32.00% to 32.66%
2020	1,410	$31.34 to $33.29	$30.34 to $32.39	$44,093	1.28%	0.10% to 0.60%	(3.20)% to (2.72)%

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account
2024	35	$57.04 to $61.81	$71.35 to $77.71	$2,735	0.23%	0.10% to 0.60%	25.09% to 25.72%
2023	37	$45.22 to $48.76	$57.04 to $61.81	$2,257	0.34%	0.10% to 0.60%	4.39% to 26.77%
2022	40	$55.79 to $59.85	$45.22 to $48.76	$1,908	0.42%	0.10% to 0.60%	(18.94)% to (18.53)%
2021	46	$45.45 to $48.52	$55.79 to $59.85	$2,680	0.38%	0.10% to 0.60%	22.74% to 23.35%
2020	50	$38.24 to $40.62	$45.45 to $48.52	$2,365	0.60%	0.10% to 0.60%	18.85% to 19.44%

PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
2024	154	$22.93 to $24.84	$23.69 to $25.80	$3,933	6.54%	0.10% to 0.60%	3.32% to 3.85%
2023	154	$21.30 to $22.97	$22.93 to $24.84	$3,779	3.02%	0.10% to 0.60%	7.64% to 8.17%
2022	193	$24.26 to $26.02	$21.30 to $22.97	$4,367	7.71%	0.10% to 0.60%	(12.18)% to (11.75)%
2021	226	$20.96 to $22.38	$24.26 to $26.02	$5,757	10.93%	0.10% to 0.60%	15.72% to 16.30%
2020	282	$19.50 to $20.71	$20.96 to $22.38	$6,208	5.33%	0.10% to 0.60%	7.52% to 8.06%

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
2024	111	$22.08 to $23.23	$22.90 to $24.21	$2,625	2.35%	0.10% to 0.60%	3.71% to 4.23%
2023	129	$24.07 to $25.20	$22.08 to $23.23	$2,926	15.72%	0.10% to 0.60%	(8.30)% to (7.84)%
2022	150	$22.26 to $23.19	$24.07 to $25.20	$3,707	22.74%	0.10% to 0.60%	8.14% to 8.68%
2021	141	$16.78 to $17.39	$22.26 to $23.19	$3,207	4.50%	0.10% to 0.60%	32.67% to 33.34%
2020	92	$16.63 to $17.15	$16.78 to $17.39	$1,579	6.13%	0.10% to 0.60%	0.89% to 1.40%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2024	1,249	$30.95 to $32.56	$33.13 to $35.03	$42,715	6.57%	0.10% to 0.60%	7.04% to 7.58%
2023	1,302	$27.98 to $29.29	$30.95 to $32.56	$41,330	5.84%	0.10% to 0.60%	10.61% to 11.17%
2022	1,344	$33.34 to $34.73	$27.98 to $29.29	$38,446	4.97%	0.10% to 0.60%	(16.09)% to (15.67)%
2021	1,305	$34.38 to $35.63	$33.34 to $34.73	$44,396	4.63%	0.10% to 0.60%	(3.00)% to (2.51)%
2020	1,165	$32.36 to $33.37	$34.38 to $35.63	$40,719	4.73%	0.10% to 0.60%	6.23% to 6.76%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
2024	314	$18.15 to $19.66	$17.97 to $19.58	$6,044	3.68%	0.10% to 0.60%	(0.95)% to (0.45)%
2023	306	$17.32 to $18.67	$18.15 to $19.66	$5,915	2.40%	0.10% to 0.59%	4.79% to 5.31%
2022	310	$19.55 to $20.97	$17.32 to $18.67	$5,679	1.64%	0.10% to 0.60%	(11.40)% to (10.96)%
2021	292	$20.49 to $21.87	$19.55 to $20.97	$6,029	5.16%	0.10% to 0.60%	(4.59)% to (4.11)%
2020	259	$18.69 to $19.85	$20.49 to $21.87	$5,552	2.58%	0.10% to 0.60%	9.62% to 10.17%

PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2024	4,872	$19.27 to $20.89	$19.60 to $21.34	$100,867	2.76%	0.10% to 0.60%	1.67% to 2.18%
2023	5,006	$18.68 to $20.14	$19.27 to $20.89	$101,200	3.14%	0.10% to 0.60%	3.21% to 3.72%
2022	5,184	$21.29 to $22.85	$18.68 to $20.14	$100,994	7.14%	0.10% to 0.60%	(12.30)% to (11.86)%
2021	5,437	$20.26 to $21.63	$21.29 to $22.85	$120,386	5.14%	0.10% to 0.60%	5.11% to 5.64%
2020	5,162	$18.22 to $19.35	$20.26 to $21.63	$108,156	1.57%	0.10% to 0.60%	11.21% to 11.77%

PVC Equity Income Account—Class 1 Sub-Account
2024	1,424	$59.21 to $64.16	$67.97 to $74.03	$102,795	2.07%	0.10% to 0.60%	14.80% to 15.38%
2023	1,579	$53.56 to $57.75	$59.21 to $64.16	$98,402	2.10%	0.10% to 0.60%	10.55% to 11.10%
2022	1,663	$60.20 to $64.58	$53.56 to $57.75	$93,017	1.90%	0.10% to 0.60%	(11.03)% to (10.59)%
2021	1,784	$49.45 to $52.79	$60.20 to $64.58	$111,694	1.98%	0.10% to 0.60%	21.73% to 22.34%
2020	1,903	$46.74 to $49.65	$49.45 to $52.79	$97,393	2.02%	0.10% to 0.60%	5.80% to 6.33%

PVC MidCap Account—Class 1 Sub-Account
2024	90	$84.65 to $89.54	$101.35 to $107.59	$9,582	0.24%	0.10% to 0.45%	19.73% to 20.15%
2023	100	$65.93 to $71.09	$84.65 to $89.54	$8,894	0.00%	0.10% to 0.45%	25.52% to 25.96%
2022	103	$86.12 to $92.39	$65.93 to $71.09	$7,236	0.19%	0.10% to 0.60%	(23.44)% to (23.05)%
2021	105	$69.02 to $73.68	$86.12 to $92.39	$9,513	0.13%	0.10% to 0.60%	24.78% to 25.40%
2020	115	$58.68 to $62.32	$69.02 to $73.68	$8,282	0.72%	0.10% to 0.60%	17.63% to 18.22%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-71

Notes to financial statements TIAA-CREF Life Separate Account VA-1

						For the period ended December 31, 2024

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

PSF Natural Resources Portfolio—Class II Sub-Account
2024		42	$60.81 to $65.89	$62.83 to $68.43	$2,809	0.00%	0.10% to 0.60%	3.33% to 3.85%
2023		48	$60.22 to $64.93	$60.81 to $65.89	$3,092	0.00%	0.10% to 0.60%	0.98% to 1.48%
2022		54	$49.84 to $53.48	$60.22 to $64.93	$3,422	0.00%	0.10% to 0.60%	20.82% to 21.42%
2021		41	$40.10 to $42.81	$49.84 to $53.48	$2,171	0.00%	0.10% to 0.60%	24.28% to 24.90%
2020		47	$36.08 to $38.33	$40.10 to $42.81	$1,993	0.00%	0.10% to 0.60%	11.15% to 11.71%

PSF PGIM Jennison Blend Portfolio—Class II Sub-Account
2024		352	$58.57 to $63.47	$73.24 to $79.77	$27,853	0.00%	0.10% to 0.60%	25.05% to 25.68%
2023	(ag)	412	57.32	$58.57 to $63.47	$25,502	0.00%	0.10% to 0.63%	2.96% to 3.38%

PSF PGIM Jennison Value Portfolio—Class II Sub-Account
2024		121	$64.93 to $70.36	$79.10 to $84.69	$10,168	0.00%	0.10% to 0.50%	19.88% to 20.36%
2023		126	$56.93 to $61.38	$64.93 to $70.36	$8,787	0.00%	0.10% to 0.60%	14.06% to 14.63%
2022		132	$62.42 to $66.97	$56.93 to $61.38	$8,021	0.00%	0.10% to 0.60%	(8.80)% to (8.35)%
2021		143	$49.34 to $52.67	$62.42 to $66.97	$9,493	0.00%	0.10% to 0.60%	26.52% to 27.16%
2020		155	$48.12 to $51.11	$49.34 to $52.67	$8,058	0.00%	0.10% to 0.60%	2.53% to 3.05%

Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
2024		17	$31.06 to $33.66	$35.10 to $38.22	$649	0.00%	0.10% to 0.60%	12.99% to 13.56%
2023		26	$26.31 to $28.37	$31.06 to $33.66	$873	0.00%	0.10% to 0.60%	7.23% to 18.66%
2022		27	$34.12 to $36.61	$26.31 to $28.37	$764	0.00%	0.10% to 0.60%	(22.90)% to (22.51)%
2021		41	$26.41 to $28.19	$34.12 to $36.61	$1,467	0.00%	0.10% to 0.60%	29.20% to 29.85%
2020		24	$21.46 to $22.80	$26.41 to $28.19	$662	0.00%	0.10% to 0.60%	7.83% to 23.67%

Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
2024		281	$28.48 to $30.86	$29.28 to $31.88	$8,873	1.18%	0.10% to 0.60%	2.78% to 3.30%
2023		303	$22.75 to $24.53	$28.48 to $30.86	$9,243	0.90%	0.10% to 0.60%	25.17% to 25.80%
2022		317	$25.21 to $27.05	$22.75 to $24.53	$7,676	0.39%	0.10% to 0.60%	(9.74)% to (9.29)%
2021		352	$19.69 to $21.02	$25.21 to $27.05	$9,375	1.43%	0.10% to 0.60%	28.05% to 28.69%
2020		346	$21.33 to $22.66	$19.69 to $21.02	$7,122	1.09%	0.10% to 0.60%	(7.71)% to (7.24)%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2024		118	$52.96 to $55.42	$53.52 to $56.28	$6,497	0.00%	0.10% to 0.60%	1.04% to 1.55%
2023		127	$51.75 to $53.88	$52.96 to $55.42	$6,907	0.00%	0.10% to 0.60%	2.35% to 2.86%
2022		138	$59.48 to $61.62	$51.75 to $53.88	$7,314	0.00%	0.10% to 0.60%	(13.00)% to (12.56)%
2021		136	$52.91 to $54.53	$59.48 to $61.62	$8,262	0.00%	0.10% to 0.60%	12.43% to 12.99%
2020		143	$41.06 to $42.11	$52.91 to $54.53	$7,677	0.00%	0.10% to 0.60%	28.84% to 29.49%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2024		1,803	$27.15 to $28.80	$28.33 to $30.20	$53,245	4.20%	0.10% to 0.60%	4.33% to 4.86%
2023		1,862	$26.03 to $27.47	$27.15 to $28.80	$52,327	3.30%	0.10% to 0.60%	4.31% to 4.84%
2022		2,027	$27.42 to $28.80	$26.03 to $27.47	$54,185	1.94%	0.10% to 0.60%	(5.09)% to (4.61)%
2021		2,071	$27.55 to $28.79	$27.42 to $28.80	$58,155	1.33%	0.10% to 0.60%	(0.47)% to 0.03%
2020		1,877	$26.47 to $27.53	$27.55 to $28.79	$52,806	1.97%	0.10% to 0.60%	4.08% to 4.61%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2024		1,489	$17.40 to $18.85	$18.67 to $20.34	$29,508	4.04%	0.10% to 0.60%	7.33% to 7.87%
2023		1,431	$15.52 to $16.73	$17.40 to $18.85	$26,147	2.29%	0.10% to 0.60%	12.10% to 12.66%
2022		1,352	$19.94 to $21.39	$15.52 to $16.73	$21,887	2.94%	0.10% to 0.60%	(22.17)% to (21.78)%
2021		1,107	$21.23 to $22.66	$19.94 to $21.39	$22,946	1.05%	0.10% to 0.60%	(6.07)% to (5.60)%
2020		931	$18.19 to $19.32	$21.23 to $22.66	$20,469	4.39%	0.10% to 0.60%	16.69% to 17.27%

Vanguard VIF Balanced Portfolio Sub-Account
2024		134	$34.41 to $35.05	$39.27 to $40.20	$5,340	1.93%	0.10% to 0.60%	14.11% to 14.69%
2023		123	$30.28 to $30.69	$34.41 to $35.05	$4,284	2.02%	0.10% to 0.60%	13.64% to 14.21%
2022		140	$35.55 to $35.85	$30.28 to $30.69	$4,283	2.02%	0.10% to 0.60%	(14.81)% to (14.39)%
2021		134	$25.95 to $27.58	$35.55 to $35.85	$4,802	0.71%	0.10% to 0.60%	2.83% to 19.06%
2020	(y)	25	$25.95 to $27.58	$30.07 to $30.15	$742	0%	0.11% to 0.51%	9.44% to 15.20%

B-72	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

						For the period ended December 31, 2024

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Capital Growth Portfolio Sub-Account
2024		291	$67.57 to $70.69	$76.17 to $80.09	$23,057	1.09%	0.10% to 0.60%	12.73% to 13.30%
2023		298	$53.11 to $55.29	$67.57 to $70.69	$20,815	1.03%	0.10% to 0.60%	27.22% to 27.85%
2022		300	$63.22 to $65.49	$53.11 to $55.29	$16,395	0.89%	0.10% to 0.60%	(15.99)% to (15.57)%
2021		309	$52.33 to $53.93	$63.22 to $65.49	$19,993	0.88%	0.10% to 0.60%	20.81% to 21.42%
2020		272	$44.81 to $45.96	$52.33 to $53.93	$14,529	1.49%	0.10% to 0.60%	16.77% to 17.36%

Vanguard VIF Conservative Allocation Portfolio Sub-Account
2024		112	$28.83 to $29.36	$30.80 to $31.53	$3,496	2.59%	0.10% to 0.60%	6.84% to 7.38%
2023		99	$25.78 to $26.12	$28.83 to $29.36	$2,894	1.97%	0.10% to 0.61%	6.85% to 12.40%
2022		91	$30.47 to $30.73	$25.78 to $26.12	$2,357	3.46%	0.10% to 0.60%	(15.40)% to (14.98)%
2021		109	$28.92 to $29.02	$30.47 to $30.73	$3,341	0.62%	0.10% to 0.56%	4.34% to 5.88%
2020	(z)	29	$24.93 to $27.33	$28.92 to $29.02	$843	0.00%	0.10% to 0.51%	6.07% to 15.62%

Vanguard VIF Equity Index Portfolio Sub-Account
2024		2,737	$65.94 to $68.99	$81.83 to $86.04	$233,020	1.25%	0.10% to 0.60%	24.09% to 24.72%
2023		2,645	$52.60 to $54.76	$65.94 to $68.99	$179,989	1.38%	0.10% to 0.60%	25.36% to 25.99%
2022		2,601	$64.71 to $67.04	$52.60 to $54.76	$140,644	1.35%	0.10% to 0.60%	(18.72)% to (18.31)%
2021		2,714	$50.64 to $52.20	$64.71 to $67.04	$179,891	1.22%	0.10% to 0.60%	27.78% to 28.42%
2020		2,602	$43.10 to $44.21	$50.64 to $52.20	$134,497	1.65%	0.10% to 0.60%	17.49% to 18.08%

Vanguard VIF Global Bond Index Portfolio Sub-Account
2024		169	$22.86 to $23.19	$23.20 to $23.64	$3,971	2.78%	0.10% to 0.50%	1.52% to 1.93%
2023		130	$21.57 to $21.80	$22.86 to $23.19	$3,008	1.77%	0.10% to 0.50%	3.77% to 6.41%
2022		86	$24.95 to $25.12	$21.57 to $21.80	$1,863	2.63%	0.10% to 0.50%	(13.56)% to (13.21)%
2021		75	$25.54 to $25.61	$24.95 to $25.12	$1,884	1.34%	0.10% to 0.50%	(2.33)% to (1.94)%
2020	(aa)	48	$24.87 to $25.43	$25.54 to $25.61	$1,238	0.00%	0.11% to 0.50%	0.50% to 2.73%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2024		1,548	$35.30 to $36.93	$37.35 to $39.27	$59,398	5.58%	0.10% to 0.60%	5.81% to 6.34%
2023		1,570	$31.80 to $33.10	$35.30 to $36.93	$56,735	4.87%	0.10% to 0.60%	11.00% to 11.55%
2022		1,565	$35.29 to $36.56	$31.80 to $33.10	$50,758	5.06%	0.10% to 0.60%	(9.90)% to (9.45)%
2021		1,610	$34.25 to $35.30	$35.29 to $36.56	$57,834	4.03%	0.10% to 0.60%	3.06% to 3.57%
2020		1,447	$32.60 to $33.44	$34.25 to $35.30	$50,273	5.59%	0.10% to 0.60%	5.04% to 5.57%

Vanguard VIF International Portfolio Sub-Account
2024		116	$33.45 to $34.07	$36.24 to $37.10	$4,280	1.21%	0.10% to 0.60%	8.36% to 8.90%
2023		122	$29.35 to $29.74	$33.45 to $34.07	$4,135	1.66%	0.10% to 0.60%	13.97% to 14.54%
2022		154	$42.25 to $42.61	$29.35 to $29.74	$4,555	1.24%	0.10% to 0.60%	(30.54)% to (30.19)%
2021		111	$43.17 to $43.32	$42.25 to $42.61	$4,703	0.27%	0.10% to 0.60%	(2.13)% to (1.64)%
2020	(ab)	48	$27.47 to $36.04	$43.17 to $43.32	$2,059	0%	0.10% to 0.61%	19.95% to 56.75%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2024		1,617	$52.39 to $54.81	$59.92 to $63.01	$99,656	1.40%	0.10% to 0.60%	14.38% to 14.96%
2023		1,762	$45.50 to $47.37	$52.39 to $54.81	$94,585	1.41%	0.10% to 0.60%	15.14% to 15.71%
2022		1,785	$56.38 to $58.41	$45.50 to $47.37	$82,945	1.12%	0.10% to 0.60%	(19.31)% to (18.90)%
2021		1,787	$45.61 to $47.01	$56.38 to $58.41	$102,675	1.07%	0.10% to 0.60%	23.61% to 24.23%
2020		1,782	$38.86 to $39.86	$45.61 to $47.01	$82,556	1.46%	0.10% to 0.60%	17.37% to 17.95%

Vanguard VIF Moderate Allocation Portfolio Sub-Account
2024		157	$32.25 to $32.73	$35.37 to $36.04	$5,613	2.35%	0.20% to 0.60%	9.66% to 10.10%
2023		155	$28.08 to $28.46	$32.25 to $32.73	$5,044	2.11%	0.20% to 0.60%	10.80% to 15.26%
2022		154	$33.60 to $33.88	$28.08 to $28.46	$4,356	2.58%	0.10% to 0.60%	(16.43)% to (16.01)%
2021		104	$30.71 to $30.81	$33.60 to $33.88	$3,510	1.21%	0.10% to 0.60%	9.42% to 9.96%
2020	(ac)	48	$25.04 to $30.25	$30.71 to $30.81	$1,469	0.00%	0.10% to 0.62%	1.58% to 22.65%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2024		743	$37.40 to $39.13	$38.94 to $40.95	$29,760	3.48%	0.10% to 0.60%	4.11% to 4.64%
2023		945	$33.69 to $35.07	$37.40 to $39.13	$36,263	2.43%	0.10% to 0.60%	11.03% to 11.59%
2022		940	$45.98 to $47.63	$33.69 to $35.07	$32,400	1.90%	0.10% to 0.60%	(26.74)% to (26.37)%
2021		965	$32.99 to $34.00	$45.98 to $47.63	$45,268	1.79%	0.10% to 0.60%	39.37% to 40.07%
2020		847	$34.88 to $35.77	$32.99 to $34.00	$28,404	2.49%	0.10% to 0.60%	(5.42)% to (4.95)%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-73

Notes to financial statements TIAA-CREF Life Separate Account VA-1

						For the period ended December 31, 2024

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Small Company Growth Portfolio Sub-Account
2024		414	$50.96 to $53.32	$56.42 to $59.32	$24,078	0.56%	0.10% to 0.60%	10.71% to 11.27%
2023		418	$42.85 to $44.61	$50.96 to $53.32	$21,900	0.39%	0.10% to 0.60%	18.93% to 19.53%
2022		395	$57.74 to $59.82	$42.85 to $44.61	$17,314	0.25%	0.10% to 0.60%	(25.80)% to (25.43)%
2021		383	$50.86 to $52.42	$57.74 to $59.82	$22,560	0.36%	0.10% to 0.60%	13.53% to 14.10%
2020		475	$41.54 to $42.60	$50.86 to $52.42	$24,568	0.65%	0.10% to 0.60%	22.45% to 23.06%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2024		10,664	$26.45 to $27.67	$26.61 to $27.99	$291,791	2.75%	0.10% to 0.60%	0.63% to 1.14%
2023		10,218	$25.20 to $26.23	$26.45 to $27.67	$276,930	2.44%	0.10% to 0.60%	4.95% to 5.47%
2022		9,912	$29.21 to $30.26	$25.20 to $26.23	$255,016	2.04%	0.10% to 0.60%	(13.73)% to (13.30)%
2021		9,973	$29.90 to $30.82	$29.21 to $30.26	$296,786	1.94%	0.10% to 0.60%	(2.30)% to (1.82)%
2020		7,980	$27.96 to $28.67	$29.90 to $30.82	$242,375	2.36%	0.10% to 0.60%	6.94% to 7.47%

Vanguard VIF Total International Stock Market Index Portfolio Sub-Account
2024		511	$35.81 to $36.47	$37.39 to $38.27	$19,398	3.13%	0.10% to 0.60%	4.42% to 4.95%
2023		606	$31.18 to $31.59	$35.81 to $36.47	$21,960	2.86%	0.10% to 0.63%	14.85% to 15.43%
2022		625	$37.41 to $37.66	$31.18 to $31.59	$19,660	3.44%	0.10% to 0.70%	(16.43)% to 12.65%
2021		601	$34.64 to $34.73	$37.41 to $37.66	$22,548	0.66%	0.10% to 0.50%	7.99% to 8.42%
2020	(ad)	95	$24.95 to $29.59	$34.64 to $34.73	$3,295	0.00%	0.10% to 0.50%	16.98% to 34.81%

Vanguard VIF Total Stock Market Index Portfolio Sub-Account
2024		597	$43.22 to $44.02	$53.15 to $54.41	$32,229	1.26%	0.10% to 0.60%	22.97% to 23.59%
2023		665	$34.52 to $34.99	$43.22 to $44.02	$29,075	1.09%	0.10% to 0.60%	25.20% to 25.82%
2022		614	$43.19 to $43.56	$34.52 to $34.99	$21,372	1.26%	0.10% to 0.60%	(20.07)% to (19.67)%
2021		526	$34.59 to $34.70	$43.19 to $43.56	$22,822	0.67%	0.10% to 0.60%	11.74% to 25.51%
2020	(ae)	125	$25.21 to $28.95	$34.59 to $34.70	$4,317	0.00%	0.10% to 0.60%	20.76% to 38.95%

VY CBRE Global Real Estate Portfolio—Class I Sub-Account
2024		171	$49.21 to $52.69	$49.10 to $52.83	$8,922	3.20%	0.10% to 0.60%	(0.23)% to 0.28%
2023		158	$43.97 to $46.84	$49.21 to $52.69	$8,146	2.02%	0.10% to 0.60%	11.92% to 12.97%
2022		154	$58.93 to $62.47	$43.97 to $46.84	$7,065	3.27%	0.10% to 0.60%	(25.40)% to (25.02)%
2021		165	$44.09 to $46.51	$58.93 to $62.47	$10,047	2.89%	0.10% to 0.60%	33.66% to 34.33%
2020		177	$46.61 to $48.92	$44.09 to $46.51	$8,024	5.90%	0.10% to 0.60%	(5.40)% to (4.92)%

Wanger Acorn Sub-Account
2024		54	$108.19 to $117.24	$122.79 to $133.73	$7,057	0.00%	0.10% to 0.60%	13.49% to 14.06%
2023		53	$89.41 to $96.40	$108.19 to $117.24	$6,014	0.00%	0.10% to 0.60%	21.01% to 21.61%
2022		36	$135.18 to $145.03	$89.41 to $96.40	$3,369	0.00%	0.10% to 0.60%	(33.86)% to (33.53)%
2021		26	$124.88 to $133.31	$135.18 to $145.03	$3,723	0.83%	0.10% to 0.60%	8.25% to 8.79%
2020		27	$101.13 to $107.42	$124.88 to $133.31	$3,510	0.00%	0.10% to 0.60%	23.49% to 24.10%

Wanger International Sub-Account
2024		152	$72.91 to $79.01	$66.49 to $72.42	$10,921	1.38%	0.10% to 0.60%	(8.80)% to (8.34)%
2023		158	$62.71 to $67.62	$72.91 to $79.01	$12,273	0.32%	0.10% to 0.60%	16.26% to 17.43%
2022		166	$95.37 to $102.32	$62.71 to $67.62	$10,951	0.91%	0.10% to 0.60%	(34.24)% to (33.91)%
2021		158	$80.75 to $86.21	$95.37 to $102.32	$15,733	0.55%	0.10% to 0.60%	18.10% to 18.69%
2020		178	$71.04 to $75.45	$80.75 to $86.21	$14,878	2.03%	0.10% to 0.60%	13.68% to 14.25%

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2024		593	$18.72 to $20.28	$19.92 to $21.69	$12,706	6.38%	0.10% to 0.60%	6.42% to 6.95%
2023		647	$17.08 to $18.41	$18.72 to $20.28	$12,731	5.51%	0.10% to 0.60%	9.60% to 10.15%
2022		721	$19.91 to $21.36	$17.08 to $18.41	$12,838	6.63%	0.10% to 0.60%	(14.24)% to (13.81)%
2021		755	$19.77 to $21.11	$19.91 to $21.36	$15,644	4.49%	0.10% to 0.60%	0.72% to 1.22%
2020		724	$18.53 to $19.69	$19.77 to $21.11	$14,828	4.06%	0.10% to 0.60%	6.67% to 7.21%

(a)	Does not include expenses of underlying fund.
(b)

Not annualized for periods less than one year. Certain bands for some Sub-Accounts were activated in 2024. The commencement date of the activated bands varies across Sub-Accounts. The total return presented for the activated bands represents the return from commencement to December 31, 2024.

B-74	Statement of Additional Information ∎ Intelligent Variable Annuity

concluded

(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(g)

These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administration and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These total returns do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, with varying expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

(y)	Sub-account commenced operations on June 3, 2020.
(z)	Sub-account commenced operations on May 13, 2020.
(aa)	Sub-account commenced operations on May 12, 2020.
(ab)	Sub-account commenced operations on May 27, 2020.
(ac)	Sub-account commenced operations on May 14, 2020.
(ad)	Sub-account commenced operations on May 15, 2020.
(ae)	Sub-account commenced operations on May 12, 2020.
(af)	Sub-account commenced operations on April 30, 2021.
(ag)	Sub-account commenced operations on December 8, 2023.
(ah)	Sub-account commenced operations on April 26, 2024.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-75

B-76	Statement of Additional Information ∎ Intelligent Variable Annuity

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

Opinions

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in confirm.

Adverse opinion on u.s. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for adverse opinion on u.s. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of matters

As discussed in Note 9 to the financial statements, the Company has entered into significant transactions with Teachers Insurance and Annuity Association of America (“TIAA”), its parent, and other subsidiaries of TIAA, which are related parties. Our opinion is not modified with respect to this matter.

As discussed in Note 1 to the financial statements, the Company no longer manufactures life insurance products for new customers and continues to service all existing life insurance contracts. Our opinion is not modified with respect to this matter.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 11, 2025

Intelligent Variable Annuity ∎ Statement of Additional Information	B-77

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands, except share amounts)	2024	2023

ADMITTED ASSETS

Bonds	$13,682,877	$13,137,142

Preferred stocks	13,547	9,755

Cash, cash equivalents and short-term investments	128,781	263,877

Contract loans	70,223	62,247

Other invested assets	4,587	10,704

Total cash and invested assets	13,900,015	13,483,725

Investment income due and accrued	109,830	103,762

Federal income tax recoverable from TIAA	724	8,486

Net deferred federal income tax asset	12,582	14,540

Reinsurance amounts receivable	2,913	7,524

Other assets	23,184	26,641

Separate account assets	4,788,915	4,465,616

Total admitted assets	$18,838,163	$18,110,294

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$13,048,238	$12,671,770

Asset valuation reserve	103,722	89,743

Interest maintenance reserve	18,288	16,138

Other amounts payable on reinsurance	6,776	10,494

Other liabilities	61,149	36,792

Separate account liabilities	4,775,413	4,453,431

Total liabilities	18,013,585	17,278,368

Capital and surplus

Capital stock (2,500 shares of $1,000 par value common stock authorized, issued and outstanding)	2,500	2,500

Additional paid-in capital	777,500	777,500

Surplus (deficit)	44,578	51,926

Total capital and surplus	824,578	831,926

Total liabilities, capital and surplus	$18,838,163	$18,110,294

B-78	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2024	2023	2022

REVENUES

Insurance and annuity premiums and other considerations	$206,200	$217,076	$258,298

Net investment income	456,361	435,795	404,485

Commissions and expense allowances on reinsurance ceded	5,670	6,249	7,410

Reserve adjustments on reinsurance ceded	(5,221)	(27,409)	(11,453)

Separate account fees and other revenues	21,978	19,578	21,059

Total revenues	$684,988	$651,289	$679,799

EXPENSES

Policy and contract benefits	$613,329	$561,980	$394,462

Increase (decrease) in policy and contract reserves	(121,554)	(165,330)	3,237

Insurance expenses and taxes (excluding federal income taxes)	72,382	78,483	74,088

Commissions on premiums	2,621	3,153	4,209

Interest on deposit-type contracts	267,878	231,510	98,778

Net transfers to (from) separate accounts	(223,919)	(132,915)	(77,274)

Total expenses	$610,737	$576,881	$497,500

Income before federal income tax and net realized capital gains (losses)	74,251	74,408	182,299

Federal income tax expense	12,989	14,064	34,780

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	540	476	(842)

Net income	$61,802	$60,820	$146,677

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-79

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2021	$2,500	$777,500	$61,657	$841,657

Net income (loss)	—	—	146,677	146,677

Change in net unrealized capital gains (losses) on investments, net of $179 in taxes			(825)	(825)

Change in asset valuation reserve	—	—	(12,844)	(12,844)

Change in surplus in separate accounts	—	—	(1,011)	(1,011)

Change in liability for reinsurance in unauthorized companies	—	—	5,260	5,260

Change in net deferred income tax	—	—	(1,282)	(1,282)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	348	348

Deferred premium asset limitation	—	—	4,032	4,032

Other assets	—	—	(696)	(696)

Dividends to stockholders	—	—	(83,900)	(83,900)

Balance, December 31, 2022	$2,500	$777,500	$117,416	$897,416

Net income (loss)	—	—	60,820	60,820

Change in net unrealized capital gains (losses) on investments, net of $80 in taxes	—	—	299	299

Change in asset valuation reserve	—	—	(11,942)	(11,942)

Change in surplus in separate accounts	—	—	345	345

Change in liability for reinsurance in unauthorized companies	—	—	1,362	1,362

Change in net deferred income tax	—	—	(393)	(393)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(1,287)	(1,287)

Deferred premium asset limitation	—	—	3,607	3,607

Other assets	—	—	(201)	(201)

Dividends to stockholders	—	—	(118,100)	(118,100)

Balance, December 31, 2023	$2,500	$777,500	$51,926	$831,926

Net income (loss)	—	—	61,801	61,801

Change in net unrealized capital gains (losses) on investments, net of $796 in taxes	—	—	2,995	2,995

Change in asset valuation reserve	—	—	(13,979)	(13,979)

Change in surplus in separate accounts	—	—	(18)	(18)

Change in liability for reinsurance in unauthorized companies	—	—	55	55

Change in net deferred income tax	—	—	(768)	(768)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(394)	(394)

Deferred premium asset limitation	—	—	2,341	2,341

Other assets	—	—	919	919

Dividends to stockholders	—	—	(60,300)	(60,300)

Balance, December 31, 2024	$2,500	$777,500	$44,578	$824,578

B-80	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2024	2023	2022

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$212,879	$216,975	$263,068

Net investment income	440,725	424,010	384,536

Separate account fees and other revenues	26,314	25,808	27,061

Total Receipts	679,918	666,793	674,665

Policy and contract benefits	613,809	582,665	403,507

Commissions and expenses paid	75,447	81,484	77,751

Federal income taxes paid	5,114	19,761	40,213

Net transfers from separate accounts	(220,005)	(133,946)	(82,172)

Total Disbursements	474,365	549,964	439,299

Net cash from operations	205,553	116,829	235,366

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	842,917	973,560	2,010,817

Net gains on cash, cash equivalents and short-term investments	11	20	27

Miscellaneous proceeds	28,772	—	5,968

Cost of investments acquired:

Bonds	1,376,493	784,515	2,907,565

Net increase in contract loans	7,976	14,036	3,372

Miscellaneous applications	—	6,133	—

Net cash used in investments	(512,769)	168,896	(894,125)

CASH FROM FINANCING AND OTHER

Net deposits/(withdrawals) on deposit-type contracts funds	226,843	(7,113)	677,713

Dividends to stockholders	(60,300)	(118,100)	(83,900)

Other cash provided (applied)	5,577	5,717	(3,306)

Net cash from financing and other	172,120	(119,496)	590,507

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	(135,096)	166,229	(68,252)

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	263,877	97,648	165,900

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$128,781	$263,877	$97,648

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-81

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a stock life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a stock life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans, and single premium immediate annuities.

The Company no longer manufactures life insurance products for new customers, but continues to offer an existing universal life policy as a permanent life insurance conversion option for owners of TIAA Life term life insurance policies with conversion privileges. The Company continues to service all existing contracts on life insurance products.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	NAIC SAP#	Financial Statement Line	2024	2023	2022

Net income (loss), New York SAP			$61,802	$60,820	$146,677

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional Reserves for term conversions	51R	Increase/(decrease) in policy and contract reserves	(560)	(631)	19

Additional Reserves for Variable Annuities	51R	Increase/(decrease) in policy and contract reserves	(5)	(31)	10

Net income (loss), NAIC SAP			$61,237	$60,158	$146,706

Capital and surplus, New York SAP			$824,578	$831,926	$897,416

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	432	509	589

Additional Reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	4,927	5,487	6,118

Additional Reserves for Variable Annuities	51R	Reserves for life and health insurance, annuities and deposit-type contracts	1	6	37

Capital and surplus, NAIC SAP			$829,938	$837,928	$904,160

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11 NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The additional reserve for variable annuities results from the Department prescribing a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving. Therefore, the Company’s reported reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

B-82	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The Company’s risk based capital as of December 31, 2024 and 2023 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be available-for-sale (“AFS”) are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, non-interest related other-than-temporary impairment losses shall be recorded through the asset valuation reserve (“AVR”), while interest related other-than-temporary impairment losses may be recorded through the Interest Maintenance Reserve (“IMR”) in certain circumstances;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the AVR, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The IMR is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

Intelligent Variable Annuity ∎ Statement of Additional Information	B-83

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Surplus and the related Statements of Operations, Changes in Capital and Surplus, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

B-84	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair values of preferred stocks are determined using prices provided by independent pricing services or internally developed pricing models and the fair value is capped by any currently effective call price. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Invested Assets: Other invested assets include the Company’s investments in surplus notes, which are stated at amortized cost and receivables for securities. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the General Account. The Company’s separate accounts are legally insulated from the General Account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2024	2023	Change

Net deferred tax assets	$35,738	$35,344	$394

Deferred premium assets	23,944	26,285	(2,341)

Sundry receivables	2	921	(919)

Total	$59,684	$62,550	$(2,866)

Intelligent Variable Annuity ∎ Statement of Additional Information	B-85

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial guidelines and statutory regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

B-86	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2024	2023	2022

Exchange/restructure/transfer of bond investments	$38,061	$120,845	$152,152

Capitalized interest on bonds	$2,396	$2,625	$2,796

Interest credited on deposit-type contracts	$266,774	$230,650	$97,992

Application of new accounting pronouncements:

Recently issued accounting pronouncements:

In March 2024, the NAIC adopted revisions to SSAP 21R, Other Admitted Assets, to prescribe the accounting guidance (measurement method) for all residual interests regardless of legal form. Upon adoption, residual interests will be reported initially at cost. Subsequent to initial acquisition, residuals will be reported either 1) at the lower of amortized cost or fair value under the Allowable Earned Yield method, or 2) using the calculated practical expedient method. The Allowable Earned Yield method is based on a discounted cash flow methodology and allows for cash receipts to be recorded as investment income up to the calculated allowable yield, with the excess cash flow applied to the amortized cost balance. The practical expedient is a cost recovery method, resulting in no interest income recognition until the residual interest has a carrying value of zero. This guidance is effective January 1, 2025. The Company is still evaluating the impact of adoption; however, it is not currently expected to have a material impact on the financial statements.

In September 2024, the NAIC adopted revisions to SSAP 26, Bonds. The revisions permit debt securities issued by non-registered funds to qualify as issuer credit obligations (“ICO”) if the funds are functioning as operating entities and are not issuing securities for the primary purpose of raising debt capital. Companies are required to assess the purpose of a fund borrower/issuer in applying this guidance and distinguish whether a fund represents an operating entity or a securitization vehicle. The revisions are effective on January 1, 2025. The Company is still evaluating the impact of adoption; however, it is not currently expected to have a material impact on the financial statements.

Recently adopted accounting pronouncements:

In February 2024, the NAIC adopted revisions to SSAP 21R, Other Admitted Assets, to expand Schedule BA disclosures made with respect to collateral loans. Upon adoption, collateral loans shall be reported on Schedule BA based on the type of qualifying investment that secures the loan. Additionally, the total amount of collateral loans and the collateral loans admitted and non-admitted will be disclosed by qualifying investment type in a note. The revised disclosures were effective for year-end 2024 and did not have an impact on the Company’s financial statements.

In March 2024, the NAIC adopted revisions to the Annual Statement Instructions. These revisions clarify that realized and unrealized changes in perpetual preferred stock and mandatory convertible preferred stock shall be subject to the AVR (instead of IMR). These revisions were effective for year-end 2024 and did not have an impact on the Company’s financial statements.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2024
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$94,130	$84	$(10,354)	$83,860

All other governments	132,111	123	(2,530)	129,704

States, territories & possessions	69,128	54	(2,880)	66,302

Political subdivisions of states, territories, & possessions	109,767	13	(11,484)	98,296

Special revenue & special assessment, non-guaranteed agencies & government	1,101,724	430	(147,711)	954,443

Industrial & miscellaneous	12,176,017	24,138	(1,197,547)	11,002,608

Total	$13,682,877	$24,842	$(1,372,506)	$12,335,213

Intelligent Variable Annuity ∎ Statement of Additional Information	B-87

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

	2023
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$109,902	$76	$(11,569)	$98,409

All other governments	89,759	283	(2,211)	87,831

States, territories & possessions	74,833	383	(1,479)	73,737

Political subdivisions of states, territories, & possessions	109,479	201	(10,238)	99,442

Special revenue & special assessment, non-guaranteed agencies & government	1,122,560	1,520	(134,553)	989,527

Industrial & miscellaneous	11,630,609	43,910	(1,149,680)	10,524,839

Total	$13,137,142	$46,373	$(1,309,730)	$11,873,785

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2024

All other bonds	$1,468,490	$(36,528)	$1,431,962	$9,557,182	$(1,177,195)	$8,379,987

Loaned-backed and structured bonds	200,963	(2,501)	198,462	1,279,394	(156,283)	1,123,111

Total	$1,669,453	$(39,029)	$1,630,424	$10,836,576	$(1,333,478)	$9,503,098

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2023

All other bonds	$216,957	$(6,820)	$210,137	$10,133,840	$(1,122,655)	$9,011,185

Loaned-backed and structured bonds	21,676	(471)	21,205	1,412,665	(179,784)	1,232,881

Total	$238,633	$(7,291)	$231,342	$11,546,505	$(1,302,439)	$10,244,066

Estimated fair values for bonds are subject to market fluctuations, including changes in interest rates. Generally, if interest rates increase, the value of bonds will decrease, and conversely a decline in general interest rates will tend to increase the value of bonds. As of December 31, 2024, 99.9% of unrealized losses were from investment grade bonds. Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final

B-88	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2024		December 31, 2023
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$558,547	$553,838	$249,044	$246,233

Due after one year through five years	4,052,054	3,928,659	3,221,609	3,071,351

Due after five years through ten years	3,896,887	3,452,114	4,479,762	4,025,555

Due after ten years	3,438,869	2,819,983	3,607,444	3,129,452

Subtotal	11,946,357	10,754,594	11,557,859	10,472,591

Residential mortgage-backed securities	445,656	393,287	491,665	439,790

Commercial mortgage-backed securities	910,791	823,128	746,466	641,442

Asset-backed securities	380,073	364,204	341,152	319,963

Subtotal	1,736,520	1,580,619	1,579,283	1,401,195

Total	$13,682,877	$12,335,213	$13,137,142	$11,873,786

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2024		2023

NAIC 1 and 2	$13,549,506	99.0%	$13,069,532	99.5%

NAIC 3 through 6	133,371	1.0	67,610	0.5

Total	$13,682,877	100.0%	$13,137,142	100.0%

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31, as follows:

	2024	2023

Finance and financial services	24.6%	24.4%

Manufacturing	15.0	15.3

Public Utilities	11.0	11.2

Services	8.3	8.3

Revenue and special obligations	7.3	7.7

Commercial mortgage-backed securities	6.7	5.7

Real estate investment trusts	4.9	5.3

Oil and gas	5.2	4.8

Residential mortgage-backed securities	3.3	3.7

Communications	3.5	3.2

Retail & Wholesale Trade	3.1	3.2

Transportation	2.6	2.7

Asset-backed securities	2.8	2.6

Other governments	0.6	0.7

Mining	0.6	0.6

U.S. governments	0.2	0.3

Other	0.3	0.3

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-89

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2024	2023	2022

Bonds	$459,259	$439,192	$406,788

Stocks	357	357	357

Other invested assets	333	335	336

Cash, cash equivalents and short-term investments	4,937	2,578	606

Contract loans	2,976	2,567	2,115

Total gross investment income	467,862	445,029	410,202

Investment expenses	(11,180)	(12,172)	(11,984)

Net investment income before amortization/(accretion) of IMR	456,682	432,857	398,218

Amortization/(accretion) of IMR	(321)	2,938	6,267

Net investment income	$456,361	$435,795	$404,485

The gross, nonadmitted and admitted amounts for interest income due and accrued for the years ended December 31, 2024, 2023 and 2022 are as follows (in thousands):

Interest Income Due and Accrued	2024	2023

Gross	$109,830	$103,762

Nonadmitted	—	—

Total Admitted	$109,830	$103,762

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2024	2023	2022

Bonds	$2,244	$(35,025)	$17,455

Cash, cash equivalent and short-term investments	11	20	27

Total before capital gain (loss) tax and transfers to IMR, net of taxes	2,255	(35,005)	17,482

Transfers to IMR, net of taxes	(1,829)	27,660	(13,848)

Capital gain/loss tax benefit (expense)	114	7,821	(4,476)

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$540	$476	$(842)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2024	2023	2022

Other-than-temporary impairments:

Bonds	$1,431	$2,954	$2,713

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2024	2023	2022

Proceeds from sales	$422,888	$353,109	$1,479,024

Gross gains on sales	$6,623	$645	$27,902

Gross losses on sales	$3,141	$26,235	$4,130

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

B-90	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Note 5—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2024 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$12,335,213	$13,682,877	$—	$12,331,540	$3,673

Preferred stock	10,436	13,547	5,147	5,289	—

Other invested assets	4,647	4,569	—	4,647	—

Separate account assets	4,788,915	4,788,915	4,763,074	25,841	—

Contract loans	70,223	70,223	—	—	70,223

Cash, cash equivalent & short term investments	128,811	128,781	11,062	117,749	—

Total	$17,338,245	$18,688,912	$4,779,283	$12,485,066	$73,896

Intelligent Variable Annuity ∎ Statement of Additional Information	B-91

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$9,518,197	$9,518,197	$—	$—	$9,518,197

Separate account liabilities	4,775,413	4,775,413	—	—	4,775,413

Total	$14,293,610	$14,293,610	$—	$—	$14,293,610

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2023 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$11,873,785	$13,137,142	$—	$11,869,309	$4,476

Preferred stock	7,746	9,755	1,355	6,391	—

Other invested assets	4,741	4,596	—	4,741	—

Separate account assets	4,465,616	4,465,616	4,443,608	22,008	—

Contract loans	62,247	62,247	—	—	62,247

Cash, cash equivalent & short term investments	263,878	263,877	—	263,878	—

Total	$16,678,013	$17,943,233	$4,444,963	$12,166,327	$66,723

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$9,024,907	$9,024,907	$—	$—	$9,024,907

Separate account liabilities	4,453,431	4,453,431	—	—	4,453,431

Total	$13,478,338	$13,478,338	$—	$—	$13,478,338

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2024 and 2023. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

B-92	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Other invested assets in Level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash included in Level 2 consist of outstanding disbursements in excess of cash on hand and are valued based on the carrying value of the outstanding disbursement, which approximates fair value. Cash equivalents and short term investments in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

	2024
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred stock	$5,147	$—	$—	$5,147

Separate account assets	4,763,074	25,841	—	4,788,915

Total assets at fair value	$4,768,221	$25,841	$—	$4,794,062

Total liabilities at fair value	$—	$—	$—	$—

	2023
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred Stock	$1,355	$—	$—	$1,355

Separate account assets	4,443,608	22,008	—	4,465,616

Total assets at fair value	$4,444,963	$22,008	$—	$4,466,971

Total liabilities at fair value	$—	$—	$—	$—

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2024 and 2023, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-93

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

Note 6—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31 (in thousands):

	2024
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$3,362	$—	$—	$—	$3,362	$3,300	$61	$—	$3,362	0.018%	0.018%

	2023
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$3,300	$—	$—	$—	$3,300	$7,897	$(4,597)	$—	$3,300	0.018%	0.018%

Note 7—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2024		2023
	Gross	Net of Loading	Gross	Net of Loading

Ordinary renewal	$17,415	$42,987	$21,083	$49,620

Total	$17,415	$42,987	$21,083	$49,620

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 8—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2024, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, and group life.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

B-94	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Life VLI -1	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the General Account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

The Company’s “Separate account” assets includes both assets legally insulated and not legally insulated from the General Account at December 31, as follows (in thousands):

	2024		2023
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Life VLI -1	$545,782	$—	$480,535	$—

TIAA Life VLI-2	315,313	—	274,544	—

TIAA Life VA-1	3,900,272	—	3,682,926	—

TIAA Life MVA-1	—	27,548	—	27,611

Total	$4,761,367	$27,548	$4,438,005	$27,611

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the General Account.

The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2024
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$1,345	$—	$145,714	$147,059

Reserves

For accounts with assets at:

Fair value	$8,481	$5,252	$4,761,132	$4,774,865

Amortized cost	—	—	—	—

Total reserves	$8,481	$5,252	$4,761,132	$4,774,865

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$8,481	$5,252	$—	$13,733

At fair value	—	—	4,761,132	4,761,132

Not subject to discretionary withdrawal	—	—	—	—

Total reserves	$8,481	$5,252	$4,761,132	$4,774,865

Intelligent Variable Annuity ∎ Statement of Additional Information	B-95

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

	2023
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums,considerations,ordeposits	$810	$—	$151,027	$151,837

Reserves

For accounts with assets at:

Fair value	$12,603	$2,824	$4,438,051	$4,453,478

Amortized cost	—	—	—	—

Total reserves	$12,603	$2,824	$4,438,051	$4,453,478

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$12,103	$2,824	$—	$14,926

At fair value	—	—	4,438,051	4,438,051

Not subject to discretionary withdrawal	500	—	—	500

Total reserves	$12,603	$2,824	$4,438,051	$4,453,477

	2022
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$259	$—	$165,168	$165,427

Reserves

For accounts with assets at:

Fair value	$15,101	$—	$3,937,593	$3,952,694

Amortized cost	—	—	—	—

Total reserves	$15,101	$—	$3,937,593	$3,952,694

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$14,751	$—	$—	$14,751

At fair value	—	—	3,937,593	3,937,593

Not subject to discretionary withdrawal	350	—	—	350

Total reserves	$15,101	$—	$3,937,593	$3,952,694

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2024	2023	2022

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$148,282	$151,074	$164,515

Transfers from separate accounts	(372,046)	(284,116)	(241,408)

Net transfers to (from) separate accounts	(223,764)	(133,042)	(76,893)

Reconciling adjustments:

Fund transfer exchange gain (loss)	(155)	127	(381)

Transfers as reported in the Company’s Statements of Operations	$(223,919)	$(132,915)	$(77,274)

Note 9—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary

B-96	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s general account. The Company made payments to TIAA for the years ended December 31, as follows (in thousands):

	2024	2023	2022

Payments to TIAA

Operating expenses	$44,797	$50,057	$49,846

Investment expenses	10,425	10,674	11,400

Total	$55,222	$60,731	$61,246

TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, is authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2024	2023	2022

Payments to Services	$63	$535	$1,441

The Company has a service agreement with TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly owned subsidiary of TIAA, for management of certain funding agreements related to qualified state tuition programs. Payments associated with this Service Agreement for the years ended December 31 are as follows (in thousands):

	2024	2023	2022

Payments to TFI	$26,859	$32,658	$25,351

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand or (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. During 2024, 2023, and 2022, there were no contributions from TIAA to the Company.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of June 27, 2025. As of December 31, 2024, $75,000 thousand of this facility was maintained on a committed basis and there was no balance outstanding. The Company pays a commitment fee of 8 basis points (“bps”) on the unused portion of the committed facility. The circumstances for withdrawal are industry standard and generally relate to deterioration of credit quality or illegal actions. The Company believes it was in compliance with all applicable financial covenants at December 31, 2024.

At December 31, 2024 or 2023, respectively, the Company has the following as amounts due to Parent and affiliates, which are reported in “Other liabilities” (in thousands):

	2024	2023

Amounts due to Parent and affiliates	$7,078	$9,201

Note 10—federal income taxes

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2024 or December 31, 2023.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-97

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

The components of net DTAs and DTLs at December 31, are as follows (in thousands):

	2024			2023			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$47,540	$3,855	$51,395	$48,491	$4,374	$52,865	$(951)	$(519)	$(1,470)

b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	47,540	3,855	51,395	48,491	4,374	52,865	(951)	(519)	(1,470)

d) Deferred tax assets non-admitted	32,980	2,758	35,738	31,271	4,073	35,344	1,709	(1,315)	394
e) Subtotal net admitted deferred tax asset (c–d)	14,560	1,097	15,657	17,220	301	17,521	(2,660)	796	(1,864)
f) Deferred tax liabilities	1,978	1,097	3,075	2,680	301	2,981	(702)	796	94

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$12,582	$—	$12,582	$14,540	$—	$14,540	$(1,958)	$—	$(1,958)

	2024			2023			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101 (in thousands)

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation.(The lesser of (b)1 and (b)2 below)	12,582	—	12,582	14,540	—	14,540	(1,958)	—	(1,958)
1. Adjusted gross DTA expected to be realized following the balance sheet date	12,582	—	12,582	14,540	—	14,540	(1,958)	—	(1,958)
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	121,799	XXX	XXX	122,608	XXX	XXX	(809)

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	1,978	1,097	3,075	2,680	301	2,981	(702)	796	94

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$14,560	$1,097	$15,657	$17,220	$301	$17,521	$(2,660)	$796	$(1,864)

	2024	2023

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,039%	1,082%

(b) Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in thousands)	$811,996	$817,386

	12/31/2024		12/31/2023		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$47,540	$3,855	$48,491	$4,374	$(951)	$(519)

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$14,560	$1,097	$17,220	$301	$(2,660)	$796

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

B-98	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax planning strategies.

Current income taxes incurred consist of the following major components for the year-ended December 31, (in thousands):

	2024	2023	2022

Current income tax:

Federal income tax expense	$13,325	$13,284	$34,060

Foreign taxes	—	—	—

Subtotal	$13,325	$13,284	$34,060

Federal income taxes expense/(benefit) on net capital gains/(losses)	(114)	(7,821)	4,256

Other	(336)	780	940

Federal and foreign income tax expense	$12,875	$6,243	$39,256

	12/31/2024	12/31/2023	Change

Deferred tax assets:

Ordinary:

Policyholder reserves	$11,536	$10,304	$1,232

Deferred acquisition costs	34,812	36,818	(2,006)

Other	1,192	1,369	(177)

Subtotal	$47,540	$48,491	$(951)

Non-admitted	32,980	31,271	1,709

Admitted ordinary deferred tax assets	$14,560	$17,220	$(2,660)

Capital:

Investments	$3,855	$4,374	$(519)

Net capital loss carry-forward	—	—	—

Subtotal	$3,855	$4,374	$(519)

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	2,758	4,073	(1,315)

Admitted capital deferred tax assets	1,097	301	796

Admitted deferred tax assets	$15,657	$17,521	$(1,864)

Deferred tax liabilities:

Ordinary:

Reserve transition adjustment	$680	$1,359	$(679)

Investments	1,203	1,266	(63)

Other	95	55	40

Subtotal	$1,978	$2,680	$(702)

Capital:

Investments	$1,097	$301	$796

Deferred tax liabilities	$3,075	$2,981	$94

Net admitted deferred tax assets/liabilities	$12,582	$14,540	$(1,958)

Intelligent Variable Annuity ∎ Statement of Additional Information	B-99

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2024, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$16,066	21.00%

Dividends received deduction	(2,004)	(2.62)

Amortization of interest maintenance reserve	67	0.09

Tax-exempt interest	(36)	(0.05)

Liability for unauthorized reinsurance	12	0.02

Prior year true-up	(533)	(0.70)

Nonadmitted assets and other permanent differences	71	0.09

Total statutory income taxes	$13,643	17.83%

Federal and foreign income tax expense—ordinary	$12,989	16.98%

Federal and foreign income tax expense—capital	(114)	(0.15)

Change in net deferred income tax charge (benefit)	768	1.00

Total statutory income taxes	$13,643	17.83%

At December 31, 2024, the Company had no net operating loss (“NOL”) carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2022	$—	$4,256	$4,256

2023	—	—	—

2024	—	—	—

Total	$—	$4,256	$4,256

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its Parent and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) GreenWood Resources, Inc.

3) MyVest Corporation

4) NIS/R&T, Inc.*

5) Nuveen Holdings, Inc.*

6) Nuveen Holdings 1, Inc.*

7) Nuveen Investments, Inc.*

8) Nuveen Investments Holdings, Inc.*

9) Nuveen Securities, LLC*

10) T-C SP, Inc.

11) Teachers Insurance and Annuity Association of America

12) Terra Land Company

13) TIAA Board of Governors

14) TIAA-CREF Tuition Financing, Inc.

15) TIAA Trust, N.A.

16) Westchester Group Farm Management, Inc.

17) Westchester Group Investment Management Holding Company, Inc.

18) Westchester Group Investment Management, Inc.

19) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and

B-100	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The Company’s tax years 2018 through 2020 are currently under examination by the Internal Revenue Service (“IRS’), and tax years 2021 through 2023 are open for examination.

Corporate Alternative Minimum Taxes

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022. The Act included a new corporate alternative minimum tax (“CAMT”) which is a 15 percent tax on an applicable corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective starting with tax year 2023 for applicable corporations.

Pursuant to guidance released by the Statutory Accounting Principles Working Group (“SAPWG”) within INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and will not be liable for CAMT in 2024.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 as applicable.

The Company maintains excess reserves based on VM-21 and Regulation 213 at the level of $1,163 thousand and $1,577 thousand as of December 31, 2024 and 2023, respectively. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

The Company performed asset adequacy analysis to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS and the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2024 and 2023.

For the years ended December 31, 2024 and 2023, the Company did not have any Group Annuity reserves.

Withdrawal characteristics of individual annuity reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$13,732	$—	$13,732	0.3%

At fair value	—	—	3,831,998	3,831,998	80.7%

Total with market value adjustment or at fair value	$—	$13,732	$3,831,998	$3,845,730	81.0%

At book value without adjustment (minimal or no charge or adjustment)	759,527	—	—	759,527	16.0%

Not subject to discretionary withdrawal	142,883	—	—	142,883	3.0%

Total (direct + assumed)	$902,410	$13,732	$3,831,998	$4,748,140	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$902,410	$13,732	$3,831,998	$4,748,140

Intelligent Variable Annuity ∎ Statement of Additional Information	B-101

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$14,926	$—	$14,926	0.4%

At fair value	—	—	3,622,778	3,622,778	78.0%

Total with market value adjustment or at fair value	$—	$14,926	$3,622,778	$3,637,704	78.4%

At book value without adjustment (minimal or no charge or adjustment)	864,978	—	—	864,978	18.6%

Not subject to discretionary withdrawal	139,502	—	—	139,502	3.0%

Total (direct + assumed)	$1,004,480	$14,926	$3,622,778	$4,642,184	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,004,480	$14,926	$3,622,778	$4,642,184

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS

(no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$69,484	$69,484	0.7%

At book value without adjustment (minimal or no charge or adjustment)	9,346,879	—	—	9,346,879	97.5%

Not subject to discretionary withdrawal	171,318	—	—	171,318	1.8%

Total (direct + assumed)	$9,518,197	$—	$69,484	$9,587,681	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$9,518,197	$—	$69,484	$9,587,681

			2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$62,402	$62,402	0.7%

At book value without adjustment (minimal or no charge or adjustment)	8,863,586	—	—	8,863,586	97.5%

Not subject to discretionary withdrawal	161,321	—	—	161,321	1.8%

Total (direct + assumed)	$9,024,907	$—	$62,402	$9,087,309	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$9,024,907	$—	$62,402	$9,087,309

B-102	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in thousands):

		2024
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,007,818	$2,007,847	$2,042,513

Variable Universal Life	363,858	363,249	375,115

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	566,866

Disability—Active Lives	—	—	12,542

Disability—Disabled Lives	—	—	2,801

Miscellaneous Reserves	—	—	19,726

Total (direct + assumed)	$2,371,676	$2,371,096	$3,019,563

Reinsurance Ceded	—	—	411,494

Total (net)	$2,371,676	$2,371,096	$2,608,069

		2023
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,027,931	$2,027,987	$2,057,285

Variable Universal Life	363,262	362,288	373,344

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	588,263

Disability—Active Lives	—	—	12,484

Disability—Disabled Lives	—	—	2,605

Miscellaneous Reserves	—	—	21,214

Total (direct + assumed)	$2,391,193	$2,390,275	$3,055,195

Reinsurance Ceded	—	—	428,055

Total (net)	$2,391,193	$2,390,275	$2,627,140

		2024
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$861,130	$859,649	$859,649

Reinsurance Ceded	—	—	—

Total (net)	$861,130	$859,649	$859,649

		2023
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$755,230	$752,871	$752,871

Reinsurance Ceded	—	—	—

Total (net)	$ 755,230	$ 752,871	$ 752,871

Intelligent Variable Annuity ∎ Statement of Additional Information	B-103

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table, 2001 CSO Table, or 2017 CSO Table and interest rates of 3% through 5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4%.

Substandard extra reserves on Traditional Life contracts are calculated for policies issued with substandard ratings in accordance with higher mortality factors and premiums. The reserves are calculated on the basis of the higher mortality rates that correspond with the higher charged premiums.

Liabilities for incurred but not reported life insurance claims are based on historical experience and are set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2024 or 2023. The Company has $29,605,695 thousand and $33,288,012 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2024 and 2023, respectively. Premium deficiency reserves related to the above insurance total $4,560 thousand and $5,273 thousand at December 31, 2024 and 2023, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 12—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows for the years ended December 31 (in thousands):

	2024	2023	2022

Direct premiums	$285,819	$298,430	$345,006

Ceded premiums	(79,619)	(81,354)	(86,708)

Net premiums	$206,200	$217,076	$258,298

The major lines in the accompanying financial statements that were reduced (increased) by the effect of these reinsurance agreements include the following for the years ended December 31 (in thousands):

	2024	2023	2022

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$79,619	$81,354	$86,708

Policy and contract benefits	$65,777	$92,460	$60,233

Increase/(decrease) in policy and contract reserves	$(14,033)	$40,894	$(19,195)

Reserves for life and health, annuities and deposit-type contracts	$617,849	$631,521	$586,225

Note 13—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2024	2023	2022

Change in net unrealized capital gains (losses), net of taxes	$2,995	$299	$(825)

Change in asset valuation reserve	$(13,979)	$(11,942)	$(12,844)

Change in net deferred federal income tax	$(768)	$(393)	$(1,282)

Change in non-admitted assets	$2,866	$2,119	$3,684

Change in liability for reinsurance of unauthorized companies	$55	$1,362	$5,260

Change in surplus of separate accounts	$(18)	$345	$(1,011)

Dividends to stockholders	$(60,300)	$(118,100)	$(83,900)

B-104	Statement of Additional Information ∎ Intelligent Variable Annuity

concluded

As of December 31, 2024 and 2023, the portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes, was $4,964 thousand and $1,172 thousand, respectively.

The Company received no additional paid-in capital contributions for the years ended December 31, 2024, 2023 and 2022.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the NYIL, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend under the earned surplus standard or the surplus only standard, but not both. The earned surplus standard allows a dividend to be paid out of earned surplus as long as the aggregated amount of all such dividends in any calendar year does not exceed the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its net income for the immediately preceding calendar year (excluding realized capital gains), provided the dividends do not exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. Earned surplus is the positive surplus excluding 85% of the change in net unrealized capital gains (losses) on investments, net of taxes, for the immediately preceding calendar year. The surplus only standard allows a dividend to be paid when the Company does not have earned surplus as long as the aggregate amount of all such dividends in any calendar year does not exceed the lessor of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company paid an ordinary dividend to TIAA, its shareholder, in the amount of $60,300 thousand, $118,100 thousand and $83,900 thousand for the years ended December 31, 2024, 2023, and 2022, respectively. The Company’s dividends are not on a cumulative basis.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 15—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 11, 2025, the date the financial statements were available to be issued.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-105

B-106	Statement of Additional Information ∎ Intelligent Variable Annuity

Report of Independent Auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

Opinions

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2024 and 2023, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

T: (646) 471 3000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-107

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 6, 2025

B-108	Statement of Additional Information ∎ Intelligent Variable Annuity

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions, except share amounts)	2024	2023

ADMITTED ASSETS

Bonds	$199,933	$199,566

Preferred stocks	1,040	994

Common stocks	3,189	2,731

Mortgage loans	38,205	40,992

Real estate	3,518	3,832

Cash, cash equivalents and short-term investments	3,412	534

Contract loans	363	502

Derivatives	1,929	1,358

Securities lending collateral assets	1,373	652

Other invested assets	43,471	42,640

Total cash and invested assets	296,433	293,801

Investment income due and accrued	2,018	2,014

Net deferred federal income tax asset	1,786	1,728

Other assets	1,229	1,336

Separate account assets	48,505	47,625

Total admitted assets	$349,971	$346,504

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$244,051	$240,022

Dividends due to policyholders	2,308	2,361

Interest maintenance reserve	1,521	1,993

Borrowed money	100	160

Asset valuation reserve	6,068	6,783

Derivatives	98	365

Payable for collateral for securities loaned	1,373	652

Other liabilities	5,943	5,195

Separate account liabilities	47,456	46,862

Total liabilities	308,918	304,393

Capital and Contingency Reserves

Capital stock and additional paid-in capital (2,500 shares of $1,000 par value common stock authorized, issued and outstanding and $550,000 paid-in capital)	3	3

Surplus notes	5,942	6,291

Contingency reserves:

For investment losses, annuity and insurance mortality, and other risks	35,108	35,817

Total capital and contingency reserves	41,053	42,111

Total liabilities, capital and contingency reserves	$349,971	$346,504

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-109

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2024	2023	2022

REVENUES

Insurance and annuity premiums and other considerations	$19,670	$19,240	$16,636

Annuity dividend additions	2,723	3,065	2,099

Net investment income	13,535	13,322	13,004

Other revenue	332	358	369

Total revenues	$36,260	$35,985	$32,108

BENEFITS AND EXPENSES

Policy and contract benefits	$25,617	$27,199	$21,990

Dividends to policyholders	4,661	5,100	4,141

Increase in policy and contract reserves	3,770	4,070	2,969

Net operating expenses	1,570	1,555	1,289

Net transfers to (from) separate accounts	(682)	(2,949)	(407)

Total benefits and expenses	$34,936	$34,975	$29,982

Income before federal income taxes and net realized capital gains (losses)	$1,324	$1,010	$2,126

Federal income tax expense (benefit)	(138)	(6)	(80)

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(2,678)	(1,690)	(2,614)

Net income (loss)	$(1,216)	$(674)	$(408)

B-110	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and

contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total

Balance, December 31, 2021	$3	$6,290	$36,680	$42,973

Net income (loss)	—	—	(408)	(408)

Change in net unrealized capital gains (losses) on investments, net of $67 in taxes	—	—	(612)	(612)

Change in asset valuation reserve	—	—	1,776	1,776

Change in net deferred income tax	—	—	271	271

Change in post-retirement benefit liability	—	—	10	10

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(857)	(857)

Other assets	—	—	(432)	(432)

Change in surplus notes	—	1	—	1

Balance, December 31, 2022	$3	$6,291	$36,428	$42,722

Net income (loss)	—	—	(674)	(674)

Change in net unrealized capital gains (losses) on investments, net of $(55) in taxes	—	—	167	167

Change in asset valuation reserve	—	—	(214)	(214)

Change in net deferred income tax	—	—	609	609

Change in post-retirement benefit liability	—	—	(4)	(4)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(125)	(125)

Other assets	—	—	(346)	(346)

Surplus (contributed to) withdrawn from Separate Accounts	—	—	(618)	(618)

Change in surplus of separate accounts	—	—	594	594

Balance, December 31, 2023	$3	$6,291	$35,817	$42,111

Net income (loss)	—	—	(1,216)	(1,216)

Change in net unrealized capital gains (losses) on investments, net of $(19) in taxes	—	—	71	71

Change in asset valuation reserve	—	—	715	715

Change in net deferred income tax	—	—	386	386

Change in post-retirement benefit liability	—	—	(6)	(6)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(309)	(309)

Other assets	—	—	(316)	(316)

Surplus (contributed to) withdrawn from Separate Accounts	—	—	(294)	(294)

Change in surplus of separate accounts	—	—	260	260

Change in surplus notes	—	(349)	—	(349)

Balance, December 31, 2024	$3	$5,942	$35,108	$41,053

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-111

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2024	2023	2022

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$19,676	$19,240	$16,640

Net investment income	13,041	12,661	12,333

Miscellaneous income	309	317	338

Total receipts	33,026	32,218	29,311

Policy and contract benefits	25,235	26,814	21,864

Operating expenses	1,590	1,455	1,265

Dividends paid to policyholders	1,990	1,943	1,779

Federal income taxes paid (received)	(45)	(51)	(134)

Net transfers to (from) separate accounts	(375)	(2,345)	(394)

Total disbursements	28,395	27,816	24,380

Net cash from operations	4,631	4,402	4,931

CASH FROM INVESTMENTS

Proceeds from investments sold, matured, or repaid:

Bonds	19,383	23,909	29,726

Stocks	2,543	7,482	9,245

Mortgage loans and real estate	4,012	2,630	2,824

Other invested assets	3,885	2,950	4,378

Miscellaneous proceeds	997	1,331	2,766

Cost of investments acquired:

Bonds	20,092	21,111	35,065

Stocks	2,984	3,329	9,738

Mortgage loans and real estate	2,193	6,049	4,365

Other invested assets	5,484	10,056	6,657

Miscellaneous applications	1,330	1,051	879

Net cash used in investments	(1,263)	(3,294)	(7,765)

CASH FROM FINANCING AND OTHER

Surplus notes	(350)	—	—

Borrowed money	(60)	60	25

Net deposits on deposit-type contracts funds	(123)	(53)	4,829

Other cash provided (applied)	43	(1,785)	(1,444)

Net cash from financing and other	(490)	(1,778)	3,410

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	2,878	(670)	576

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	534	1,204	628

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$3,412	$534	$1,204

B-112	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—Organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a stock life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Governors (“Board of Governors”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security. In addition, TIAA may otherwise engage in any business permitted under the New York Insurance Law for a domestic life stock insurance company, provided that such business supports this purpose, including without limitation by (i) enhancing the creditworthiness, financial strength and reputation of TIAA, (ii) providing all of the holders and beneficiaries of TIAA’s contracts and policies with benefits of scale, increased diversity in offered products and newly innovated products and (iii) providing for additional infrastructure and support to TIAA.

Note 2—Significant Accounting Policies

Basis of Presentation:

The financial statements of TIAA are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

Under Regulation No. 172 (11 NYCRR 83), the Department did not adopt certain NAIC SAP guidance, specifically subparagraph 4.a. of SSAP No. 26R, Bonds, and the third sentence in footnote 1 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to treat certain exchange traded funds (“ETFs”) designated by the Securities Valuation Office (“SVO”), (“SVO-Identified ETFs”), as qualifying for bond accounting treatment. Rather, the Department requires these SVO-identified ETFs to be reflected as equities under SSAP No. 30R, “Unaffiliated Common Stock”. However, if the ETF meets certain criteria, the asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) may be retained under SSAP No. 26R, and the ETF can be treated as a bond for the purpose of a domestic insurer’s risk based capital (“RBC”) report. The total balance of investment grade ETF holdings treated as equities as of December 31, 2024 and 2023, but treated as bonds for AVR, IMR and RBC, are $648 million and $103 million, respectively. This prescribed practice does not result in a difference to net income or capital and contingency reserves when compared to NAIC SAP.

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP Annual Statement filed with the Department.

	For the Years Ended December 31,
(in millions)	NAIC SAP#	Financial Statement Line	2024	2023	2022

Net income, New York SAP			$(1,216)	$(674)	$(408)

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	(2)	(2)	(1)

Net income (loss), NAIC SAP			$(1,218)	$(676)	$(409)

Capital and surplus, New York SAP			$41,053	$42,111	$42,722

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	12	14	16

Capital and surplus, NAIC SAP			$41,065	$42,125	$42,738

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11 NYCRR 98), Valuation of Life Insurance Reserves, Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held to account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-113

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company’s RBC as of December 31, 2024 and 2023 would not have triggered a regulatory event without the use of the New York SAP prescribed and permitted practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be available-for-sale (“AFS”) are carried at fair value rather than at amortized cost under NAIC SAP;

•

For held-to-maturity and AFS investments, lifetime expected credit losses are immediately recognized through the allowance for credit losses, and is adjusted at each reporting period. Under NAIC SAP, an impairment for securities other than loan-backed and structured securities is recorded through earnings for the difference between amortized cost and fair value. For loan-backed and structured securities, non-interest related other-than-temporary impairment (“OTTI”) losses shall be recorded through the AVR, while interest related other-than-temporary impairment losses may be recorded through the IMR in certain circumstances;

•

Estimated expected credit losses related to mortgage loans are immediately recognized over the life of the financial instrument and is adjusted at each reporting period rather than as unrealized losses on impairments included in the AVR, which is a component of surplus under NAIC SAP;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability under GAAP rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The IMR is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

B-114	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

•

Contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

•

Revenue recognition for administrative service expense reimbursements are recognized as gross revenue and gross expense in the Statements of Operations when the Company is the principal in the transaction and where the Company controls the administrative services before transferring them to the customer. Under NAIC SAP, the administration expenses incurred are included in operating expenses and any offsetting reimbursements are netted against operating expenses.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Contingency Reserves and the related Statements of Operations, Changes in Capital and Contingency Reserves, and Cash Flows.

Accounting Policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. The principal for Treasury Inflation Protected Securities (“TIPS”) bonds is adjusted based on inflation and is recorded as an unrealized gain or loss and amortized over the remaining life of the security. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-115

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair value of preferred stocks is determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss. Investment grade bond ETFs are accounted for as common stocks and are stated at fair value.

Investments in subsidiary, controlled and affiliated (“SCA”) entities are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through SCA entities and through real estate limited partnerships which are included in “Other invested assets.” The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company evaluates the recoverability of income producing directly held real estate investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Invested Assets: Other invested assets primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s underlying equity percentage based on the respective entity’s most recent available audited US GAAP or International Financial Reporting Standards financial statements.

Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other invested assets include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if an OTTI has occurred. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

B-116	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to one year at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company designates its derivative transactions as hedging or replication transactions. Derivatives that qualify and are designated for hedge accounting are reported as assets or liabilities on the balance sheet and accounted for in a manner consistent with the hedged item. Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized in a manner consistent with the disposed hedged item.

Derivatives used in hedging relationships that do not qualify or are not designated for hedge accounting are carried at fair value. Changes in fair value are reported in surplus as net unrealized capital gains (losses). Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

Derivatives used in replication transactions are accounted for in a manner consistent with the cash instrument and the replicated asset. Accordingly, these derivatives are carried at amortized cost or fair value. Amortization of derivative premiums is reported as a component of net investment income. Swap coupon cash flows and income accruals are recorded as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

The Company monitors the unrealized loss position for replication credit default swaps. If it is determined that a decline in fair value is other than temporary, the cost basis will be written down to fair value and the amount of the write down is accounted for as a realized loss.

The Company does not offset the carrying values recognized in the balance sheet for derivatives executed with the same counterparty under the same master netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-117

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2024	2023	Change

Net deferred federal income tax asset	$3,214	$2,905	$309

Furniture and electronic data processing equipment	705	562	143

Invested assets	880	708	172

Prepaid expenses	195	198	(3)

Other	197	193	4

Total	$5,191	$4,566	$625

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2024	2023

EDP equipment and computer software	$2,287	$2,171

Furniture and equipment and leasehold improvements	$204	$177

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial guidelines and statutory regulations. Funding agreements used in an investment spread capacity are also included within deposit-type contracts.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and separate account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable general account and separate account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any separate accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

B-118	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity non-participating contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) and recorded in December of each year. Dividends on pension annuity non-participating contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2024	2023	2022

Exchange/transfer/conversion/distribution of invested assets	$6,009	$4,071	$3,678

Annuity dividend additions	$2,723	$3,065	$2,099

Capitalized interest	$390	$335	$302

Interest credited on deposit-type contracts	$393	$259	$113

Application of New Accounting Pronouncements:

Recently Issued Accounting Guidance:

In March 2024, the NAIC adopted revisions to SSAP 21R, Other Admitted Assets, to prescribe the accounting guidance (measurement method) for all residual interests regardless of legal form. Upon adoption, residual interests will be reported initially at cost. Subsequent to initial acquisition, residuals will be reported either 1) at the lower of amortized cost or fair value under the Allowable Earned Yield method, or 2) using the calculated practical expedient method. The Allowable Earned Yield method is based on a discounted cash flow methodology and allows for cash receipts to be recorded as investment income up to the calculated allowable yield, with the excess cash flow applied to the amortized cost balance. The practical expedient is a cost recovery method, resulting in no interest income recognition until the residual interest has a carrying value of zero. This guidance is effective January 1, 2025. The Company is still evaluating the impact of adoption; however, it is not currently expected to have a material impact on the financial statements.

In September 2024, the NAIC adopted revisions to SSAP 26, Bonds. The revisions permit debt securities issued by non-registered funds to qualify as issuer credit obligations (“ICO”) if the funds are functioning as operating entities and are not issuing securities for the primary purpose of raising debt capital. Companies are required to assess the purpose of a fund borrower/issuer in applying this guidance and distinguish whether a fund represents an operating entity or a securitization vehicle. The revisions are effective on January 1, 2025. The Company is still evaluating the impact of adoption; however, it is not currently expected to have a material impact on the financial statements.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-119

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Recently Adopted Accounting Pronouncements:

In February 2024, the NAIC adopted revisions to SSAP 21R, Other Admitted Assets, to expand Schedule BA disclosures made with respect to collateral loans. Upon adoption, collateral loans shall be reported on Schedule BA based on the type of qualifying investment that secures the loan. Additionally, the total amount of collateral loans and the collateral loans admitted and non-admitted will be disclosed by qualifying investment type in a note. The revised disclosures were effective for year-end 2024 and did not have an impact on the Company’s financial statements.

In March 2024, the NAIC adopted revisions to the Annual Statement Instructions. These revisions clarify that realized and unrealized changes in perpetual preferred stock and mandatory convertible preferred stock shall be subject to the AVR (instead of IMR). These revisions were effective for year-end 2024 and did not have an impact on the Company’s financial statements.

Note 3—Long-Term Bonds, Preferred Stocks, and Unaffiliated Common Stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2024
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$18,574	$40	$(2,690)	$15,924

All other governments	3,445	53	(325)	3,173

States, territories and possessions	584	5	(18)	571

Political subdivisions of states, territories, and possessions	849	1	(119)	731

Special revenue and special assessment, non-guaranteed agencies and government	20,078	126	(2,304)	17,900

Credit tenant loans	111	—	(7)	104

Industrial and miscellaneous	145,468	1,104	(14,805)	131,767

Hybrids	512	27	(22)	517

Parent, subsidiaries and affiliates	155	—	(11)	144

Bank loans	10,157	91	(235)	10,013

Total	$199,933	$1,447	$(20,536)	$180,844

	2023
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$16,753	$78	$(1,906)	$14,925

All other governments	3,955	77	(275)	3,757

States, territories and possessions	674	13	(9)	678

Political subdivisions of states, territories, and possessions	1,014	4	(103)	915

Special revenue and special assessment, non-guaranteed agencies and government	19,489	166	(1,890)	17,765

Credit tenant loans	476	—	(12)	464

Industrial and miscellaneous	145,013	1,399	(13,704)	132,708

Hybrids	490	29	(33)	486

Parent, subsidiaries and affiliates	155	—	(15)	140

Bank loans	11,547	60	(286)	11,321

Total	$199,566	$1,826	$(18,233)	$183,159

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the

B-120	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where decline in value is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2024

Loan-backed and structured bonds	$5,353	$(139)	$5,214	$37,672	$(4,229)	$33,443

All other bonds	24,331	(732)	23,599	97,649	(15,137)	82,512

Total bonds	29,684	(871)	28,813	135,321	(19,366)	115,955

Unaffiliated common stocks	310	(9)	301	851	(50)	801

Preferred stocks	—	—	—	152	(40)	112

Total bonds and stocks	$29,994	$(880)	$29,114	$136,324	$(19,456)	$116,868

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2023

Loan-backed and structured bonds	$1,941	$(90)	$1,851	$42,117	$(4,247)	$37,870

All other bonds	3,834	(93)	3,741	112,641	(13,529)	99,112

Total bonds	5,775	(183)	5,592	154,758	(17,776)	136,982

Unaffiliated common stocks	5	(1)	4	780	(80)	700

Preferred stocks	—	—	—	152	(27)	125

Total bonds and stocks	$5,780	$(184)	$5,596	$155,690	$(17,883)	$137,807

Estimated fair values for bonds are subject to market fluctuations, including changes in interest rates. Generally, if interest rates increase, the value of bonds will decrease, and conversely a decline in general interest rates will tend to increase the value of bonds. As of December 31, 2024, 94% of unrealized losses were from investment grade bonds. Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-121

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2024		December 31, 2023
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value

Due in one year or less	$6,234	$6,189	$4,847	$4,786

Due after one year through five years	32,935	32,223	35,702	34,796

Due after five years through ten years	36,850	34,844	35,678	33,628

Due after ten years	86,543	72,704	85,448	74,945

Subtotal	162,562	145,960	161,675	148,155

Residential mortgage-backed securities	11,601	10,618	11,458	10,614

Commercial mortgage-backed securities	7,177	6,676	8,174	7,383

Asset-backed securities	18,593	17,590	18,259	17,007

Subtotal	37,371	34,884	37,891	35,004

Total	$199,933	$180,844	$199,566	$183,159

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities. The other category is primarily comprised of Bank loan investments.

	2024	2023

Other	12.3%	14.0%

Revenue and special obligations	12.2%	10.8%

Public utilities	10.7%	10.3%

Services	10.3%	10.4%

Finance and financial services	10.0%	9.8%

Asset-backed securities	9.3%	9.1%

Manufacturing	8.4%	8.8%

U.S. governments	6.9%	5.9%

Residential mortgage-backed securities	5.8%	5.7%

Real estate investment trusts	4.4%	4.4%

Commercial mortgage-backed securities	3.6%	4.1%

Oil and gas	2.5%	2.7%

Communications	1.9%	2.0%

All other governments	1.7%	2.0%

Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in millions):

	2024		2023

NAIC 1 and 2	$178,383	89.2%	$177,708	89.0%

NAIC 3 through 6	21,550	10.8	21,858	11.0

Total	$199,933	100.0%	$199,566	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2024 and 2023, the Company recognized OTTI on loan-backed and structured securities of $115 million and $20 million, respectively.

B-122	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2024	2023

Carrying amount of bonds and stocks denominated in foreign currency	$6,646	$5,810

Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$1,097	$1,044

5GI Securities: The SVO assigns a NAIC 5GI designation to certain obligations when an insurer certifies the following: documentation necessary to permit a full credit analysis of a security does not exist, the issuer or obligor is current on all contracted interest and principal payments and the insurer has an actual expectation of ultimate payment of all contracted interest and principal. These NAIC 5GI designations are deemed to possess the credit characteristics of securities assigned an NAIC 5 designation. The following table represents the NAIC 5GI investments held as of December 31, (in millions):

	Number of 5GI Securities		Aggregate Book Adjusted/ Carrying Value		Aggregate Fair Value
Investment	2024	2023	2024	2023	2024	2023

Bonds–amortized cost	20	61	$464	$1,058	$472	$1,058

Loan backed & structured securities–amortized cost	3	2	30	64	30	65

Preferred stock–amortized cost	—	2	—	5	—	9

Preferred stock–fair value	9	9	202	190	202	190

Total	32	74	$696	$1,317	$704	$1,322

Note 4—Mortgage Loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2024	2023

Commercial loans	$33,005	$34,948

Mezzanine loans	1,506	2,031

Residential loans	3,694	4,013

Total	$38,205	$40,992

The maximum and minimum lending rates for mortgage loans originated or purchased during 2024 and 2023 are as follows:

	2024		2023
Loan Type	Maximum	Minimum	Maximum	Minimum

Commercial loans	12.00%	3.95%	9.99%	3.17%

Mezzanine loans	12.58%	12.58%	17.50%	17.50%

Residential loans	N/A	N/A	8.50%	—%

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2024 and 2023 are as follows:

	Maximum LTV
Loan Type	2024	2023

Commercial loans	113.6%	111.8%

Mezzanine loans	52.1%	69.3%

Residential loans	N/A	231.5%

There were no residential mortgage loans originated or purchased during 2024.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2024 and 2023 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-123

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides the recorded investment on impaired loans with or without an allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, (in millions):

	Mortgage Loans
	2024	2023	2022

With allowance for credit losses—Commercial	$677	$941	$245

With allowance for credit losses—Residential	—	—	—

No allowance for credit losses—Commercial	490	619	—

No allowance for credit losses—Residential	—	—	—

Total	$1,167	$1,560	$245

Subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan	$124	$221	$—

The following table provides information for investment in impaired loans as of December 31, (in millions):

	Commercial
	2024	2023	2022

Average recorded investment	$1,167	$1,560	$245

Interest income recognized	$48	$71	$11

Recorded investments on nonaccrual status	$1,095	$360	$—

Amount of interest income recognized using a cash-basis method of accounting	$—	$—	$—

Credit Quality

For commercial and mezzanine mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in commercial and mezzanine mortgage loans at December 31, are as follows (in millions):

	Recorded Investment—Commercial and Mezzanine
	Loan-to-value Ratios
2024	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$10,139	$18,131	$28,270	81.4%

Less than 1.20x	3,885	2,066	5,951	17.1%

Construction	—	531	531	1.5%

Total	$14,024	$20,728	$34,752	100.0%

	Recorded Investment—Commercial and Mezzanine
	Loan-to-value Ratios
2023	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$9,872	$21,763	$31,635	84.9%

Less than 1.20x	3,437	1,595	5,032	13.5%

Construction	—	614	614	1.6%

Total	$13,309	$23,972	$37,281	100.0%

B-124	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in residential mortgage loans at December 31, are as follows (in millions):

	2024		2023
Residential	Recorded Investment	% of total	Recorded Investment	% of total

Credit quality indicators:

Performing	$3,704	99.7%	$4,018	99.8%

Nonperforming	10	0.3%	10	0.2%

Total	$3,714	100.0%	$4,028	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (in millions):

	Residential		Commercial
2024	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$3,682	$—	$33,155	$1,447	$38,284

30-59 days past due	$—	$18	$—	$—	$—	$18

60-89 days past due	$—	$4	$—	$—	$—	$4

90-179 days past due	$—	$5	$—	$64	$—	$69

180+ days past due	$—	$4	$—	$—	$86	$90

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$4,024	$1,533	$5,556

	Residential		Commercial
2023	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$3,973	$—	$34,782	$2,046	$40,801

30-59 days past due	$—	$29	$—	$93	$—	$122

60-89 days past due	$—	$17	$—	$—	$—	$17

90-179 days past due	$—	$2	$—	$—	$—	$2

180+ days past due	$—	$6	$—	$360	$—	$366

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$4,749	$2,046	$6,795

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31:

	Mortgage Loans by Property Type (Commercial & Residential):
	2024	2023
	% of Total	% of Total

Apartments	26.3%	24.3%

Office buildings	22.3	23.3

Industrial buildings	15.2	15.7

Shopping centers	14.6	15.6

Other - commercial	11.9	10.1

Residential	9.7	11.0

Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2024		2023
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

Pacific	21.0%	44.2%	21.4%	43.5%

South Atlantic	16.2	16.1	16.7	16.2

Middle Atlantic	17.8	8.5	16.9	8.7

South Central	9.9	10.6	10.5	10.7

North Central	9.0	5.3	8.8	5.4

New England	7.8	2.7	7.8	2.8

Mountain	2.2	12.6	2.1	12.7

Other	16.1	—	15.8	—

Total	100.0%	100.0%	100.0%	100.0%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-125

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2024	2023
	Carrying Value	Carrying Value

Due in one year or less	$4,187	$3,393

Due after one year through five years	20,702	19,699

Due after five years through ten years	8,603	12,195

Due after ten years	4,713	5,705

Total	$38,205	$40,992

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed.

There were no amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates for the years ended December 31, 2024 or 2023.

Note 5—Real Estate

At December 31, 2024 and 2023, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $439 million of third party mortgage encumbrances as of December 31, 2024, and $722 million for December 31, 2023.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2024	2023
Directly Owned Real Estate by Property Type:	% of Total	% of Total

Industrial buildings	53.7%	45.2%

Office buildings	22.3	20.9

Apartments	15.8	25.2

Retail	4.5	5.4

Mixed-use projects	2.1	2.0

Income-producing land	1.3	—

Land under development	0.3	1.3

Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2024	2023
Directly Owned Real Estate by Geographic Region:	% of Total	% of Total

Pacific	31.1%	29.6%

South Atlantic	22.5	25.7

Mountain	16.6	14.5

South Central	10.7	13.1

Middle Atlantic	9.7	9.3

North Central	9.4	7.8

Total	100.0%	100.0%

Note 6—Subsidiary, controlled and affiliated entities

The Company holds interests in SCA entities which are reported as “Common stock” or “Other invested assets”. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2024	2023

Net carrying value of the SCA entities

Reported as common stock	$1,011	$1,015

Reported as other invested assets	27,749	28,409

Total net carrying value	$28,760	$29,424

B-126	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

On November 2, 2022, the Company entered into an agreement to sell a majority of its common stock ownership of TIAA FSB Holdings, Inc. (“FSB”) to various third-party investors. FSB was a federally chartered savings and loan holding company. Under the agreement, nearly all of FSB’s current assets and business lines were acquired by the new ownership, with the exception of TIAA Trust N.A. (“the Trust”). As a condition of the sale, the Company purchased $4.9 billion in residential mortgage loans from FSB during 2023, of which $3.8 billion were recorded within mortgage loans and $1.1 billion within other invested assets as these mortgages are held in a trust investment vehicle.

The Company recorded an impairment loss of $1.3 billion for the year ended December 31, 2022, attributable to the remeasurement of the Company’s investment in FSB from carrying value to fair value. The fair value of the Company’s investment in FSB was based on the agreed-upon sales price, adjusted to include the fair value of retained businesses discussed above. The impairment loss and a release of accumulated unrealized capital gains was offset by a reduction of the asset valuation reserve associated with the Company’s investment in FSB, which was recorded in the change in asset valuation reserve on the Statements of Changes in Capital and Contingency Reserves for the year ended December 31, 2022. The net reduction to capital and contingency reserves was $0.3 billion for the year ended December 31, 2022.

On July 31, 2023, the Company finalized the sale of a majority of its common stock ownership of FSB to various third-party investors. After the sale, FSB was renamed Everbank Financial Corporation (“Everbank”). The final amount recognized for the sale in 2023 was materially consistent with the estimated impact reported as of December 31, 2022. The Company retained a non-controlling stake and an ongoing business relationship in Everbank. The Company’s non-controlling stake in Everbank consists of $0.6 billion of preferred stock and $0.2 billion of common stock as of December 31, 2023.

As of December 31, 2024 and 2023, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any material investments in foreign insurance subsidiaries. The Company did not have any significant investments in non-insurance SCA entities reported as common stocks as of December 31, 2024 and 2023.

The Company holds an interest in TIAA-CREF Life Insurance Company (“TIAA Life”), an insurance SCA entity, for which the audited statutory equity reflects NYDFS departures from NAIC SAP as noted below.

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Department requires in Regulation No. 147 (11 NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The Department prescribed a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving, effective December 31, 2020, that the reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

The following table provides the monetary effect on net income and surplus as a result of using NYDFS prescribed accounting practices that differed from NAIC SAP, the amount of the investment in the insurance SCA per audited statutory equity and amount of the investment if the insurance SCA had completed statutory financial statements in accordance with NAIC SAP (in millions):

	2024
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA Life	$(1)	$5	$828	$833

*	Per NAIC SAP (without permitted or prescribed practices)

	2023
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA Life	$(1)	$6	$828	$834

*	Per NAIC SAP (without permitted or prescribed practices)

Intelligent Variable Annuity ∎ Statement of Additional Information	B-127

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

During 2024 and 2023, had TIAA Life not departed from NAIC SAP, a regulatory event would not have been triggered due to risk based capital.

As of December 31, 2024 and 2023, the Company held $155 million in bonds of affiliates.

As of December 31, 2024 and 2023, the net amount due to SCA entities was $520 million and $196 million, respectively. The net amounts are generally settled on a daily or monthly basis. These balances are reported in “Other assets” and “Other liabilities.” The Company has a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $646 million and $464 million as of December 31, 2024 and 2023, respectively.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies by excluding immaterial assets that are not audited. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The Company’s carrying value in these downstream non-insurance holding companies is $9,161 million and $8,887 million as of December 31, 2024 and 2023, respectively. Significant holdings as of December 31, are as follows (in millions):

	2024	2023
Subsidiary	Carrying Value	Carrying Value

TIAA Global Ag Holdco LLC	$1,030	$1,072

T-C Europe, LP	962	1,052

Demeter Agricultural Properties, LLC	437	—

Occator Agricultural Properties, LLC	425	451

TGA European RE Holdings I LLC	384	308

TGA APAC Fund Holdings, LLC	381	388

ND Properties LLC	377	449

TIAA Super Regional Mall Member Sub LLC	365	492

NGFF Holdco, LLC	302	306

NGTF Holdco LLC	292	200

TIAA Infrastructure Investments, LLC	242	271

730 Data Centers, LLC	226	106

T-C Lux Fund Holdings LLC	225	261

TGA Sparrow Investor LLC	201	180

TGA MKP Member LLC	200	202

TIAA GCREIT Holdings LLC	185	—

T-C MV Member LLC	185	189

T-C Waterford Blue Lagoon LLC	175	177

T-C MV Member II LLC	153	114

T-C UK RE Holdings III LLC	140	—

TIAA NBS LLC	136	120

730 Digital Infra LLC	130	—

TGA JL MCF II Investor Member LLC	130	131

TIAA-Stonepeak Investments II, LLC	128	147

TIAA GTR Holdco LLC	117	225

TGA Sparrow II Investor LLC	116	77

TGA SS Self Storage Portfolio Inv Mbr LLC	108	112

T-C SV Member LLC	105	80

TEFF Holdco LLC	98	104

730 Transmission, LLC	96	122

Other	1,110	1,551

Total	$9,161	$8,887

B-128	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Note 7—Other Invested Assets

As of December 31, 2024 and 2023, the components of the Company’s carrying value in “Other invested assets” are (in millions):

	2024	2023

Affiliated other invested assets	$27,749	$28,409

Unaffiliated other invested assets	15,207	13,845

Receivables for securities, derivative collateral and line of credit	515	386

Total other invested assets	$43,471	$42,640

As of December 31, 2024 and 2023, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2024	2023

Real estate and mortgage loans	$10,592	$11,497

Operating subsidiaries and affiliates	6,257	6,377

Investment subsidiaries	4,274	4,094

Agriculture and timber	4,973	5,271

Energy and infrastructure	1,653	1,170

Total affiliated other invested assets	$27,749	$28,409

Of the $6,257 million and $6,377 million of operating subsidiaries and affiliates as of December 31, 2024 and 2023, $5,917 million and $5,985 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively.

As of December 31, 2024 and 2023, unaffiliated other invested assets consist primarily of joint ventures.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for “Other invested assets” for which the carrying value is not expected to be recovered:

	2024	2023	2022

Operating Subsidiaries	$1,150	$1,013	$842

All Other	219	166	197

Total	$1,369	$1,179	$1,039

The following table presents the carrying value for “Other invested assets” denominated in foreign currency for the years ended December 31, (in millions):

	2024	2023

Other invested assets denominated in foreign currency	$1,190	$1,178

Note 8—Investments Commitments

The outstanding obligation for future investments at December 31, 2024, is shown below by asset category (in millions):

	2025	In later years	Total Commitments

Bonds	$975	$2,098	$3,073

Mortgage loans	639	—	639

Real estate	24	—	24

Other invested assets	2,763	7,804	10,567

Total	$4,401	$9,902	$14,303

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of real estate and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other invested assets, primarily fund investments, there are scheduled capital calls that extend into future years.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-129

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 9—Investment Income and Capital Gains and Losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2024	2023	2022

Bonds	$9,500	$9,061	$8,649

Stocks	339	259	281

Mortgage loans	1,773	1,759	1,482

Real estate	499	492	409

Derivatives	297	299	270

Other invested assets	2,202	2,292	2,612

Cash, cash equivalents and short-term investments	82	75	9

Total gross investment income	14,692	14,237	13,712

Less investment expenses	(1,365)	(1,347)	(1,240)

Net investment income before amortization of IMR	13,327	12,890	12,472

Plus amortization of IMR	208	432	532

Net investment income	$13,535	$13,322	$13,004

The gross, nonadmitted and admitted amounts for interest income due and accrued for the years ended December 31, are as follows (in millions):

	2024	2023

Gross	$2,018	$2,014

Nonadmitted	—	—

Total admitted interest income due and accrued	$2,018	$2,014

The cumulative amounts of paid-in-kind (“PIK”) interest included in the current principal balance for the years ended December 31, are as follows (in millions):

	2024	2023

Cumulative amounts of PIK interest included in the current principal balance	$1,566	$1,495

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2024	2023	2022

Bonds	$(617)	$(444)	$(347)

Stocks	(33)	(718)	(1,336)

Mortgage loans	(722)	(402)	(5)

Real estate	98	60	(1)

Derivatives	(108)	(43)	459

Other invested assets	(1,583)	(1,248)	(1,219)

Cash, cash equivalents and short-term investments	23	86	(87)

Total before capital gains taxes and transfers to IMR	(2,942)	(2,709)	(2,536)

Transfers to IMR	264	1,019	(78)

Net realized capital losses less capital gains taxes, after transfers to IMR	$(2,678)	$(1,690)	$(2,614)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2024	2023	2022

Other-than-temporary impairments:

Bonds	$504	$211	$239

Stocks	45	57	1,403

Mortgage loans	702	364	—

Real estate	68	100	4

Other invested assets	1,369	1,179	1,039

Total	$2,688	$1,911	$2,685

B-130	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Information related to the sales of long-term bonds are as follows for the years ended December 31, (in millions):

	2024	2023	2022

Proceeds from sales	$6,040	$13,322	$17,993

Gross gains on sales	$84	$196	$482

Gross losses on sales	$177	$357	$541

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. In accordance with the Company’s valuation and impairment process, the investments which are deemed held for sale will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 10—Disclosures about Fair Value of Financial Instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Net Asset Value (“NAV”) practical expedient - TIAA has elected the NAV practical expedient for certain investments held by its separate account. These investments are excluded from the valuation hierarchy, as these investments are fair valued using their net asset value as a practical expedient since market quotations or values from independent pricing services are not readily available. The separate account assets that have elected the NAV practical expedient represent investments in limited partnerships and limited liability companies that invest in real estate properties. The fair value, determined by the NAV practical expedient, of these assets were $740 million and $792 million for the years ended December 31, 2024 and 2023, respectively, and total unfunded commitments were $232 million and $201 million for the years ended December 31, 2024 and 2023, respectively. For these investments, redemptions are prohibited prior to liquidation.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-131

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides information about the aggregate fair value of the Company’s financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV, at December 31, 2024 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3		NAV

Assets:

Bonds	$180,844	$199,933	$—	$179,454	$1,390		$—

Common stock(1)	2,178	2,178	1,553	139	486		—

Preferred stock	1,014	1,040	48	905	61		—

Mortgage loans	34,053	38,205	—	—	34,053		—

Derivatives	930	1,929	—	54	876		—

Other invested assets(1)	224	211	—	224	—		—

Contract loans	363	363	—	—	363		—

Separate account assets	48,365	48,505	21,916	4,136	21,573		740

Cash, cash equivalents & short term investments	3,414	3,412	299	3,101	14		—

Total	$271,385	$295,776	$23,816	$188,013	$58,817		$740

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3		NAV

Liabilities:

Deposit-type contracts	$8,770	$8,770	$—	$—	$8,770		$—

FHLB debt	100	100	—	—	100		—

Separate account liabilities	47,456	47,456	—	—	47,456		—

Derivatives	(28)	98	—	47	(75	)*	—

Total	$56,298	$56,424	$—	$47	$56,251		$—

(1)	Excludes investments accounted for under the equity method.
*	The negative amount in the liabilities table represents the positive market value of the Tranched Credit Default Index Replications that were traded at a discount.

The following table provides information about the aggregate fair value of the Company’s financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, 2023 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3		NAV

Assets:

Bonds	$183,159	$199,566	$—	$181,158	$2,001		$—

Common stock(1)	1,717	1,717	1,000	212	505		—

Preferred stock	993	994	12	830	151		—

Mortgage loans	37,235	40,992	—	—	37,235		—

Derivatives	1,245	1,358	—	306	939		—

Other invested assets(1)	259	251	—	259	—		—

Contract loans	502	502	—	—	502		—

Separate account assets	47,464	47,625	19,427	2,955	24,290		792

Cash, cash equivalents & short term investments	534	534	137	377	20		—

Total	$273,108	$293,539	$20,576	$186,097	$65,643		$792

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3		NAV

Liabilities:

Deposit-type contracts	$8,499	$8,499	$—	$—	$8,499		$—

FHLB debt	160	160	—	—	160		—

Separate account liabilities	46,862	46,862	—	—	46,862		—

Derivatives	261	365	—	314	(53	)*	—

Total	$55,782	$55,886	$—	$314	$55,468		$—

(1)	Excludes investments accounted for under the equity method.
*	The negative amount in the liabilities table represents the positive market value of the Tranched Credit Default Index Replications that were traded at a discount.

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2024 and 2023. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates

B-132	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bond ETFs are classified as common stock and are valued using quoted market prices.

Cash included in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Other invested assets in Level 2 include surplus notes that are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Additionally, for residual tranches or interests, valuation may be based on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Separate account assets in Level 2 consist principally of short-term government agency notes and corporate bonds that are valued principally by third party pricing services using market observable inputs.

Cash equivalents, short term investments and common stock included in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds and cash, cash equivalents, and short-term investments included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded common equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment. Included in Level 3 common stock is the Company’s holdings in the Federal Home Loan Bank of New York (“FHLBNY”) stock as described in Note 18 - FHLBNY Membership and Borrowings. As prescribed in the FHLBNY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLBNY’s stock, these securities have been classified as Level 3.

Preferred shares are valued using valuation and discounted cash flow models that require a substantial level of judgment.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-133

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Derivatives assets classified as Level 3 represent structured financial instruments that rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be corroborated by observable market data. Significant inputs that are unobservable generally include references to inputs outside the observable portion of credit curves or other relevant market measures. These unobservable inputs require significant management judgment or assumptions. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent NAV of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

FHLB debt provides additional liquidity to the Company to support general business operations. FHLB debt held by the Company is generally comprised of short term advances and is reflected as borrowed money within the Company’s financial statements. Borrowings outstanding at December 31, 2024 and 2023, had maturity dates less than three business days from the reporting date. Accordingly, the fair value of the debt is valued using the par value, which approximates fair value.

Deposit-type contracts include funding agreements used in an investment spread capacity. Fair value of funding agreements is determined by discounted cash flow analysis using funding agreement interest rates as of the reporting date. Other deposit-type contracts are valued based on the accumulated account value, which approximates fair value. All deposit-type contracts are classified as Level 3.

Assets and Liabilities Measured and Reported at Fair Value

The following table provides information about the aggregate fair value for financial instruments measured and reported at fair value and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, (in millions):

	2024
	Level 1	Level 2	Level 3	NAV	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,157	$—	$—	$1,157

Industrial and miscellaneous	—	559	—	—	559

Total bonds	$—	$1,716	$—	$—	$1,716

Common stock

Industrial and miscellaneous	$1,553	$139	$486	$—	$2,178

Total common stocks	$1,553	$139	$486	$—	$2,178

Preferred stock	$47	$848	$61	$—	$956

Total preferred stocks	$47	$848	$61	$—	$956

Derivatives

Foreign exchange contracts	$—	$779	$—	$—	$779

Total derivatives	$—	$779	$—	$—	$779

Separate accounts assets	$21,891	$1,215	$21,573	$740	$45,419

Total assets at fair value	$23,491	$4,697	$22,120	$740	$51,048

Liabilities at fair value:

Derivatives

Interest rate contracts	$—	$5	$—	$—	$5

Foreign exchange contracts	—	34	—	—	34

Total liabilities at fair value	$—	$39	$—	$—	$39

B-134	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

	2023
	Level 1	Level 2	Level 3	NAV	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,227	$—	$—	$1,227

Industrial and miscellaneous	—	47	—	—	47

Total bonds	$—	$1,274	$—	$—	$1,274

Common stock

Industrial and miscellaneous	$999	$212	$505	$—	$1,716

Total common stocks	$999	$212	$505	$—	$1,716

Preferred stock	$12	$719	$74	$—	$805

Total preferred stocks	$12	$719	$74	$—	$805

Derivatives

Foreign exchange contracts	$—	$367	$—	$—	$367

Total derivatives	$—	$367	$—	$—	$367

Separate accounts assets	$19,402	$155	$24,290	$792	$44,639

Total assets at fair value	$20,413	$2,727	$24,869	$792	$48,801

Liabilities at fair value:

Derivatives

Interest rate contracts	$—	$4	$—	$—	$4

Foreign exchange contracts	—	256	—	—	256

Total liabilities at fair value	$—	$260	$—	$—	$260

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2024 (in millions):

	Balance at 1/1/2024	Transfers into Level 3		Transfers out of Level 3	Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2024

Bonds	$—	$—		$—	$(4)	$3	$—	$1	$—	$—	$—

Common stock	505	—		—	26	(25)	2,210	—	(2,230)	—	486

Preferred stock	74	9	[a]	—	(7)	(4)	—	—	(11)	—	61

Separate account assets	24,290	—		—	(356)	(1,394)	774	—	(1,679)	(62)	21,573

Total	$24,869	$9		$—	$(341)	$(1,420)	$2,984	$1	$(3,920)	$(62)	$22,120

(a)	The Company transferred Preferred stock into Level 3 that is measured and reported at fair value.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2023 (in millions):

	Beginning balance at 1/1/2023	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2023

Bonds	$—	$10	[a]	$(4)[b]	$(12)	$(1)	$—	$7	$—	$—	$—

Common stock	511	—		—	—	(4)	2,618	—	(2,620)	—	505

Preferred stock	66	—		—	2	18	—	—	(12)	—	74

Separate account assets	28,460	—		—	(95)	(4,380)	285	—	—	20	24,290

Total	$29,037	$10		$(4)	$(105)	$(4,367)	$2,903	$7	$(2,632)	$20	$24,869

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.

(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-135

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Quantitative Information Regarding Level 3 Fair Value Measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2024 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Equity securities:

Common stock	$486	Market comparable	Earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiple	7.25x-12.00x	9.57x

		Equity method	Company Financials	1.0x	1.0x

		Exchange Traded—Close price	Contractual Price	$135.5	$135.5

		Market comparable	Revenue Multiple	7.2x	7.2x

Preferred stock	$61	Market comparable	EBITDA multiple	13.5x	13.5x

		Market comparable	Price-to-book multiple	2.5x	2.5x

		Market comparable	Market Yield	12.56x	12.56x

Separate account assets:

Real estate properties and real estate joint ventures	$20,852

Office properties		Income approach—discounted cash flow	Discount rate Terminal capitalization rate	6.5%–11.0% 5.0%–9.5%	8.5 6.9	% %

		Income approach—direct capitalization	Overall capitalization rate	5.0%–13.8%	6.9%

Industrial properties		Income approach—discounted cash flow	Discount rate Terminal capitalization rate	6.8%–8.5% 5.3%–7.0%	7.3 5.7	% %

		Income approach—direct capitalization	Overall capitalization rate	4.3%–6.5%	5.3%

Residential properties		Income approach—discounted cash flow	Discount rate Terminal capitalization rate	6.8%–8.0% 5.0%–6.8%	7.0 5.6	% %

		Income approach—direct capitalization	Overall capitalization rate	4.5%–6.5%	5.1%

Retail properties		Income approach—discounted cash flow	Discount rate Terminal capitalization rate	6.8%–12.0% 5.5%–9.5%	7.7 6.6	% %

		Income approach—direct capitalization	Overall capitalization rate	5.3%–9.0%	6.1%

Hotel properties		Income approach—discounted cash flow	Discount rate Terminal capitalization rate	10.0% 8.3%	10.0 8.3	% %

		Income approach—direct capitalization	Overall capitalization rate	7.8%	7.8%

Separate account real estate assets include the values of the related mortgage loans payable in the table below at December 31, 2024 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Mortgage loans payable	$(1,586)

Office properties		Discounted cash flow	Loan-to-value ratio	43.2%–78.4%	69.9%

			Equivalency rate	6.0%–6.5%	6.4%

			Loan-to-value ratio	43.2%–78.4%	69.9%

		Net present value	Weighted average cost of capital risk premium multiple	1.1–1.7	1.4

Industrial properties		Discounted cash flow	Loan-to-value ratio	30.0%–40.5%	34.1%

			Equivalency rate	6.0%–6.1%	6.0%

			Loan-to-value ratio	30.0%–40.5%	34.1%

		Net present value	Weighted average cost of capital risk premium multiple	1.1–1.1	1.1

Residential properties		Discounted cash flow	Loan-to-value ratio	45.6%–73.8%	57.7%

			Equivalency rate	5.7%–7.1%	6.4%

			Loan-to-value ratio	45.6%–73.8%	57.7%

		Net present value	Weighted average cost of capital risk premium multiple	1.2–1.4	1.3

Retail properties		Discounted cash flow	Loan-to-value ratio	48.5%–73.1%	54.0%

			Equivalency rate	5.7%–7.2%	5.8%

			Loan-to-value ratio	48.5%–73.1%	54.0%

		Net present value	Weighted average cost of capital risk premium multiple	1.2–1.4	1.3

B-136	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Separate account real estate assets include the values of the related loan receivable in the table below at December 31, 2024 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Loan receivable	$1,375

Office properties		Discounted cash flow	Loan-to-value ratio	52.7%–78.2%	65.7%

			Equivalency rate	8.8%–32.6%	14.5%

Industrial properties		Discounted cash flow	Loan-to-value ratio	35.8%–72.6%	54.3%

			Equivalency rate	5.3%–8.3%	6.4%

Residential properties		Discounted cash flow	Loan-to-value ratio	69.9%–72%	71.0%

			Equivalency rate	7.7%–9%	8.1%

Retail properties		Discounted cash flow	Loan-to-value ratio	66.9%–66.9%	66.9%

			Equivalency rate	24.0%–24.0%	24.0%

Separate account real estate assets include the values of the real estate operating business in the table below at December 31, 2024 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Real estate operating business	$932

		Discounted cash flow	Discount rate	12.5%	12.5%

			Terminal growth rate	10.8%	10.8%

		Market approach	EBITDA multiple	31.7x	31.7x

			Terminal EBITDA Multiple	20.0x	20.0x

Additional Qualitative Information on Fair Valuation Process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The valuation teams are responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

The valuation teams (1) compare price changes between periods to current market conditions, (2) compare trade prices of securities to fair value estimates, (3) compare prices from multiple pricing sources, and (4) perform ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. The valuation teams determine if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparables, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the valuation teams, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-137

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The loans receivable are valued internally by the valuation teams, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily NAV until the next valuation review.

Note 11—Restricted Assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (in millions):

						2024
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$1,373	$—	$2	$—	$1,375	$652	$723	$—	$1,375	0.39%	0.39%

FHLB capital stock	373	—	—	—	373	367	6	—	373	0.11%	0.11%

On deposit with states	15	—	—	—	15	16	(1)	—	15	—%	—%

Pledged as collateral to FHLB (including assets backing funding agreements)	9,108	—	—	—	9,108	8,729	379	—	9,108	2.56%	2.60%

Pledged as collateral not captured in other categories	1,186	—	—	—	1,186	231	955	—	1,186	0.33%	0.34%

Other restricted assets	—	—	48	—	48	37	11	—	48	0.01%	0.01%

Total restricted assets	$12,055	$—	$50	$—	$12,105	$10,032	$2,073	$—	$12,105	3.40%	3.45%

						2023
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$652	$—	$—	$—	$652	$1,332	$(680)	$—	$652	0.19%	0.19%

FHLB capital stock	367	—	—	—	367	369	(2)	—	367	0.10%	0.11%

On deposit with states	16	—	—	—	16	16	—	—	16	0.01%	0.01%

Pledged as collateral to FHLB (Including assets backing funding agreements)	8,729	—	—	—	8,729	8,780	(51)	—	8,729	2.49%	2.52%

Pledged as collateral not captured in other categories	231	—	—	—	231	31	200	—	231	0.07%	0.07%

Other restricted assets	—	—	37	—	37	45	(8)	—	37	0.01%	0.01%

Total restricted assets	$9,995	$—	$37	$—	$10,032	$10,573	$(541)	$—	$10,032	2.87%	2.91%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged and collateral pledged associated with forward loan purchase agreements.

The other restricted assets represents real estate deposits held within separate accounts.

B-138	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (in millions):

	2024
Collateral Assets	Book/Adjusted Carrying Value (“BACV”)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$1,570	$1,570	0.51%	0.52%

Securities lending collateral assets	1,373	1,373	0.45%	0.46%

Total General Account Collateral Assets	$2,943	$2,943	0.96%	0.98%

Separate Account:

Securities lending collateral assets	$2	$2	—%	—%

Total Separate Account Collateral Assets	$2	$2	—%	—%

	2024
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Asset (General Account)	$2,943	1.13%

Recognized Obligation to Return Collateral Asset (Separate Account)	$2	—%

	2023
Collateral Assets	Book/Adjusted Carrying Value (“BACV”)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$1,039	$1,039	0.34%	0.35%

Securities lending collateral assets	652	652	0.21%	0.22%

Total General Account Collateral Assets	$1,691	$1,691	0.55%	0.57%

Separate Account:

Securities lending collateral assets	$2	$2	—%	—%

Total Separate Account Collateral Assets	$2	$2	—%	—%

	2023
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Assets (General Account)	$1,691	0.66%

Recognized Obligation to Return Collateral Asset (Separate Account)	$2	—%

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—Derivative Financial Instruments

The Company uses derivative instruments for economic hedging and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company does not enter into derivative financial instruments with financing premiums.

Counterparty and Credit Risk: Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-139

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to OTC transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. Due to the level of material swap exposure, the Company also entered Uncleared Margin Rules (“UMR”) agreements with certain non-clearinghouse counterparties to adhere to Initial Margin (“IM”) obligations for uncleared swap transactions. As of December 31, 2024 and 2023, counterparties pledged the following cash and initial margins to the Company (in millions):

	December 31,
	2024	2023

Cash collateral and margin	$1,570	$1,039

Securities collateral and margin	$398	$184

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2024 and 2023, the Company pledged the following collateral and initial margins to its counterparties (in millions):

	December 31,
	2024	2023

Cash collateral and margin	$5	$129

Securities collateral and margin	$1,113	$88

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value and accrued interest receivable of all derivative contracts which, as of December 31, 2024 and 2023, were $2,066 million and $1,491 million, respectively.

Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2024 and 2023 were $235 million and $121 million, respectively, for which the Company posted collateral of $244 million and $100 million, respectively, through the normal course of business.

Derivative Types: The Company utilizes the following types of derivative financial instruments and strategies within its portfolio:

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to economically hedge against the effect of interest rate fluctuations on certain variable interest rate bonds and other commitments. The Company also uses interest rate swap contracts in certain replication synthetic asset transactions. (“RSAT”). RSATs are derivative transactions (the derivative component) established concurrently with other investments (the cash component) in order to “replicate” the investment characteristics of another permissible instrument (the reference entity). The Company does not apply hedge accounting for these derivatives instruments.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts and forward foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. The Company applies hedge accounting to certain of these derivatives instruments and fair value accounting to the majority of these derivatives instruments.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. The Company does not apply hedge accounting for these derivatives instruments.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps to hedge against unexpected credit events on selective investments held in the Company’s investment portfolio. The Company pays a periodic fee in exchange for the right to put the underlying investment back to the counterparty at par upon a credit event by the underlying referenced issuer. Credit events are typically defined as bankruptcy, failure to pay, or certain types of restructuring. The Company does not apply hedge accounting for these derivatives instruments.

Written Credit Default Swaps used in Replication Transactions: Credit default swaps are used by the Company in conjunction with long-term bonds as RSAT. The Company sells credit default swaps on single name corporate or sovereign credits, credit indices, or credit index tranches and provides credit default protection to the buyer. Events or circumstances that would require the Company

B-140	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

to perform under a written credit default swap may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, debt restructuring, or default. The Company does not apply hedge accounting for these derivatives instruments.

Asset Swap Contracts: The Company enters into asset swap contracts to hedge against inflation risk associated with its TIPS. The Company also uses asset swap contracts in certain RSATs. For hedges of its TIPS, the Company pays all cash flows received from the TIPS security to the counterparty in exchange for fixed interest rate coupon payments. The Company applies hedge accounting for asset swaps used in hedging transactions, and does not apply hedge accounting for asset swaps used in RSATs.

Total Return Swap Contracts: The Company enters into total return swap contracts in conjunction with long-term bonds as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Bond Forward Contracts: The Company enters into forward bond contracts to purchase an identified bond at a specified price on a future date as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

The table below illustrates the change in net unrealized capital gains and losses and realized capital gains and losses from derivative instruments. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes (in millions):

	December 31, 2024		December 31, 2023		December 31, 2022
	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)
Qualifying hedge relationships

Foreign currency swap	$246	$2	$(101)	$(3)	$296	$11

Total qualifying hedge relationships	$246	$2	$(101)	$(3)	$296	$11

Non-qualifying hedge relationships

Foreign currency swaps	$195	$(7)	$(417)	$85	$476	$33

Foreign currency forwards	444	2	(147)	28	(37)	412

Interest rate contracts	(1)	—	86	(172)	(103)	—

Total non-qualifying hedge relationships	$638	$(5)	$(478)	$(59)	$336	$445

Derivatives used for other than hedging purposes	$—	$(105)	$—	$19	$—	$3

Total derivatives	$884	$(108)	$(579)	$(43)	$632	$459

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.
2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.
3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an other-than-temporary impairment loss on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

The Company enters into replication transactions whereby credit default swaps have been written by the Company on credit indices, credit index tranches, or single name corporate or sovereign credits. Credit index positions represent replications where credit default swaps have been written by the Company on the Dow Jones North American Investment Grade Series of indexes (“DJ.NA.IG”). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been written by the Company on the Dow Jones North American High Yield Series of indexes (“DJ.NA.HY”). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market.

The Company writes contracts on the “Senior” tranche of the Dow Jones North American Investment Grade Index Series, whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Super Senior” tranche of the Dow Jones North American High Yield Index Series, whereby the Company is obligated to perform should the default rates of each index fall between 35%-100%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-141

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Information related to the credit quality of replication positions involving credit default swaps appears below. The values below are listed in order of their NAIC credit designation, with a designation of 1 having the highest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2024			December 31, 2023
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity

RSAT NAIC Designation

1 Highest quality	Single name credit default swaps	$—	$—	—	$—	$—	—

	Credit default swaps on indices	12,327	948	4	12,862	991	4
	Subtotal	12,327	948	4	12,862	991	4

2 High quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	150	3	4	55	2	4
	Subtotal	150	3	4	55	2	4

3 Medium quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	—	—	—

Total		$12,477	$951	4	$12,917	$993	4

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes.

		Summary of Derivative Positions
		(in millions)
		December 31, 2024			December 31, 2023
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Asset swaps	Assets	$1,210	$—	$(258)	$1,210	$—	$(282)

	Liabilities	—	—	—	—	—	—

Foreign currency swaps	Assets	4,634	432	428	3,027	220	266

	Liabilities	556	(22)	(9)	1,364	(56)	(57)

Total qualifying hedge relationships		$6,400	$410	$161	$5,601	$164	$(73)

Non-qualifying hedge relationships

Interest rate swaps	Assets	$—	$—	$—	$—	$—	$—

	Liabilities	116	(5)	(5)	116	(4)	(4)

Foreign currency swaps	Assets	5,569	488	488	4,044	367	367

	Liabilities	1,140	(33)	(33)	2,473	(102)	(99)

Foreign currency forwards	Assets	6,381	291	291	285	—	—

	Liabilities	10	(1)	(1)	5,305	(155)	(155)

Total non-qualifying hedge relationships		$13,216	$740	$740	$12,223	$106	$109

Derivatives used for other than hedging purposes

Written credit default swaps	Assets	$8,912	$718	$876	$9,352	$771	$939

	Liabilities	3,565	(37)	75	3,565	(48)	53

Asset swaps and total return swaps	Assets	835	—	(7)	835	—	(7)

	Liabilities	—	—	—	—	—	—

Bond Forwards	Assets	9,175	—	(879)	9,175	—	(31)

	Liabilities	—	—	—	—	—	—

Interest Rate Swaps	Assets	50	—	(9)	50	—	(9)

	Liabilities	—	—	—	—	—	—

Total derivatives used for other than hedging purposes		$22,537	$681	$56	$22,977	$723	$945

Total derivatives		$42,153	$1,831	$957	$40,801	$993	$981

B-142	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

For the year ended December 31, 2024 and 2023, the average fair value of derivatives used for other than hedging purposes, was $452 million and $626 million.

Note 13—Separate Accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity. During 2024, REA’s liquid assets have comprised less than 10% of its net assets, primarily due to higher contract owner withdrawals driven by unfavorable market trends in the U.S. commercial real estate market, with elevated interest rates negatively impacting property values.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The separate account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Separate Account VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Real Estate Account	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-3	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Stable Value	Group deferred fixed annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2024	2023

TIAA Real Estate Account	$23,656	$25,269

TIAA Separate Account VA-3	20,447	18,163

TIAA Separate Account VA-1	1,316	1,208

TIAA Stable Value	3,086	2,985

Total	$48,505	$47,625

In accordance with the products recorded within the separate accounts, some separate account liabilities are guaranteed by the General Account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The General Account provides the REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the REA cannot fund participant requests, the General Account will fund the requests by purchasing accumulation units in the REA. Under this agreement, the Company guarantees participants will be able to redeem their accumulation

Intelligent Variable Annuity ∎ Statement of Additional Information	B-143

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

units at their accumulation unit value determined after the transfer or withdrawal request is received in good order. See Note 20 – Contingencies and Guarantees for additional disclosures on purchases of accumulation units in the REA during 2024.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2024
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$661	$—	$5,076	$5,737

Reserves

For accounts with assets at:

Fair value	$—	$—	$43,398	$43,398

Amortized cost	2,895	—	—	2,895

Total reserves	$2,895	$—	$43,398	$46,293

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,895	$—	$—	$2,895

At fair value	—	—	43,398	43,398

Total reserves	$2,895	$—	$43,398	$46,293

*	Withdrawable at book value without adjustment or charge.

	2023
	Non- indexed Guarantee less than/equal to 4%	Non- indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$547	$—	$3,720	$4,267

Reserves

For accounts with assets at:

Fair value	$—	$—	$42,392	$42,392

Amortized cost	2,822	—	—	2,822

Total reserves	$2,822	$—	$42,392	$45,214

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,822	$—	$—	$2,822

At fair value	—	—	42,392	42,392

Total reserves	$2,822	$—	$42,392	$45,214

*	Withdrawable at book value without adjustment or charge.

	2022
	Non- indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$837	$—	$4,347	$5,184

Reserves

For accounts with assets at:

Fair value	$—	$—	$46,032	$46,032

Amortized cost	2,870	—	—	2,870

Total reserves	$2,870	$—	$46,032	$48,902

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,870	$—	$—	$2,870

At fair value	—	—	46,032	46,032

Total reserves	$2,870	$—	$46,032	$48,902

*	Withdrawable at book value without adjustment or charge.

B-144	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The following is a reconciliation of transfers to (from) the Company to the separate accounts for the years ended December 31, (in millions):

	2024	2023	2022

Transfers reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$6,099	$4,562	$5,565

Transfers from separate accounts	(6,781)	(7,511)	(5,971)

Reconciling adjustments:

Fund transfer exchange gain (loss)	—	—	(1)

Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(682)	$(2,949)	$(407)

Note 14—Policy and Contract Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, New York State Regulation 213, and VM-21 as applicable.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	December 31, 2024	December 31, 2023

Deferred and payout annuity contracts issued after 2000	$4,309	$4,132

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS and the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2024 and 2023.

For ordinary and collective life insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual renewable term policies and cost of living riders issued on and after January 1, 1994, uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims are based on historical experience and set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total active lives disability waiver of premium reserve.

As of December 31, 2024 and 2023, the Company had $124 million and $141 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-145

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Withdrawal characteristics of individual annuity reserves, group annuity reserves, and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2024
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$21,963	$21,963	11.8%

At book value without adjustment (minimal or no charge or adjustment)	29,365	—	—	29,365	15.9%

Not subject to discretionary withdrawal	133,713	—	—	133,713	72.3%

Total (direct + assumed)	$163,078	$—	$21,963	$185,041	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$163,078	$—	$21,963	$185,041

	2023
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$22,426	$22,426	12.0%

At book value without adjustment (minimal or no charge or adjustment)	30,096	—	—	30,096	16.2%

Not subject to discretionary withdrawal	133,626	—	—	133,626	71.8%

Total (direct + assumed)	$163,722	$—	$22,426	$186,148	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$163,722	$—	$22,426	$186,148

	2024
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$21,425	$21,425	22.6%

At book value without adjustment (minimal or no charge or adjustment)	41,356	2,888	—	44,244	46.6%

Not subject to discretionary withdrawal	29,255	—	—	29,255	30.8%

Total (direct + assumed)	$70,611	$2,888	$21,425	$94,924	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$70,611	$2,888	$21,425	$94,924

	2023
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$19,954	$19,954	22.4%

At book value without adjustment (minimal or no charge or adjustment)	38,655	2,814	—	41,469	46.7%

Not subject to discretionary withdrawal	27,527	—	—	27,527	30.9%

Total (direct + assumed)	$66,182	$2,814	$19,954	$88,950	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$66,182	$2,814	$19,954	$88,950

B-146	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

	2024
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$10	$10	0.1%

At book value without adjustment (minimal or no charge or adjustment)	1,335	7	—	1,342	15.3%

Not subject to discretionary withdrawal	7,434	—	—	7,434	84.6%

Total (direct + assumed)	$8,770	$7	$10	$8,786	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,770	$7	$10	$8,786

	2023
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$12	$12	0.1%

At book value without adjustment (minimal or no charge or adjustment)	1,284	8	—	1,292	15.2%

Not subject to discretionary withdrawal	7,215	—	—	7,215	84.7%

Total (direct + assumed)	$8,499	$8	$12	$8,519	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,499	$8	$12	$8,519

Note 15—Management Agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA Life and administrative services to VA-1. The Company provided administrative services to TIAA, FSB (“the Bank”), a subsidiary of FSB, through July 30, 2023. Additionally, under a General Service and Facilities Agreement with Nuveen, LLC, the Company provides and receives general services at cost inclusive of charges for overhead.

As the common pay-agent, the Company allocated expenses of $2,737 million, $2,572 million and $2,254 million to its various subsidiaries and affiliates for the years ended December 31, 2024, 2023 and 2022, respectively. The expense allocation process determines the portion of the operating expenses attributable to each legal entity based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization of TIAA, are provided at-cost by the Company and two of its subsidiaries, TIAA-CREF Investment Management, LLC (“TCIM”) and TIAA-CREF Individual and Institutional Services, LLC (“TC Services”). Such services are provided in accordance with an Administrative Service Agreement between CREF and the Company, an Investment Management Agreement between CREF and TCIM, and a Principal Underwriting and Distribution Services Agreement between CREF and TC Services (collectively the “CREF Agreements”). The Company is the common pay-agent for CREF and TC Services. The Company collects the distribution expense reimbursements from CREF and then remits those payments to TC Services. The administration and investment expenses incurred by the Company are included in operating expenses and offset against the related expense reimbursements received from CREF and Nuveen Services, respectively. The expense reimbursements under the CREF Agreements and the equivalent expenses, amounted to approximately $578 million, $577 million, and $518 million for the years ended December 31, 2024, 2023 and 2022, respectively.

TC Services maintains a Distribution Agreement with the Company under which TC Services is the principal underwriter and distributor for variable annuity contracts issued by the Company. Such activities performed by TC Services are reimbursed at cost. The Company paid $13 million, $10 million, and $9 million for the years ended December 31, 2024, 2023, and 2022, respectively for these services. TC Services also maintains a Distribution Agreement with the Company under which TC Services is the distributor for proprietary and non-proprietary mutual funds, whereby the Company does not provide cost reimbursements to TC Services.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-147

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company had a General Service Agreement through July 30, 2023, whereby the Company provided general administrative services such as technology, marketing, finance, corporate overhead and individual advisory services to the Bank. Expense allocations to the Bank were $44 million and $81 million for the years ended December 31, 2023 and 2022, respectively.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Nuveen Securities, LLC (“Securities”), an indirect subsidiary of Nuveen, LLC, distributes registered securities for certain proprietary funds and non-proprietary mutual funds.

The Company has Investment Management Agreements with Advisors, Nuveen Alternatives Advisors, LLC, and Churchill Asset Management, wholly owned subsidiaries of Nuveen, LLC, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company. As of June 30, 2023, a portion of the Investment Management Agreement between the Company and Nuveen Alternative Advisors, LLC was permanently assigned to Churchill Asset Management. The Company paid $153 million, $155 million, and $164 million to Advisors, and $289 million, $316 million, and $333 million to Nuveen Alternatives Advisors, LLC, for the years ended December 31, 2024, 2023, and 2022, respectively. The Company paid $126 million and $46 million to Churchill Asset Management for the years ended December 31, 2024, and 2023, respectively.

The Company has an Omnibus Service Agreement with Nuveen, LLC, pursuant to which Nuveen, LLC directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead. The Company paid $7 million to Nuveen, LLC for each of the years ended December 31, 2024, 2023 and 2022.

The Company has a sublease agreement for certain leases and leasehold improvements with Nuveen Services, LLC. The Company makes the applicable lease payments on behalf of Nuveen Services, LLC and then allocates those costs. Under the sublease agreement, the Company allocated $14 million, $15 million and $15 million to Nuveen Services, LLC for the years ended December 31, 2024, 2023, and 2022, respectively.

All services necessary for the operation of the REA are provided at-cost by the Company and TC Services. The Company provides investment management and administrative services for the REA in accordance with an Investment Management and Administrative Agreement. Distribution services for the REA are provided in accordance with a Distribution Agreement among TC Services, the Company and the REA (collectively the “Agreements”). The Company and TC Services receive payments from the REA on a daily basis according to formulae established annually and adjusted periodically for performance of these Agreements. The daily fee is based on an estimate of the at-cost expenses necessary to operate the REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating the REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter. Reimbursements collected under the Agreements amounted to approximately $161 million, $170 million, and $153 million for the periods ended December 31, 2024, 2023 and 2022, respectively.

The Company provides certain separate account guarantees, including a liquidity guarantee to REA, and is compensated for these guarantees. See Note 20 Contingencies and Guarantees for additional information on separate account guarantees.

The Company had a Service Agreement with the Bank through July 30, 2023, whereby the Bank provided general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead. The Company paid $1 million and $5 million to the Bank for the years ended December 31, 2023 and 2022, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with Nuveen Investments, an indirect subsidiary of Nuveen, LLC, whereby the Company provides cash disbursements and related services at cost. The Company allocated $101 million, $105 million, and $108 million to Nuveen Investments for the years ended December 31, 2024, 2023, and 2022, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA Kaspick, LLC (“Kaspick”), an indirect subsidiary of TIAA, whereby the Company provides cash disbursements and related services at cost. The Company allocated $42 million, $40 million, and $37 million to Kaspick for the years ended December 31, 2024, 2023, and 2022, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA-CREF Tuition Financing, Inc. (“TFI”), a subsidiary of the Company, whereby the Company provides cash disbursements and related services at cost. The Company allocated $100 million, $87 million, and $84 million to TFI for the years ended December 31, 2024, 2023, and 2022, respectively.

The Company has a Service Agreement with TIAA Global Business Services (India) Private Limited (“TIAA India”), an indirect wholly-owned subsidiary of the Company, whereby TIAA India provides information technology and non-technology services for the Company and its affiliates. The Company paid $170 million, $143 million, and $112 million to TIAA India for the years ended December 31, 2024, 2023, and 2022, respectively.

The Company has a Technology Support and Services Agreement with MyVest Corporation (“MyVest”), a wholly-owned subsidiary of the Company, whereby MyVest provides project and program management services for the Company. The Company paid

B-148	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

$31 million, $37 million, and $36 million to MyVest for the years ended December 31, 2024, 2023, and 2022, respectively. The Company agrees to provide MyVest administrative services for use in its day to day operations. MyVest reimbursed the Company for administrative services in the amount of $1 million and $2 million for each of the years ended December 31, 2023, and 2022, respectively. No reimbursements were made for the year-ended December 31, 2024.

The Bank provided custody and trustee services to the Company through July 30, 2023. The Company paid $4 million and $6 million to the Bank for the years ended December 31, 2023, and 2022, respectively, for these services. As of July 31, 2023, these services are provided by the Trust pursuant to a general services agreement. The Company paid $7 million and $2 million to the Trust during the years ended December 31, 2024 and 2023, respectively.

The Company has a service and subcontracting agreement with TIAA Shared Services, LLC (“TSS”), a wholly-owned subsidiary of the Company. Under the agreement, TSS serves as an internal administrative service provider for the Company as well as for CREF and the Company’s affiliates with existing administrative services agreements with the Company. The Company pays TSS compensation it receives (and TSS reimburses the Company for disbursements it makes) relating to the provision of administrative services for the Company. The Company also reimburses TSS at cost for administrative services provided in support of the Company’s insurance business and the fulfillment of its contractual obligation to provide such services to CREF and the Company’s affiliates. The Company also provides to TSS any services necessary to conduct its operations, and TSS reimburses the Company at cost for these services. TSS reimbursed the Company $666 million, $612 million, and $600 million for the years ended December 31, 2024, 2023, and 2022, respectively.

Note 16—Federal Income Taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2024 or December 31, 2023.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2024			12/31/2023			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross Deferred Tax Assets	$5,525	$2,991	$8,516	$5,318	$2,348	$7,666	$207	$643	$850

b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted Gross Deferred Tax Assets (a–b)	5,525	2,991	8,516	5,318	2,348	7,666	207	643	850

d) Deferred Tax Assets Non-admitted	1,163	2,051	3,214	1,479	1,426	2,905	(316)	625	309

e) Subtotal Net Admitted Deferred Tax Asset (c-d)	4,362	940	5,302	3,839	922	4,761	523	18	541

f) Deferred Tax Liabilities	2,620	896	3,516	2,183	850	3,033	437	46	483

g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$1,742	$44	$1,786	$1,656	$72	$1,728	$86	$(28)	$58

	12/31/2024			12/31/2023			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5 Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101

a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	1,742	44	1,786	1,656	72	1,728	86	(28)	58

1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	1,742	44	1,786	1,656	72	1,728	86	(28)	58

2. Adjusted Gross DTA Allowed per Limitation Threshold	XXX	XXX	5,885	XXX	XXX	6,050	XXX	XXX	(165)

c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	2,620	896	3,516	2,184	850	3,034	436	46	482

d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$4,362	$940	$5,302	$3,840	$922	$4,762	$522	$18	$540

Intelligent Variable Annuity ∎ Statement of Additional Information	B-149

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	933%	979%

Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$39,231	$40,332

	12/31/2024		12/31/2023		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in millions)

Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage

Adjusted Gross DTAs Amount From Above	$5,525	$2,991	$5,318	$2,348	$207	$643

Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—%	—%	—%	—%	—%	—%

Net Admitted Adjusted Gross DTAs Amount From Above	$4,361	$940	$3,839	$922	$522	$18

Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	12.48%	—%	19.13%	—%	(6.65)%	—%

The Company supports the admittance of $544 million of DTA with $2,952 million of tax planning strategies. The Company does not have tax planning strategies that include the use of reinsurance.

The Company has no temporary differences for which DTLs are not recognized.

Income taxes incurred consist of the following major components as of December 31, (in millions):

	2024	2023	2022

Current Income Tax:

Federal income tax expense (benefit)	$(548)	$(582)	$(717)

Foreign taxes	1	—	1

Subtotal	$(547)	$(582)	$(716)

Federal income taxes expense on net capital gains	135	(48)	254

Generation/(utilization) of loss carry-forwards	413	630	463

Intercompany tax sharing expense/(benefit)	(139)	(6)	(81)

Federal and foreign income tax expense / (benefit)	$(138)	$(6)	$(80)

B-150	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

	12/31/2024	12/31/2023	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$11	$10	$1

Investments	387	376	11

Policyholder dividends accrual	485	496	(11)

Fixed assets	248	222	26

Compensation and benefits accrual	482	460	22

Net operating loss carry-forward	1,264	932	332

Other (including items < 5% of total ordinary tax assets)	697	715	(18)

Intangible assets—business in force and software	1,951	2,107	(156)

Subtotal	$5,525	$5,318	$207

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	1,163	1,479	(316)

Admitted ordinary deferred tax assets	$4,362	$3,839	$523

Capital:

Investments	$2,967	$2,328	$639

Real estate	24	20	4

Subtotal	$2,991	$2,348	$643

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	2,051	1,426	625

Admitted capital deferred tax assets	940	922	18

Admitted deferred tax assets	$5,302	$4,761	$541

	12/31/2024	12/31/2023	Change

Deferred Tax Liabilities:

Ordinary:

Investments	$2,563	$2,080	$483

Reserves transition adjustment	52	102	(50)

Other (including items < 5% of total ordinary tax liabilities)	5	1	4

Subtotal	$2,620	$2,183	$437

Capital:

Investments	$896	$850	$46

Subtotal	$896	$850	$46

Deferred tax liabilities	$3,516	$3,033	$483

Net Deferred Tax:

Assets/Liabilities	$1,786	$1,728	$58

Intelligent Variable Annuity ∎ Statement of Additional Information	B-151

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2024 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$(340)	21.00%

Dividends received deduction	(56)	3.46

Transfer pricing adjustment	18	(1.10)

Amortization of interest maintenance reserve	(44)	2.70

Statutory impairment of affiliated common stock	7	(0.46)

Other permanent differences	6	(0.35)

Prior year true-ups (TIAA & Subs)	(40)	2.50

Prior year true-ups (TIAA & Subs) - tax credits	(49)	3.00

Current year tax credit activity	13	(0.83)

Current year non-admitted assets	(60)	3.80

Other	21	(1.30)

Total statutory income taxes	$(524)	32.42%

Federal and foreign income tax expense (benefit) - Ordinary	(138)	8.52

Federal and foreign income tax expense (benefit) - Capital	—	—

Change in net deferred income tax charge (benefit)	(386)	23.90

Total statutory income taxes	$(524)	32.42%

As of December 31, 2024, the Company had the following net operating loss carry forwards (in millions):

Year Incurred	Net Operating Losses	Year of Expiration

2022	$1,732	Indefinite

2023	2,573	Indefinite

2024	1,714	Indefinite

Total	$6,019

As of December 31, 2024, the Company had the following foreign tax credit carry forwards (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration

2015	$45	2025

2018	3	2028

2019	3	2029

2020	1	2030

2021	1	2031

2022	42	2032

2023	37	2033

Total	$132

As of December 31, 2024, the Company has no taxes available for recoupment in the event of future losses.

At December 31, 2024, the Company had no net capital loss carry forwards.

At December 31, 2024, the Company has general business credits of $133 million generated during the years 2005 to 2023 and expiring between 2025 to 2043.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

B-152	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

1) 730 Texas Forest Holdings, Inc.

2) GreenWood Resources, Inc.

3) MyVest Corporation

4) NIS/R&T, Inc.*

5) Nuveen Holdings, Inc.*

6) Nuveen Holdings 1, Inc.*

7) Nuveen Investments, Inc.*

8) Nuveen Investments Holdings, Inc.*

9) Nuveen Securities, LLC*

10) T-C SP, Inc.

11) TIAA-CREF Life Insurance Company

12) Terra Land Company

13) TIAA Board of Governors

14) TIAA-CREF Tuition Financing, Inc.

15) TIAA Trust, N.A.

16) Westchester Group Farm Management, Inc.

17) Westchester Group Investment Management Holding Company, Inc.

18) Westchester Group Investment Management, Inc.

19) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings 1, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

Amounts receivable (payable) from the Company’s subsidiaries for federal income taxes are $2 million and $(91) million at December 31, 2024 and 2023, respectively.

The Company’s tax years 2018 through 2020 are currently under examination by the Internal Revenue Service (“IRS”), and tax years 2021 through 2023 are open to examination.

The Inflation Reduction Act of 2022 (“the Act”) was enacted on August 16, 2022. The Act included a new Corporate Alternative Minimum Tax (“CAMT”) which is a 15 percent tax on an applicable corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective for tax years 2023 and 2024 for applicable corporations.

Pursuant to guidance released by the Statutory Accounting Principles Working Group (“SAPWG”) within INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and will not be liable for CAMT in 2024.

Note 17—Repurchase and Securities Lending Programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained as necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2024 and 2023, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2024 and 2023 that resulted in default.

As of December 31, 2024 and 2023, the Company had no outstanding repurchase agreements.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-153

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2024, the estimated fair value of the Company’s securities on loan under the program was $1,342 million. The estimated fair value of collateral held by the Company for the securities on loan as of December 31, 2024, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $1,373 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2024.

Of the cash collateral received from the program, $1,373 million is held as cash or reinvested in overnight, government backed, repurchase agreements as of December 31, 2024. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2024 (in millions):

	Amortized Cost	Fair Value

Open	$1,373	$1,373

Total collateral reinvested	$1,373	$1,373

As of December 31, 2023 the estimated fair value of the Company’s securities on loan under the program was $638 million. The estimated fair value of collateral held by the Company for the securities on loan as of December 31, 2023, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $652 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2023.

Of the cash collateral received from the program, $652 million was held as cash or reinvested in overnight, government backed, repurchase agreements as of December 31, 2023. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2023 (in millions):

	Amortized Cost	Fair Value

Open	$652	$652

Total collateral reinvested	$652	$652

Note 18—Federal Home Loan Bank of New York Membership and Borrowings

The Company is a member of the FHLBNY. Through its membership, the Company has the ability to conduct business activity (“advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $17,499 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held in the General Account as of December 31, (in millions):

	2024	2023

Membership stock—class A	$—	$—

Membership stock—class B	50	50

Activity stock	323	317

Excess stock	—	—

Total	$373	$367

There were no FHLBNY capital stock held in separate accounts as of December 31, 2024 and 2023.

Membership stock at December 31, 2024 and 2023, is not eligible for redemption.

The Company had $7,078 million and $6,876 million in funding agreements and $100 million and $160 million in debt outstanding at December 31, 2024 and December 31, 2023 respectively.

B-154	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The following table shows the maximum collateral pledged to FHLBNY in the General Account during the year ending December 31, (in millions):

	2024			2023
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

Total	$9,347	$10,362	$8,280	$9,717	$10,729	$8,657

There was no collateral pledged to FHLBNY in the separate accounts during the years ended December 31, 2024 and 2023.

The following table shows the maximum borrowing from FHLBNY in the General Account during the year ending December 31, (in millions):

	2024	2023

Debt	$1,785	$2,600

Funding agreements	6,496	6,057

Total	$8,281	$8,657

There were no borrowings from FHLBNY in the separate accounts during the year ended December 31, 2024 and 2023.

The following table shows the collateral pledged to FHLB in the General Account as of December 31, 2024 and 2023 (in millions):

	2024			2023
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing

Total	$8,213	$9,108	$7,178	$7,974	$8,729	$7,036

There was no collateral pledged to FHLB in the separate account as of December 31, 2024 and 2023.

Note 19—Capital and Contingency Reserves and Shareholders’ Dividends Restrictions

The portion of contingency reserves increased or (reduced) by each item below for the years ended December 31 are as follows (in millions):

	2024	2023	2022

Net income (loss)	$(1,216)	$(674)	$(408)

Change in net unrealized capital gains (losses), net of taxes	71	167	(612)

Change in asset valuation reserve	715	(214)	1,776

Change in net deferred income tax	386	609	271

Change in non-admitted assets	(625)	(471)	(1,289)

Surplus (contributed to) withdrawn from Separate Accounts	(294)	(618)	—

Change in surplus of separate accounts	260	594	—

Change in surplus notes	(349)	—	—

Change in post-retirement benefit liability	(6)	(4)	10

As of December 31, 2024 and 2023, the portion of contingency reserves represented by cumulative net unrealized gains was $3,581 million and $3,503 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Governors, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-155

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Surplus Notes: The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2024 (in millions):

Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Life-To-Date Principal Paid	Date of Maturity

12/16/2009	6.850%	$2,000	$1,049	$1,049	$72	$1,079	$950	12/16/2039

09/18/2014	4.900%	1,650	1,649	1,649	81	808	—	09/15/2044

05/08/2017	4.270%	2,000	1,994	1,995	85	642	—	05/15/2047

05/07/2020	3.300%	1,250	1,249	1,249	41	187	—	05/15/2050

Total		$6,900	$5,941	$5,942	$279	$2,716	$950

In 2024, the Company called a $350 million fixed to floating surplus note that was issued on September 18, 2014. It bore interest at a fixed annual rate of 4.375% until September 15, 2024, at which time it converted to a floating rate and became callable. The current year interest expense was $16 million.

For the years ended December 31, 2024 and 2023, the Company did not have any related parties as holders of surplus notes or unapproved interest or principal. There were no amounts of current year interest offset or principal paid and the notes were not contractually linked. Surplus note payments are not subject to administrative offsetting and proceeds were not used to purchase assets directly from the holder of the note.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: The Company is subject to stockholder dividend restrictions under the New York Insurance Law. However, all of the outstanding common stock of the Company is collectively held by TIAA Board of Governors, a non-profit corporation created to hold the stock of the Company, and therefore the Company does not make stockholder dividend payments.

Note 20—Contingencies and Guarantees

Subsidiary and Affiliate Guarantees:

At December 31, 2024, the Company has a financial support agreement with TIAA Life. Under this agreement, the Company will provide support so TIAA Life will have the greater of (a) capital and surplus of $250 million or (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2024, the capital and surplus of TIAA Life was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2024.

The Company has agreed that it will cause TIAA Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services.

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continued

This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA Life with recourse to or against any of the assets of the Company.

The Company has unconditionally guaranteed $1,000 million in 4.0% senior unsecured notes issued by Nuveen, LLC due in 2028. The Company agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by Nuveen, LLC. The guarantee is made to/on behalf of a wholly-owned subsidiary, and as such the liability is excluded from recognition. The maximum potential amount of future payments the Company could be required to make under the guarantee as of December 31, 2024, is $1,160 million, which includes the future undiscounted interest payments. Should action under the guarantee be required, the Company would contribute cash to Nuveen, LLC, to fund the obligation, thereby increasing the Company’s investment in Nuveen, LLC, as reported in other invested assets. Based on Nuveen, LLC’s financial position and operations, the Company views the risk of performance under this guarantee as remote.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA Life. $75 million of this facility is maintained on a committed basis with an expiration date of June 27, 2025. As of December 31, 2024, there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2024, there were no balances outstanding. It is the intent of the Company, CREF, and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $500 million committed credit facility maintained with a group of banks.

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with the Trust. $100 million of this facility is maintained on a committed basis with an expiration date of June 30, 2025. As of December 31, 2024, there were no balances outstanding.

The Company provides a $5 million unsecured 364-day revolving line of credit arrangement with MyVest, Inc. This line has an expiration date of December 30, 2025. As of December 31, 2024, $4 million was outstanding.

The Company provides a $250 million committed 364-day revolving line of credit arrangement with Nuveen, LLC. This line has an expiration date of December 18, 2025. As of December 31, 2024, there were no balances outstanding.

The Company also provides a $200 million unsecured revolving line of credit arrangement with T-C S-T REIT LLC. This line of credit has an open ended expiration date and is effective until terminated. As of December 31, 2024, $128 million was outstanding.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Pursuant to the liquidity guarantee obligation, the TIAA General Account has purchased 1,851 thousand accumulation units issued by the REA for a total of $911 million since the guarantee was activated in 2023 and continues to hold these accumulation units as of December 31, 2024. The fair value of these accumulations units was $854 million as of December 31, 2024. Accumulation units owned by TIAA are valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a

Intelligent Variable Annuity ∎ Statement of Additional Information	B-157

Notes to statutory–basis financial statements	concluded

Teachers Insurance and Annuity Association of America

result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other Contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 21—Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 6, 2025, the date the financial statements were available to be issued.

B-158	Statement of Additional Information ∎ Intelligent Variable Annuity

A11525 (05/25)